                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:                           811-6411

Exact name of registrant as specified in charter:             Voyageur Investment Trust

Address of principal executive offices:                       2005 Market Street
                                                              Philadelphia, PA 19103

Name and address of agent for service:                        Richelle S. Maestro, Esq.
                                                              2005 Market Street
                                                              Philadelphia, PA 19103

Registrant's telephone number, including area code:           (800) 523-1918

Date of fiscal year end:                                      August 31

Date of reporting period:                                     August 31, 2003

Item 1.  Reports to Stockholders

         The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund of the Registrant, information on which is included in the following shareholder reports.

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
FIXED INCOME                              A member of Lincoln Financial Group(R)



Annual Report 2003
--------------------------------------------------------------------------------
                   DELAWARE TAX-FREE ARIZONA FUND
                   DELAWARE TAX-FREE ARIZONA INSURED FUND
                   DELAWARE TAX-FREE CALIFORNIA FUND
                   DELAWARE TAX-FREE CALIFORNIA INSURED FUND
                   DELAWARE TAX-FREE COLORADO FUND


[LOGO] POWERED BY RESEARCH.(SM)

Table
   OF CONTENTS
-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARIES:

   Delaware Tax-Free Arizona Fund                               4

   Delaware Tax-Free Arizona Insured Fund                       5

   Delaware Tax-Free California Fund                            6

   Delaware Tax-Free California Insured Fund                    7

   Delaware Tax-Free Colorado Fund                              8
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statements of Net Assets                                     9

   Statements of Operations                                    21

   Statements of Changes in Net Assets                         22

   Financial Highlights                                        25

   Notes to Financial Statements                               40
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 45
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     46
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                                    September 10, 2003
   MANAGEMENT REVIEW

Fund Manager
Andrew M. McCullagh
Senior Portfolio Manager

Q: How did the fixed-income markets fare during the 12-month period?

A: Municipal bonds produced modestly positive returns during the fiscal year ended August 31, 2003. Declining interest rates in a lackluster economy generally provided a positive bond market environment for most of the year.

Interest rates steadily declined through mid-June when the bellwether 10-year U.S. Treasury bond yield fell to 3.07%. However, the bond market was jolted in early summer by an uncharacteristically ambiguous message from the Federal Reserve Board. In June, the Fed shared its concern relating to deflation along with possible remedial steps, such as purchasing Treasury bonds. Investors expected that this action would bolster bond prices and reduce interest rates even further. A few weeks after this statement, the Fed inexplicably reversed course, saying deflation was no longer the primary policy issue. This caused yields to rise and bond prices to decline sharply in one of the worst sell-offs in years.

Fortunately, our strategy prior to this dramatic bond market move was to shorten the Funds' durations. Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates. In fact, we had shortened duration as early as late 2002 because we anticipated that interest rates would rise as the economy recovered. While we didn't know exactly when this reversal would take place, we also knew that it can take months to reposition a bond portfolio's duration. By doing so early in the fiscal year, the funds were not nearly as vulnerable to a selloff as their peers. Indeed, four out of the five funds discussed below outperformed their peers, as measured by Lipper Inc.

Q: What were some of the factors that influenced performance in the Funds during the fiscal year?
A: One of our general strategies was to buy bonds with intermediate maturities rather than lengthier 30-year debt, because the former offered more attractive yields on a risk/reward basis. In addition, we attempted to lighten our exposure to multifamily housing bonds, as rentals were vacated in favor of home purchases given historically low mortgage rates.

A focus on call protection was another positive factor, particularly when interest rates were declining and issuers were seeking to refinance debt. Finally, we sought to generate a competitive income stream for the portfolios relative to their fund peer groups, as measured by Lipper Inc. The yields for all funds, except for the Tax-Free Arizona Insured Fund, exceeded the average yield of their respective Lipper fund peer groups for the 12-month period. We believed this measure would help protect against the effect of price declines in a rising interest rate environment.

Still, municipal securities lagged behind the overall bond market during the fiscal year. The primary reason was record issuance by states and municipalities seeking to take advantage of low interest rates, which in turn exerted downward pressure on bond prices. In addition, the economies of Arizona, California, and Colorado -- which have become heavily dependent on the technology sector in recent years -- continued to be negatively affected by the slow recovery in capital spending.

Q: Please discuss performance and your strategies in each of the Funds during the year.
For the 12 months ended August 31, 2003, Delaware Tax-Free Arizona Fund's return of -0.88% (Class A shares at net asset value with distributions reinvested) lagged the +1.92% return of the Lipper Arizona Municipal Debt Funds Average. In addition, the benchmark Lehman Brothers Municipal Bond Index gained +3.14% for the same period.

Two bond issues in particular contributed to the Fund's underperformance relative to its peer group and benchmark during the year. Maricopa County Industrial Development Authority Multifamily Housing Revenue (Bay Club at Mesa Cove Project) bonds declined in value, reflecting dwindling apartment occupancy rates. Because this investment did not work out as planned, we are hoping to negotiate an arrangement with the underwriter of these bonds in an effort to restore some value. Yet we cannot know if these efforts will be successful. In addition, our investment in Winslow Industrial Development Authority Hospital Revenue bonds have created challenges, although we think a pending merger might boost their price. Overall, though, the Fund's credit quality is quite strong, with an average rating of AA by Standard & Poor's (S&P).

During the past six months, we have cut the Fund's allocation to multifamily housing bonds in half. Currently, the largest percentage of the Fund's holdings are issues related to education, both K-12 and college, with the next largest allocation in healthcare.

================================================================================
For the 12-month period ended August 31, 2003, Delaware Tax-Free Arizona Insured Fund returned +2.17% (Class A shares at net asset value with distributions reinvested), surpassing its peer group, as measured by the Lipper Arizona Municipal Debt Funds Average, which returned +1.92%. The Lehman Brothers Municipal Bond Index managed to rise +3.14% during the same period.

We took a very conservative approach in managing the Fund during the fiscal year, investing more than 80 percent of its total net assets in AAA-rated insured bonds and keeping portfolio duration shorter than that of its Lipper peer group average.

Although tourism is down, our investment in airport bonds remains strong. The state's tourism industry has not rebounded, with airline passenger miles and hotel receipts below levels of one year ago.

Arizona's economy mirrors that of the nation in general, with flat job growth and a decline in construction activity. Arizona was forced to deplete its reserve funds in order to cover a projected shortfall in its fiscal 2003 budget. However, we believe that the recent strength in the high-technology sector is a positive sign for the future. The state's exposure to industries was a negative factor in recent years.
================================================================================
Delaware Tax-Free California Fund returned +2.51% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2003. For the same period, the Lipper California Municipal Debt Funds Average returned +1.36%, while the Lehman Brothers Municipal Bond Index gained +3.14%.

Although the state has a large budget deficit, its economy is actually outpacing the nation in terms of employment and personal income growth. It is also benefiting from federal defense and homeland security spending. Orders are rising among the state's defense contractors, particularly in aerospace and shipbuilding. Although the state's technology sector is not expected to rebound much over the near term, it is also not expected to be the drag on the economy that it has been over the past two years. Still, the state's general obligation bond ratings have recently been downgraded to BBB (S&P) amid controversy surrounding the budget and the recent recall election.

The Fund's relatively strong performance is partly due to above- average dividends, as well as a broadly diversified portfolio. In addition, we have generally avoided bonds that have had problems that can be linked to California's economic woes. Despite the state's well-publicized budget problems, the Fund's credit rating remains strong at A (S&P).
================================================================================
For the 12 months ended August 31, 2003, Delaware Tax-Free California Insured Fund's return of +1.84% (Class A shares at net asset value with distributions reinvested) compared favorably to the +1.53% return of the Lipper California Insured Municipal Debt Funds Average for the same period. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, rose +3.14% for the same period.

The Fund's slight relative advantage over its peer group partly reflects a portfolio with a higher-than-average distribution yield. We have been able to generate this yield advantage by allocating 20 percent of the Fund's assets to non-insured bonds.

The State of California continues to issue billions of dollars in general obligation bonds, causing upward pressure on yields and downward pressure on prices throughout the municipal bond market. It is important for shareholders to note that, at fiscal year-end, the Fund held less than 10 percent of total net assets in general obligation bonds issued by the state. We believe this has been a good decision, since the state government's credit rating was downgraded by Standard & Poor's and Moody's Investors Service. General obligation bonds are secured by the taxing and borrowing power of the issuing municipality. Your Fund instead is focused on revenue bonds, where regular interest payments are made from revenues generated by the specific projects. The Fund's average credit quality at fiscal year-end was AA.

================================================================================
For the 12 months ended August 31, 2003, Delaware Tax-Free Colorado Fund's return of +2.52% (Class A shares at net asset value with distributions reinvested) compared favorably to the +2.29% return of the Lipper Colorado Municipal Debt Funds Average. The Lehman Brothers Municipal Bond Index gained +3.14% during the same period.

Colorado's economy performed relatively well during the period, with unemployment below the national average and per capita personal income above the national average. While the state's exposure to the technology and telecommunication sectors has resulted in slower growth in recent years, capital spending for education, roads, and other public services remained strong.

We have continued to upgrade the credit quality of the portfolio. One problematic bond issue resulted in less of a loss than we had earlier anticipated. Once dependent on a financially troubled Denver aquarium, Colorado's Ocean Journey, the bond appeared more stable to investors when the aquarium was acquired by Landry's Restaurants, a national restaurant chain based in Houston, Texas.

Delaware
   TAX-FREE ARIZONA FUND

Fund Basics
As of August 31, 2003
--------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the Arizona state personal income tax as is
consistent with preservation of capital.
--------------------------------------------------
Total Fund Net Assets:
$35.78 million
--------------------------------------------------
Number of Holdings:
41
--------------------------------------------------
Fund Start Date:
March 2, 1995
--------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh is a graduate of
Washington College and has a Graduate
Certificate in public finance from the University
of Michigan. Prior to joining Delaware
Investments, he served as a Senior Vice
President and Senior Portfolio Manager of
Voyageur Asset Management. Mr. McCullagh
currently has over 28 years' experience in
municipal bond trading, underwriting, and
portfolio management.
--------------------------------------------------
Nasdaq Symbols:
Class A  DVAAX
Class B  DVATX
Class C  DVAZX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                    Lifetime   Five Years    One Year
-----------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                      +5.78%      +3.15%       -0.88%
Including Sales Charge                      +5.21%      +2.20%       -5.35%
-----------------------------------------------------------------------------
Class B (Est. 6/29/95)
Excluding Sales Charge                      +4.66%      +2.41%       -1.62%
Including Sales Charge                      +4.66%      +2.16%       -5.40%
-----------------------------------------------------------------------------
Class C (Est. 5/13/95)
Excluding Sales Charge                      +4.76%      +2.38%       -1.53%
Including Sales Charge                      +4.76%      +2.38%       -2.48%
-----------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
March 2, 1995 (Fund's inception) through August 31, 2003

                     Delaware Tax-Free
                  Arizona Fund -- Class A          Lehman Brothers
                          Shares                 Municipal Bond Index
                  -----------------------        --------------------
    Mar-95                $ 9,630                      $10,000
    Aug-95                $10,073                      $10,469
    Aug-96                $10,961                      $11,017
    Aug-97                $11,991                      $12,036
    Aug-98                $13,127                      $13,077
    Aug-99                $12,985                      $13,148
    Aug-00                $13,460                      $14,033
    Aug-01                $14,738                      $15,466
    Aug-02                $15,466                      $16,431
    Aug-03                $15,397                      $16,947

Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.
You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
   TAX-FREE ARIZONA INSURED FUND

Fund Basics
As of August 31, 2003
-------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the Arizona state personal income tax as is
consistent with preservation of capital.
-------------------------------------------------
Total Fund Net Assets:
$152.89 million
-------------------------------------------------
Number of Holdings:
66
-------------------------------------------------
Fund Start Date:
April 1, 1991
-------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
-------------------------------------------------
Nasdaq Symbols:
Class A  VAZIX
Class B  DVABX
Class C  DVACX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                             Lifetime   10 Years     Five Years   One Year
--------------------------------------------------------------------------------------------------
Class A (Est. 4/1/91)
Excluding Sales Charge                               +6.50%      +5.01%       +4.34%      +2.17%
Including Sales Charge                               +6.10%      +4.53%       +3.39%      -2.40%
--------------------------------------------------------------------------------------------------
Class B (Est. 3/10/95)
Excluding Sales Charge                               +5.06%                   +3.57%      +1.41%
Including Sales Charge                               +5.06%                   +3.32%      -2.46%
--------------------------------------------------------------------------------------------------
Class C (Est. 5/26/94)
Excluding Sales Charge                               +5.04%                   +3.57%      +1.40%
Including Sales Charge                               +5.04%                   +3.57%      +0.43%
--------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003


                            Delaware Tax-Free
                          Arizona Insured Fund --        Lehmann Brothers
                             Class A Shares             Municipal Bond Index
                          ------------------------      --------------------
      Aug-93                   $ 9,550                      $10,000
      Aug-94                   $ 9,346                      $10,014
      Aug-95                   $10,167                      $10,902
      Aug-96                   $10,724                      $11,474
      Aug-97                   $11,662                      $12,534
      Aug-98                   $12,583                      $13,618
      Aug-99                   $12,537                      $13,692
      Aug-00                   $13,222                      $14,614
      Aug-01                   $14,429                      $16,106
      Aug-02                   $15,228                      $17,102
      Aug-03                   $15,573                      $17,639

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
   TAX-FREE CALIFORNIA FUND

Fund Basics
As of August 31, 2003
------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the California state personal income tax as
is consistent with preservation of capital.
------------------------------------------------
Total Fund Net Assets:
$45.35 million
------------------------------------------------
Number of Holdings:
43
------------------------------------------------
Fund Start Date:
March 2, 1995
------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
------------------------------------------------
Nasdaq Symbols:
Class A  DVTAX
Class B  DVTFX
Class C  DVFTX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                    Lifetime    Five Years   One Year
-------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                      +6.49%      +4.36%       +2.51%
Including Sales Charge                      +5.91%      +3.40%       -2.12%
-------------------------------------------------------------------------------
Class B (Est. 8/23/95)
Excluding Sales Charge                      +5.91%      +3.57%       +1.73%
Including Sales Charge                      +5.91%      +3.32%       -2.18%
-------------------------------------------------------------------------------
Class C (Est. 4/9/96)
Excluding Sales Charge                      +5.62%      +3.58%       +1.74%
Including Sales Charge                      +5.62%      +3.58%       +0.76%
-------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
March 2, 1995 (Fund's inception) through August 31, 2003

                    Delaware Tax-Free
                    California Fund --           Lehman Brothers
                    Class A Shares             Municipal Bond Index
                    ------------------         --------------------
   Mar-95                $ 9,657                      $10,000
   Aug-95                $ 9,913                      $10,469
   Aug-96                $10,629                      $11,017
   Aug-97                $11,830                      $12,036
   Aug-98                $13,086                      $13,077
   Aug-99                $12,885                      $13,148
   Aug-00                $13,529                      $14,033
   Aug-01                $14,940                      $15,466
   Aug-02                $15,801                      $16,431
   Aug-03                $16,296                      $16,947

Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
   TAX-FREE CALIFORNIA INSURED FUND

Fund Basics
As of August 31, 2003
-------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the California state personal income tax as
is consistent with preservation of capital.
-------------------------------------------------
Total Fund Net Assets:
$40.39 million
-------------------------------------------------
Number of Holdings:
35
-------------------------------------------------
Fund Start Date:
October 15, 1992
-------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
-------------------------------------------------
Nasdaq Symbols:
Class A  VCINX
Class B  DVNBX
Class C  DVNCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                            Lifetime    10 Years   Five Years    One Year
-------------------------------------------------------------------------------------------------
Class A (Est. 10/15/92)
Excluding Sales Charge                              +5.85%      +4.84%       +4.06%      +1.84%
Including Sales Charge                              +5.41%      +4.36%       +3.12%      -2.79%
-------------------------------------------------------------------------------------------------
Class B (Est. 3/2/94)
Excluding Sales Charge                              +4.43%                   +3.29%      +1.07%
Including Sales Charge                              +4.43%                   +3.03%      -2.83%
-------------------------------------------------------------------------------------------------
Class C (Est. 4/12/95)
Excluding Sales Charge                              +4.74%                   +3.32%      +1.17%
Including Sales Charge                              +4.74%                   +3.32%      +0.19%
-------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003


                     Delaware Tax-Free
                  Californa Insured  Fund --           Lehman Brothers
                       Class A Shares                Municipal Bond Index
                  ---------------------------        --------------------
   Aug-93                 $ 9,550                         $10,000
   Aug-94                 $ 9,256                         $10,014
   Aug-95                 $ 9,897                         $10,902
   Aug-96                 $10,489                         $11,474
   Aug-97                 $11,524                         $12,534
   Aug-98                 $12,548                         $13,618
   Aug-99                 $12,301                         $13,692
   Aug-00                 $13,174                         $14,614
   Aug-01                 $14,428                         $16,106
   Aug-02                 $15,039                         $17,102
   Aug-03                 $15,321                         $17,639

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
   TAX-FREE COLORADO FUND

Fund Basics
As of August 31, 2003
-----------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the Colorado state personal income tax as
is consistent with preservation of capital.
-----------------------------------------------
Total Fund Net Assets:
$321.24 million
-----------------------------------------------
Number of Holdings:
98
-----------------------------------------------
Fund Start Date:
April 23, 1987
-----------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
-----------------------------------------------
Nasdaq Symbols:
Class A  VCTFX
Class B  DVBTX
Class C  DVCTX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                                        Lifetime   10 Years    Five Years   One Year
------------------------------------------------------------------------------------------------------------
Class A (Est. 4/23/87)
Excluding Sales Charge                                         +6.95%      +5.09%       +3.81%      +2.52%
Including Sales Charge                                         +6.65%      +4.61%       +2.86%      -2.08%
------------------------------------------------------------------------------------------------------------
Class B (Est. 3/22/95)
Excluding Sales Charge                                         +5.02%                   +3.03%      +1.66%
Including Sales Charge                                         +5.02%                   +2.77%      -2.25%
------------------------------------------------------------------------------------------------------------
Class C (Est. 5/6/94)
Excluding Sales Charge                                         +5.06%                   +3.04%      +1.74%
Including Sales Charge                                         +5.06%                   +3.04%      +0.77%
------------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Colorado Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003


                      Delaware Tax-Free
                        Colorado Fund --         Lehman Brothers
                        Class A Shares         Municipal Bond Index
                      -------------------      --------------------
     Aug-93               $ 9,550                    $10,000
     Aug-94               $ 9,356                    $10,014
     Aug-95               $10,137                    $10,902
     Aug-96               $10,768                    $11,474
     Aug-97               $11,845                    $12,534
     Aug-98               $13,004                    $13,618
     Aug-99               $12,783                    $13,692
     Aug-00               $13,280                    $14,614
     Aug-01               $14,616                    $16,106
     Aug-02               $15,291                    $17,102
     Aug-03               $15,691                    $17,639


Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                                       Delaware Tax-Free Arizona Fund
   OF NET ASSETS                                 August 31, 2003

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 100.66%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 9.78%
  Phoenix Civic Improvement Corporation
    Series B
    5.25% 7/1/27 (FGIC/AMT)                             $2,500,000  $ 2,498,125
    5.25% 7/1/32 (FGIC/AMT)                              1,000,000      999,190
                                                                    -----------
                                                                      3,497,315
                                                                    -----------
Charter School Revenue Bonds - 9.23%
  Maricopa County Industrial Development
    Authority School District Revenue
    6.75% 7/1/29                                         1,000,000      982,490
  Pima County Industrial Development
    Authority (Arizona Charter Schools
    Project II) Series A
    6.75% 7/1/31                                           500,000      491,015
  Pima County Industrial Development
    Authority (Life School College Project)
    Series A 7.875% 7/1/21                               2,000,000    1,827,140
                                                                    -----------
                                                                      3,300,645
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 9.87%
  Arizona Tourism & Sports Authority Tax
    Revenue Multipurpose Stadium
  Facilities Series A 5.00% 7/1/31 (MBIA)                1,000,000      990,290
  Glendale Municipal Property Corporation
    Excise Tax Revenue Series A
    5.00% 7/1/33 (AMBAC)                                   750,000      742,485
  Marana Municipal Property Corporation
    5.00% 7/1/28 (AMBAC)                                   575,000      571,159
  Phoenix Civic Improvement Corporation
  Excise Tax Revenue 4.50% 7/1/29                        1,350,000    1,226,219
                                                                    -----------
                                                                      3,530,153
                                                                    -----------
Higher Education Revenue Bonds - 15.89%
  Glendale Industrial Development Authority
    5.875% 5/15/31                                       1,000,000    1,024,539
  Northern Arizona University Systems
    Revenue 5.00% 6/1/34 (FGIC)                          1,000,000      987,850
  Southern Arizona Capital Facilities Finance
    (University of Arizona Project)
    5.10% 9/1/33 (MBIA)                                    850,000      851,029
  Tucson Industrial Development Authority
    (University of Arizona-Marshall
    Foundation) Series A
    5.00% 7/15/27 (AMBAC)                                1,000,000      995,390
  University of Arizona Certificates of
    Participation (University of Arizona
    Projects) Series B
    5.125% 6/1/22 (AMBAC)                                1,000,000    1,016,279
  West Campus Housing Revenue
    (Arizona State University Project)
    6.375% 7/1/22 (ACA)                                    750,000      808,748
                                                                    -----------
                                                                      5,683,835
                                                                    -----------

                                                        Principal     Market
                                                          Amount       Value

--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds - 12.50%
  Mesa Industrial Development Authority
    (Discovery Health Systems) Series A
    5.625% 1/1/29 (MBIA)                                $  750,000  $   779,288
  Mohave County Industrial Development
    Authority (Chris/Silver Ridge)
    6.375% 11/1/31 (GNMA)                                  550,000      579,343
  Scottsdale Industrial Development Authority
    Hospital Revenue
    (Scottsdale Healthcare)
    5.70% 12/1/21                                          500,000      504,280
  Winslow Industrial Development Authority
    Hospital Revenue
    (Winslow Memorial Hospital Project)
    5.50% 6/1/22                                         1,000,000      673,430
  Yavapai County Industrial Development
    Authority Hospital Revenue
    (Yavapai Regional Medical Center)
    Series A 5.25% 8/1/21 (RADIAN)                       1,000,000    1,004,179
  Yuma Industrial Development Authority
    Hospital Revenue
    (Yuma Regional Medical Center)
    5.00% 8/1/31 (FSA)                                     950,000      933,812
                                                                    -----------
                                                                      4,474,332
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 5.67%
  Maricopa County Pollution Control
    (Palo Verde Project) Series A
    5.05% 5/1/29 (AMBAC)                                 1,000,000      994,370
  Maricopa County Pollution Control
    Corporation Pollution Control Revenue
    (El Paso Electric Company Project)
    Series A 6.375% 8/1/15                               1,000,000    1,034,490
                                                                    -----------
                                                                      2,028,860
                                                                    -----------
Multifamily Housing Revenue Bonds - 10.75%
**Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Bay Club at Mesa Cove Project)
    Series B 8.25% 9/1/35                                1,875,000      656,250
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Sly-Mar Apartments)
    6.10% 4/20/36 (GNMA/AMT)                               700,000      729,722
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Villas at Augusta Project)
    6.50% 10/20/33 (GNMA)                                  850,000      886,941
  Peoria Casa Del Rio Industrial Development
    Authority Multifamily Housing Revenue
    (Casa Del Rio) 7.30% 2/20/28 (GNMA)                    500,000      524,905
  Phoenix Industrial Development Authority
    Multifamily Housing Revenue
    (Camelback Crossing)
    6.35% 9/20/35 (GNMA)                                   500,000      531,285
  Pima County Industrial Development
    Authority Multifamily Housing Revenue
    (Sunbriar Apartments Project)
    7.25% 7/1/25 (MBIA/FHA)                                500,000      518,675
                                                                    -----------
                                                                      3,847,778
                                                                    -----------
                                       9

Statements                                       Delaware Tax-Free Arizona Fund
   OF NET ASSETS (CONTINUED)


                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Municipal Lease Revenue Bonds - 5.55%
  Maricopa County Industrial Development
    Authority Correctional Facilities
    (Phoenix West Prison)
    5.375% 7/1/22 (ACA)                                  $ 750,000   $  751,508
  Prescott Valley Municipal Property
    Corporate Facilities Revenue
    5.00% 1/1/27 (FGIC)                                    700,000      700,210
  Sedona Partner Certificates of
    Participation Series 1999
    5.75% 7/1/16                                           500,000      535,735
                                                                     ----------
                                                                      1,987,453
                                                                     ----------
Political Subdivision General Obligation Bonds - 9.94%
  DC Ranch Community Facilities
    5.00% 7/15/27 (AMBAC)                                  500,000      498,865
    Eagle Mountain Community Facility District
    6.50% 7/1/21                                         1,010,000    1,122,049
  Phoenix Variable Purpose Series B
    5.00% 7/1/27                                         1,935,000    1,937,342
                                                                     ----------
                                                                      3,558,256
                                                                     ----------
Public Power Revenue Bonds - 2.77%
  Salt River Project Arizona Agricultural
    Improvement & Power District Electric
    System Revenue (Salt River Project)
    Series A 5.00% 1/1/31                                1,000,000      991,830
                                                                     ----------
                                                                        991,830
                                                                     ----------
School District General Obligation Bonds - 0.52%
  Maricopa County School District #69
    (Paradise Valley) 3.375% 7/1/13 (FGIC)                 200,000      185,430
                                                                     ----------
                                                                        185,430
                                                                     ----------
Single Family Housing Revenue Bonds - 0.55%
  Pima County Industrial Development
    Authority Single Family Mortgage
    Revenue Series A 6.125% 11/1/33
    (GNMA/FNMA/FHLMC/AMT)                                  190,000      198,421
                                                                     ----------
                                                                        198,421
                                                                     ----------
Territorial General Obligation Bonds - 2.77%
  Puerto Rico Commonwealth Public
    Improvement Series A 5.125% 7/1/31                   1,000,000      989,690
                                                                     ----------
                                                                        989,690
                                                                     ----------
Territorial Revenue Bonds - 2.78%
  Puerto Rico Public Buildings Authority
    Guaranteed Government Facilities
    Revenue Series D 5.25% 7/1/36                        1,000,000      994,810
                                                                     ----------
                                                                        994,810
                                                                     ----------
Water & Sewer Revenue Bonds - 2.09%
  Phoenix Civic Improvement Corporation
    Water Systems Revenue
    5.00% 7/1/26 (FGIC)                                    750,000      747,420
                                                                     ----------
                                                                        747,420
                                                                     ----------
Total Municipal Bonds
  (cost $37,497,256)                                                 36,016,228
                                                                     ----------

Total Market Value of Securities - 100.66%
  (cost $37,497,256)                                                $36,016,228
Liabilities Net of Receivables and
  Other Assets - (0.66%)                                               (235,270)
                                                                    -----------
Net Assets Applicable to 3,573,341 Shares
  Outstanding - 100.00%                                             $35,780,958
                                                                    ===========

Net Asset Value - Delaware Tax-Free
  Arizona Fund Class A
  ($22,400,694/2,237,570 Shares)                                         $10.01
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Arizona Fund Class B
  ($8,956,323/894,988 Shares)                                            $10.01
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Arizona Fund Class C
  ($4,423,941/440,783 Shares)                                            $10.04
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $38,557,252
Distributions in excess of net investment income                         (1,660)
Accumulated net realized loss on investments                         (1,293,606)
Net unrealized depreciation of investments                           (1,481,028)
                                                                    -----------
Total net assets                                                    $35,780,958
                                                                    ===========

**Non-income producing security. Security is currently in default.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company FHA - Insured by the Federal Housing Administration
FHLMC - Insured by the Federal Home Loan Mortgage Corporation FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association RADIAN - Insured by Radian Asset Assurance

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Arizona Fund
Net asset value Class A (A)                                              $10.01
Sales charge (4.50% of offering price, or 4.70% of
  amount invested per share) (B)                                           0.47
                                                                         ------
Offering price                                                           $10.48
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                               Delaware Tax-Free Arizona Insured Fund
   OF NET ASSETS (CONTINUED)             August 31, 2003

                                                        Principal     Market
                                                          Amount       Value

--------------------------------------------------------------------------------
Municipal Bonds - 98.77%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 9.68%
  Phoenix Civic Improvement Corporation
    Series B
    5.25% 7/1/27 (FGIC/AMT)                             $  500,000   $  499,625
    5.25% 7/1/32 (FGIC/AMT)                              9,300,000    9,292,467
  Tucson Airport Authority
    5.35% 6/1/31 (AMBAC/AMT)                             5,000,000    5,004,250
                                                                    -----------
                                                                     14,796,342
                                                                    -----------
Charter School Revenue Bonds - 4.54%
  Pima County Industrial Development
    Authority (Arizona Charter Schools
    Project II) Series A 6.75% 7/1/31                      500,000      491,015
  Pima County Industrial Development
    Authority (Arizona Charter
    Schools Project) Series C 6.75% 7/1/31               6,570,000    6,451,937
                                                                    -----------
                                                                      6,942,952
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 2.59%
  Maricopa County Industrial Development
    Authority Health Facilities Revenue
    (Pennington Gardens) Series A
    6.30% 9/20/38 (GNMA/FHA)                             3,715,000    3,954,395
                                                                    -----------
                                                                      3,954,395
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 7.49%
  Arizona Tourism & Sports Authority Tax
    Revenue Multipurpose Stadium Facilities
    Series A
    5.00% 7/1/28 (MBIA)                                  2,500,000    2,483,300
    5.00% 7/1/31 (MBIA)                                  1,500,000    1,485,435
  Oro Valley Common Trust Funds Partnership
   5.75% 7/1/17 (MBIA)                                   1,000,000    1,094,060
  Phoenix Civic Improvement Corporation
    Excise Tax Revenue 5.00% 7/1/26                      1,000,000      999,260
  Surprise Municipal Property Excise Tax
   Revenue 5.70% 7/1/20 (FGIC)                           5,000,000    5,394,350
                                                                    -----------
                                                                     11,456,405
                                                                    -----------
Escrowed to Maturity Bonds - 0.23%
  Phoenix Street & Highway Revenue
    6.50% 7/1/09 (AMBAC)                                   350,000      355,611
                                                                    -----------
                                                                        355,611
                                                                    -----------
Higher Education Revenue Bonds - 9.77%
  Arizona State Board of Regents Certificates
    of Participation 5.125% 6/1/25 (AMBAC)               1,250,000    1,263,613
  Glendale Industrial Development Authority
    Educational Facilities (American
    Graduate School International)
    5.625% 7/1/20 (Connie Lee)                           1,000,000    1,069,890
    5.875% 7/1/15 (Connie Lee)                           2,500,000    2,713,575
  Mohave County Community College
    6.00% 3/1/20 (MBIA)                                  1,000,000    1,114,110
  South Campus Group Student Housing
    Revenue (Arizona State University South
    Campus Project) 5.625% 9/1/35 (MBIA)                 1,000,000    1,051,790
  Southern Arizona Capital Facilities Finance
    (University of Arizona Project)
    5.10% 9/1/33 (MBIA)                                  2,400,000    2,402,904

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
  University of Arizona Certificates
    of Participation
    4.75% 6/1/23 (AMBAC)                                $1,000,000   $  973,060
    5.125% 6/1/21 (AMBAC)                                1,000,000    1,020,570
    5.75% 6/1/19 (AMBAC)                                 1,000,000    1,091,250
  West Campus Housing
    (Arizona State University Project)
    5.50% 7/1/34 (ACA)                                   2,250,000    2,239,560
                                                                    -----------
                                                                     14,940,322
                                                                    -----------
Hospital Revenue Bonds - 10.84%
  Mesa Industrial Development Authority
    (Discovery Health Systems) Series A
    5.625% 1/1/29 (MBIA)                                 9,250,000    9,611,212
  Phoenix Industrial Development Authority
    Hospital Revenue (John C. Lincoln Health)
    Series B 5.75% 12/1/16 (Connie Lee)                  4,110,000    4,488,531
  University of Arizona Medical Center
    6.25% 7/1/10 (MBIA)                                  1,445,000    1,465,143
  Yavapai County Industrial Development
    Authority Hospital Revenue
    (Yavapai Regional Medical Center)
    Series A 5.25% 8/1/21 (RADIAN)                       1,000,000    1,004,180
                                                                    -----------
                                                                     16,569,066
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 4.60%
  Maricopa County Pollution Control
    (Palo Verde Project) Series A
    5.05% 5/1/29 (AMBAC)                                 5,000,000    4,971,850
  Puerto Rico Industrial Tourist Facilities
    Financing Authority
    6.625% 6/1/26 (AMT)                                  2,000,000    2,061,140
                                                                    -----------
                                                                      7,032,990
                                                                    -----------
Multifamily Housing Revenue Bonds - 13.14%
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Sly-Mar Apartments)
    6.10% 4/20/36 (GNMA/AMT)                             1,300,000    1,355,198
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Villas at Augusta Project)
    6.50% 10/20/33 (GNMA/AMT)                            1,650,000    1,721,709
  Phoenix Industrial Development Authority
    Multifamily Housing Revenue
    (Camelback Crossing)
    6.35% 9/20/35 (GNMA)                                 1,500,000    1,593,855
  Phoenix Industrial Development Authority
    Multifamily Housing Revenue
    (Capital Mews Apartments)
    5.70% 12/20/40 (GNMA/AMT)                            4,000,000    4,078,919
  Phoenix Industrial Development Authority
    Multifamily Housing Revenue
    (Ventana Palms Apartments)
    6.15% 10/1/29 (MBIA)                                   510,000      536,168
    6.20% 10/1/34 (MBIA)                                   940,000      997,105
  Pima County Industrial Development
    Authority Multifamily Housing Revenue
    (Columbus Village) Series A
    6.00% 10/20/31 (GNMA)                                1,150,000    1,201,785
    6.05% 10/20/41 (GNMA)                                1,520,000    1,586,652

Statements                               Delaware Tax-Free Arizona Insured Fund
   OF NET ASSETS (CONTINUED)


                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds (continued)
  Pima County Industrial Development
    Authority Multifamily Housing Revenue
    (Sunbriar Apartments Project)
    7.25% 7/1/25 (MBIA/FHA)                             $1,225,000  $ 1,270,754
  Tolleson Industrial Development Authority
    Multifamily Housing Revenue
    (Copper Cove Project) Series A
    5.45% 11/20/32 (GNMA/AMT)                            1,285,000    1,295,691
  Yuma Industrial Development Authority
    Multifamily Revenue
    6.10% 9/20/19 (GNMA/AMT)                             2,340,000    2,450,354
  Yuma Industrial Development Authority
   Multifamily Revenue
   (Regency Apartments)
    Series A 5.50% 12/20/32 (GNMA/FHA)                   2,000,000    2,009,460
                                                                    -----------
                                                                     20,097,650
                                                                    -----------
Municipal Lease Revenue Bonds - 9.28%
  Maricopa County Industrial Development
    Authority Correctional Facilities
    (Phoenix West Prison)
    5.375% 7/1/22 (ACA)                                    250,000      250,503
  Phoenix Industrial Development Authority
    Lease Revenue (Capitol Mall LLC Project)
    5.50% 9/15/27 (AMBAC)                                5,000,000    5,196,399
  Phoenix Industrial Development Authority
    Lease Revenue (Capitol Mall LLC II Project)
    5.00% 9/15/28 (AMBAC)                                4,000,000    3,971,080
  Pinal County Certificates of Participation
    5.125% 6/1/21 (AMBAC)                                4,675,000    4,771,165
                                                                    -----------
                                                                     14,189,147
                                                                    -----------
Political Subdivision General Obligation Bonds - 1.31%
  DC Ranch Community Facilities
    5.00% 7/15/27 (AMBAC)                                1,000,000      997,730
  Phoenix Variable Purpose Series B
    5.00% 7/1/27                                         1,000,000    1,001,210
                                                                    -----------
                                                                      1,998,940
                                                                    -----------
Public Power Revenue Bonds - 5.60%
  Energy Management Services
    (Arizona State University - Main Campus)
    5.25% 7/1/17 (MBIA)                                  1,500,000    1,593,000
  Puerto Rico Electric Power Authority Power
    Revenue 5.00% 7/1/32                                 2,000,000    2,006,800
   Salt River Project Arizona Agricultural
    Improvement & Power District Electric
    System Revenue (Salt River Project)
    Series A 5.00% 1/1/31                                3,000,000    2,975,490
    Series B 5.00% 1/1/31 (MBIA)                         2,000,000    1,983,660
                                                                    -----------
                                                                      8,558,950
                                                                    -----------

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds - 5.20%
  Cochise County Unified School District #68
    7.50% 7/1/10 (FGIC)                                 $1,000,000  $ 1,238,940
  Maricopa County School District #3
    (Tempe Elementary) Series E
    5.70% 7/1/16 (FGIC)                                  1,025,000    1,133,835
  Maricopa County School District #14
    (Creighton School Improvement Project
    of 1990) Series C 6.50% 7/1/08 (FGIC)                1,000,000    1,168,530
  Maricopa County School District #69
    (Paradise Valley) 3.375% 7/1/13 (FGIC)               4,750,000    4,403,962
                                                                    -----------
                                                                      7,945,267
                                                                    -----------
Single Family Housing Revenue Bonds - 0.81%
  Pima County Industrial Development
    Authority Single Family Housing
    Revenue 6.10% 5/1/31 (GNMA/AMT)                      1,200,000    1,242,372
                                                                    -----------
                                                                      1,242,372
                                                                    -----------
Territorial General Obligation Bonds - 4.62%
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.125% 7/1/30 (FSA)                                  1,250,000    1,264,550
    5.125% 7/1/31                                        4,450,000    4,404,121
  Puerto Rico Commonwealth Refunding
  Public Improvements Series A
    5.50% 7/1/19                                         1,300,000    1,390,337
                                                                    -----------
                                                                      7,059,008
                                                                    -----------
Transportation Revenue Bonds - 3.02%
  Arizona State Transportation Board Highway
    Revenue Series A 5.00% 7/1/21                        2,500,000    2,549,500
  Arizona State Transportation Board Highway
    Revenue Series B
    5.25% 7/1/21                                         1,000,000    1,039,710
    5.25% 7/1/22                                         1,000,000    1,035,320
                                                                    -----------
                                                                      4,624,530
                                                                    -----------
Water & Sewer Revenue Bonds - 6.05%
  Gilbert Water & Waste Water Revenue
    6.50% 7/1/12 (FGIC)                                  1,000,000    1,052,510
    6.50% 7/1/22 (FGIC)                                  2,650,000    2,780,645
  Phoenix Civic Improvement Corporation
    Wastewater Systems Revenue
    5.00% 7/1/24 (FGIC)                                  1,000,000    1,000,900
    5.00% 7/1/26 (FGIC)                                  3,750,000    3,737,100
  Prescott Valley Sewer Revenue
    5.00% 1/1/23 (MBIA)                                    670,000      674,677
                                                                    -----------
                                                                      9,245,832
                                                                    -----------
Total Municipal Bonds (cost $147,511,486)                           151,009,779
                                                                    -----------

Statements                                Delaware Tax-Free Arizona Insured Fund
   OF NET ASSETS (CONTINUED)


Total Market Value of Securities - 98.77%
  (cost $147,511,486)                                              $151,009,779
Receivables and Other Assets
  Net of Liabilities - 1.23%                                          1,883,142
                                                                   ------------
Net Assets Applicable to 13,697,515 Shares
  Outstanding - 100.00%                                            $152,892,921
                                                                   ============

Net Asset Value - Delaware Tax-Free
  Arizona Insured Fund Class A
  ($129,682,965/11,620,196 Shares)                                       $11.16
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Arizona Insured Fund Class B
  ($14,665,502/1,313,229 Shares)                                         $11.17
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Arizona Insured Fund Class C
  ($8,544,454/764,090 Shares)                                            $11.18
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                               $148,675,771
Undistributed net investment income                                       7,314
Accumulated net realized gain on investments                            711,543
Net unrealized appreciation of investments                            3,498,293
                                                                   ------------
Total net assets                                                   $152,892,921
                                                                   ============

Summary of Abbreviations:
ACA -- Insured by American Capital Access
AMBAC -- Insured by the AMBAC Indemnity Corporation
AMT -- Subject to Alternative Minimum Tax
Connie Lee -- Insured by the College Construction Insurance Association FGIC -- Insured by the Financial Guaranty Insurance Company
FHA -- Insured by the Federal Housing Administration
FSA -- Insured by Financial Security Assurance
GNMA -- Insured by Government National Mortgage Association
MBIA -- Insured by the Municipal Bond Insurance Association
RADIAN -- Insured by Radian Asset Assurance


Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Arizona Insured Fund
Net asset value Class A (A)                                              $11.16
Sales charge (4.50% of offering price, or 4.75% of
  amount invested per share) (B)                                           0.53
                                                                         ------
Offering price                                                           $11.69
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                    Delaware Tax-Free California Fund
   OF NET ASSETS (CONTINUED)                  August 31, 2003

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.81%
--------------------------------------------------------------------------------
Continuing Care/Retirement Revenue Bonds - 5.80%
  Abag Finance Authority of California
    (Nonprofit Corporations)
    Certificates of Participation
    (Lincoln Glen Manor Senior Citizens)
    6.10% 2/15/25                                       $2,575,000  $ 2,630,620
                                                                    -----------
                                                                      2,630,620
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 4.19%
  Poway Unified School District
    5.60% 9/1/33                                         1,000,000      947,960
  San Bernardino County Special Tax
    Community Facilities 5.90% 9/1/33                    1,000,000      952,570
                                                                    -----------
                                                                      1,900,530
                                                                    -----------
Higher Education Revenue Bonds - 7.77%
  California Educational Facilities Authority
    Revenue (Pepperdine University)
    Series A 5.50% 8/1/32                                1,000,000    1,020,950
  California Statewide Communities Revenue
    Authority East Campus Apartments LLC
    Series A 5.625% 8/1/34 (ACA)                         1,000,000    1,007,130
  San Diego County Certificates of Participation
    (University of San Diego)
    5.375% 10/1/41                                       1,000,000    1,002,290
  University of California Revenues Series A
    5.00% 5/15/33 (AMBAC)                                  500,000      491,975
                                                                    -----------
                                                                      3,522,345
                                                                    -----------
Hospital Revenue Bonds - 9.18%
  Abag Finance Authority of California
    (Nonprofit Corporations-San Diego
    Hospital Association) Series A
    6.125% 8/15/20                                       1,250,000    1,288,875
  California Health Facilities Financing
    Authority (Adventist Health Systems)
    Series A 5.00% 3/1/33                                1,000,000      901,240
  California Health Facilities Financing
    Authority (The Episcopal Home)
    5.30% 2/1/32                                         1,000,000      979,390
  California Infrastructure & Economic
    Development Bank Revenue
    (Kaiser Hospital Associates I, LLC)
    Series A 5.55% 8/1/31                                1,000,000      990,280
                                                                    -----------
                                                                      4,159,785
                                                                    -----------
Miscellaneous Revenue Bonds - 6.97%
  California Statewide Communities
    Development Authority Revenue
    (Bentley School) 6.75% 7/1/32                        1,000,000    1,005,940
  San Diego County Certificates of
    Participation 5.70% 2/1/28                           1,200,000    1,130,544
  San Diego County Certificates of
    Participation (The Burnham Institute)
    6.25% 9/1/29                                         1,000,000    1,024,310
                                                                    -----------
                                                                      3,160,794
                                                                    -----------

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds - 19.50%
   California Mobile Home Park Financing
     Authority Revenue (Ranch Vallecitos,
     San Marcos) Series A
     5.25% 11/15/36 (ACA)                               $1,000,000    $ 973,560
   California Statewide Communities
     Development Authority Multifamily
     Housing Revenue
     (Citrus Gardens Apartments Project)
     Series D1 5.375% 7/1/32                             1,000,000      974,190
   California Statewide Communities
     Development Authority Multifamily
     Housing Revenue
     (Silver Ridge Apartments)
     5.80% 8/1/33 (AMT)                                  1,000,000    1,041,179
   California Statewide Communities
     Development Authority Multifamily
     Housing Revenue
     (Stonehaven Apartments Project)
     Series A 5.875% 7/1/32 (ACA)                        1,000,000    1,017,090
   Fairfield Housing Authority 5.625% 9/1/23             1,000,000      965,670
   Monterey County Housing Authority
     (Parkside Manor Apartments)
     5.00% 7/1/19                                        1,000,000      941,460
   Palm Springs Mobile Home Park Revenue
     (Sahara Mobile Home Park)
     5.625% 5/15/26                                      1,000,000      984,160
     5.75% 5/15/37                                       1,000,000      976,630
   Santa Clara County Housing Authority
     (Rivertown Apartments Project)
     Series A 5.85% 8/1/31 (AMT)                         1,000,000      964,280
                                                                    -----------
                                                                      8,838,219
                                                                    -----------
 Municipal Lease Revenue Bonds - 6.91%
   California State Public Works Board
     Lease Revenue 5.00% 12/1/27 (AMBAC)                 1,000,000      988,430
     Orange County Water Distribution Revenue
     5.00% 8/15/34 (MBIA)                                1,180,000    1,159,893
   San Jose Financing Authority Lease Revenue
     (Civic Center Project) Series B
     5.00% 6/1/32 (AMBAC)                                1,000,000      984,180
                                                                    -----------
                                                                      3,132,503
                                                                    -----------
 Parking Revenue Bonds - 2.33%
   San Diego Redevelopment Agency
     6.40% 9/1/25                                        1,000,000    1,056,970
                                                                    -----------
                                                                      1,056,970
                                                                    -----------
*Pre-Refunded Bonds - 2.62%
   Tustin Unified School District
     6.375% 9/1/35-08                                    1,000,000    1,189,930
                                                                    -----------
                                                                      1,189,930
                                                                    -----------
 Public Power Revenue Bonds - 5.55%
   California State Department Water Reserve
   Power Supply Revenue Series A
     5.375% 5/1/21                                       1,000,000    1,014,990
   Puerto Rico Electric Power Authority
     Power Revenue 5.00% 7/1/32 (MBIA)                   1,000,000    1,003,400
   Vernon Electric Systems Revenue
     5.30% 4/1/26                                          515,000      498,577
                                                                    -----------
                                                                      2,516,967
                                                                    -----------

Statements                                    Delaware Tax-Free California Fund
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds - 6.53%
  Gilroy Unified School District
    (Malbor Generating State Project)
    5.00% 8/1/27 (FGIC)                                 $1,000,000    $ 989,360
  Lawndale Elementary School District
    5.00% 8/1/32 (FSA)                                   1,000,000      984,180
  San Diego Unified School District
    5.00% 7/1/28 (FSA)                                   1,000,000      988,020
                                                                    -----------
                                                                      2,961,560
                                                                    -----------
State General Obligation Bonds - 1.43%
  California State Veterans Series B
    5.70% 12/1/32 (AMT)                                    640,000      649,728
                                                                    -----------
                                                                        649,728
                                                                    -----------
Tax Increment/Special Assessment Bonds - 9.08%
  Lake Elisnore Public Financing Authority
    5.50% 9/1/30                                         1,000,000      999,300
    5.80% 9/2/15                                         1,110,000    1,136,074
  San Francisco City & County Redevelopment
    Agency 6.125% 8/1/31                                 1,000,000      979,000
  Southern California Logistics Airport
    Authority (Southern California Logistics
    Airport Project) 6.50% 12/1/31                       1,000,000    1,003,130
                                                                    -----------
                                                                      4,117,504
                                                                    -----------
Transportation Revenue Bonds - 2.23%
  Port of Oakland
    5.375% 11/1/27 (FGIC/AMT)                            1,000,000    1,012,630
                                                                    -----------
                                                                      1,012,630
                                                                    -----------
Waste Disposal Revenue Bonds - 4.42%
  Salinas Valley Solid Waste Authority
    Revenue 5.25% 8/1/31 (AMBAC/AMT)                     2,000,000    2,003,440
                                                                    -----------
                                                                      2,003,440
                                                                    -----------
Water & Sewer Revenue Bonds - 4.30%
  Los Angeles Department of Water & Power
    Waterworks Revenue Series A
    5.00% 7/1/43 (FGIC)                                  1,000,000      968,400
  San Juan Basin Authority
    (Ground Water Recovery Project)
    5.00% 12/1/34 (AMBAC)                                1,000,000      982,540
                                                                    -----------
                                                                      1,950,940
                                                                    -----------
Total Municipal Bonds (cost $44,643,718)                             44,804,465
                                                                    -----------

                                                           Number
                                                          of Shares
--------------------------------------------------------------------------------
Short-Term Investments - 1.26%
--------------------------------------------------------------------------------
  Federated California Municipal Trust                     573,362      573,362
                                                                    -----------
Total Short-Term Investments (cost $573,362)                            573,362
                                                                    -----------

Total Market Value of Securities - 100.07%
  (cost $45,217,080)                                                 45,377,827
Liabilities Net of Receivables and
  Other Assets - (0.07%)                                                (30,754)
                                                                    -----------
Net Assets Applicable to 4,212,731 Shares
  Outstanding - 100.00%                                             $45,347,073
                                                                    ===========

Net Asset Value - Delaware Tax-Free
  California Fund Class A
  ($22,168,838/2,062,824 Shares)                                         $10.75
                                                                         ------
Net Asset Value - Delaware Tax-Free
  California Fund Class B
  ($16,164,902/1,498,224 Shares)                                         $10.79
                                                                         ------
Net Asset Value - Delaware Tax-Free
  California Fund Class C
  ($7,013,333/651,683 Shares)                                            $10.76
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization-- no par)                                $46,492,842
Undistributed net investment income                                       1,300
Accumulated net realized loss on investments                         (1,307,816)
Net unrealized appreciation of investments                              160,747
                                                                    -----------
Total net assets                                                    $45,347,073
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free California Fund
Net asset value Class A (A)                                              $10.75
Sales charge (4.50% of offering price, or 4.74% of
  amount invested per share) (B)                                           0.51
                                                                         ------
Offering price                                                           $11.26
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                             Delaware Tax-Free California Insured Fund
   OF NET ASSETS (CONTINUED)           August 31, 2003


                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.05%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 4.87%
  Sacramento County Airport System
    Revenue Series A 5.00% 7/1/32 (FSA)                 $1,000,000   $  984,170
  San Jose Airport Revenue Series A
    5.00% 3/1/31 (FGIC)                                  1,000,000      984,570
                                                                     ----------
                                                                      1,968,740
                                                                     ----------
Dedicated Tax & Fees Revenue Bonds - 4.83%
  San Bernardino County Special Tax
    Community Facilities 5.90% 9/1/33                    1,000,000      952,570
  San Francisco Bay Area Rapid Transit
    District Sales Tax Revenue
    5.125% 7/1/36 (AMBAC)                                1,000,000      998,510
                                                                     ----------
                                                                      1,951,080
                                                                     ----------
Higher Education Revenue Bonds - 13.97%
  California Educational Facilities
    Authority Revenue
    5.00% 10/1/32                                        1,000,000      991,620
    5.75% 11/1/30 (MBIA)                                 1,000,000    1,065,610
  California State Los Angeles University
    Auxiliary Services
    5.125% 6/1/33 (MBIA)                                 1,600,000    1,600,880
  San Diego County Certificates
   of Participation
   (University of San Diego)
    5.375% 10/1/41                                       1,000,000    1,002,290
  University of California Revenues Series A
    5.00% 5/15/33 (AMBAC)                                1,000,000      983,950
                                                                     ----------
                                                                      5,644,350
                                                                     ----------
Hospital Revenue Bonds - 5.97%
  California Health Facilities Financing
    Authority (The Episcopal Home)
    5.30% 2/1/32                                         1,000,000      979,390
  Oakland Industrial Revenue
    (Harrison Foundation) Series B
    6.00% 1/1/29 (AMBAC)                                 1,300,000    1,433,289
                                                                     ----------
                                                                      2,412,679
                                                                     ----------
Miscellaneous Revenue Bonds - 5.16%
  California Statewide Communities
    Development Authority Revenue
    (Bentley School) 6.75% 7/1/32                        1,000,000    1,005,940
  San Diego County Certificates of
    Participation 5.75% 7/1/31 (MBIA)                    1,000,000    1,076,940
                                                                     ----------
                                                                      2,082,880
                                                                     ----------
Multifamily Housing Revenue Bonds - 12.08%
  California Statewide Communities
    Development Authority Multifamily
    Housing Revenue
    (Citrus Gardens Apartments Project)
    Series D1 5.375% 7/1/32                                800,000      779,352
  California Statewide Communities
    Development Authority Multifamily
    Housing Revenue (East Tabor Apartments)
    6.85% 8/20/36 (GNMA)                                 1,500,000    1,588,754
  Los Angeles Multifamily Housing Revenue
    (Park Plaza) 5.50% 1/20/43 (GNMA)                    1,430,000    1,449,520

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds (continued)
  Ventura County Area Housing Authority
    Multifamily Housing Revenue
    (Glen Oaks Apartments) Series A
    6.35% 7/20/34 (GNMA)                                $1,027,000  $ 1,061,672
                                                                    -----------
                                                                      4,879,298
                                                                    -----------
Municipal Lease Revenue Bonds - 7.32%
  California State Public Works Board
    Lease Revenue
    5.00% 3/1/27 (AMBAC)                                 1,000,000      984,100
    5.00% 12/1/27 (AMBAC)                                1,000,000      988,430
  San Jose Financing Authority Lease Revenue
    (Civic Center Project) Series B
    5.00% 6/1/32 (AMBAC)                                 1,000,000      984,180
                                                                    -----------
                                                                      2,956,710
                                                                    -----------
Public Power Revenue Bonds - 5.00%
  California State Department Water Reserve
    Power Supply Revenue Series A
    5.375% 5/1/21                                        1,000,000    1,014,990
  Puerto Rico Electric Power Authority
    Power Revenue 5.00% 7/1/32 (MBIA)                    1,000,000    1,003,400
                                                                    -----------
                                                                      2,018,390
                                                                    -----------
School District General Obligation Bonds - 9.83%
  Gilroy Unified School District
    (Malbor Generating State Project)
    5.00% 8/1/27 (FGIC)                                  1,000,000      989,360
  Placer Unified High School District
    5.00% 8/1/25 (FSA)                                   1,000,000      992,720
  San Diego Unified School District
    5.00% 7/1/28 (FSA)                                   1,000,000      988,020
  Sequoia Unified High School District
    5.125% 7/1/31 (FSA)                                  1,000,000    1,000,700
                                                                    -----------
                                                                      3,970,800
                                                                    -----------
School District Revenue Bonds - 2.59%
  Franklin-McKinley School District Certificates
    of Participation (Financing Project)
    Series B 5.00% 9/1/27 (AMBAC)                        1,060,000    1,044,259
                                                                    -----------
                                                                      1,044,259
                                                                    -----------
Tax Increment/Special Assessment Bonds - 15.05%
  La Quinta Redevelopment Agency Tax
    Allocation 5.10% 9/1/31 (AMBAC)                      2,000,000    1,987,300
  Poway Redevelopment Agency Certificates
    of Participation 5.75% 6/15/33 (MBIA)                1,400,000    1,509,116
  Riverside County Redevelopment Agency
    5.25% 10/1/35 (AMBAC)                                1,590,000    1,606,298
  San Francisco City & County Redevelopment
    Agency 6.125% 8/1/31                                 1,000,000      979,000
                                                                    -----------
                                                                      6,081,714
                                                                    -----------
Transportation Revenue Bonds - 2.57%
  Port of Oakland 5.75% 11/1/29 (FGIC/AMT)               1,000,000    1,038,870
                                                                    -----------
                                                                      1,038,870
                                                                    -----------
Waste Disposal Revenue Bonds - 4.97%
  Salinas Valley Solid Waste Authority Revenue
    5.25% 8/1/27 (AMBAC)                                 2,000,000    2,007,260
                                                                    -----------
                                                                      2,007,260
                                                                    -----------

Statements                            Delaware Tax-Free California Insured Fund
   OF NET ASSETS (CONTINUED)


                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds - 4.84%
  California State Department of Water
    Resources Water Systems Revenue
    (Central Valley Project) Series X
    5.00% 12/1/29 (FGIC)                                $1,000,000  $   986,250
  Los Angeles Department of Water & Power
    Waterworks Revenue Series A
    5.00% 7/1/43 (FGIC)                                  1,000,000      968,400
                                                                    -----------
                                                                      1,954,650
                                                                    -----------
Total Municipal Bonds (cost $39,298,008)                             40,011,680
                                                                    -----------
                                                          Number
                                                         of Shares
--------------------------------------------------------------------------------
Short-Term Investments - 2.35%
--------------------------------------------------------------------------------
  Federated California Municipal Trust                     947,474      947,474
                                                                    -----------
Total Short-Term Investments
  (cost $947,474)                                                       947,474
                                                                    -----------

Total Market Value of Securities - 101.40%
  (cost $40,245,482)                                                 40,959,154
Liabilities Net of Receivables and
  Other Assets - (1.40%)                                               (566,598)
                                                                    -----------
Net Assets Applicable to 3,786,656 Shares
  Outstanding - 100.00%                                             $40,392,556
                                                                    ===========

Net Asset Value - Delaware Tax-Free
  California Insured Fund Class A
  ($28,822,019/2,701,617 Shares)                                         $10.67
                                                                         ------
Net Asset Value - Delaware Tax-Free
  California Insured Fund Class B
  ($8,628,328/808,553 Shares)                                            $10.67
                                                                         ------
Net Asset Value - Delaware Tax-Free
  California Insured Fund Class C
  ($2,942,209/276,486 Shares)                                            $10.64
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $39,698,745
Accumulated net realized loss on investments                            (19,861)
Net unrealized appreciation of investments                              713,672
                                                                    -----------
Total net assets                                                    $40,392,556
                                                                    ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free California Insured Fund
Net asset value Class A (A)                                              $10.67
Sales charge (4.50% of offering price, or 4.69% of
  amount invested per share) (B)                                           0.50
                                                                         ------
Offering price                                                           $11.17
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                      Delaware Tax-Free Colorado Fund
   OF NET ASSETS (CONTINUED)                    August 31, 2003

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.50%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 3.81%
  Denver City & County Airport
    5.00% 11/15/33 (XLCA)                               $4,000,000  $ 3,887,360
    5.25% 11/15/23 (MBIA)                                8,250,000    8,371,523
                                                                    -----------
                                                                     12,258,883
                                                                    -----------
Charter School Revenue Bonds - 8.91%
  Colorado Educational & Cultural Facilities
    Authority (Aspen Foundation Colorado)
    6.125% 7/1/12                                          560,000      551,331
    6.50% 7/1/24                                         1,710,000    1,606,990
  Colorado Educational & Cultural Facilities
    Authority (Collegiate Academy Charter
    School Project)
    7.375% 12/15/21                                      1,000,000    1,021,570
    7.50% 12/15/31                                       1,000,000    1,023,030
  Colorado Educational & Cultural Facilities
    Authority (Compass Montessori Charter
    School Project) 7.75% 7/15/31                        2,125,000    2,041,785
  Colorado Educational & Cultural Facilities
    Authority (Compass Montessori R1
    Charter School Project) 8.00% 2/15/32                2,645,000    2,679,623
  Colorado Educational & Cultural Facilities
    Authority (Core Knowledge Charter
    School Project) 7.00% 11/1/29                        1,000,000    1,061,670
  Colorado Educational & Cultural Facilities
    Authority (Frontier Academy Charter
    School Project)
    7.25% 6/1/20                                         1,450,000    1,490,803
    7.375% 6/1/31                                        1,775,000    1,827,398
  Colorado Educational & Cultural Facilities
    Authority (Lincoln Academy Charter
    School Project) 8.375% 3/1/26                        2,400,000    2,430,288
  Colorado Educational & Cultural Facilities
    Authority (Littleton Academy Charter
    School Project) 6.125% 1/15/31                       2,000,000    1,927,960
  Colorado Educational & Cultural Facilities
    Authority (Montessori Districts Charter
    School Projects) 6.125% 7/15/32                      5,590,000    5,349,350
  Colorado Educational & Cultural Facilities
    Authority (Pinnacle Charter
    School Project) 6.00% 12/1/21                        1,750,000    1,729,753
  Colorado Educational & Cultural Facilities
    Authority (Renaissance Charter School
    Project) 6.75% 6/1/29                                2,000,000    1,925,440
  Colorado Educational & Cultural Facilities
    Authority (Stargate Charter
    School Project) 6.125% 5/1/33                        2,000,000    1,951,740
                                                                    -----------
                                                                     28,618,731
                                                                    -----------

Continuing Care/Retirement Revenue Bonds - 3.79%
  Colorado Health Facilities Authority
    (Covenant Retirement Communities)
    5.50% 12/1/33 (RADIAN)                               5,000,000    5,012,100
  Colorado Health Facilities Authority
    (Porter Place) 6.00% 1/20/36 (GNMA)                  5,000,000    5,209,050
  Mesa County Residential Care Facilities
    Mortgage Revenue (Hilltop Community
    Resources) Series A
    5.375% 12/1/28 (RADIAN)                              2,000,000    1,969,940
                                                                    -----------
                                                                     12,191,090
                                                                    -----------

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Dedicated Tax & Fees Revenue Bonds - 0.60%
  Broomfield Sales & Use Tax Revenue
    Refunding & Improvement Series A
    5.00% 12/1/31 (AMBAC)                               $1,950,000  $ 1,930,910
                                                                    -----------
                                                                      1,930,910
                                                                    -----------
Higher Education Revenue Bonds - 12.81%
  Boulder County Development Revenue
    University Corporation for Atmospheric
    Research 5.00% 9/1/33 (MBIA)                         1,200,000    1,186,200
  Colorado Educational & Cultural Facilities
    Authority (Johnson & Wales University
    Project) Series A 4.75% 4/1/33 (XLCA)                2,500,000    2,339,850
  Colorado Educational & Cultural Facilities
    Authority (University of Colorado
    Foundation Project)
    5.00% 7/1/32 (AMBAC)                                 6,000,000    5,936,280
  Colorado Educational & Cultural Facilities
    Authority (University of Denver Project)
    5.375% 3/1/23 (AMBAC)                                2,000,000    2,067,300
  Colorado Educational & Cultural Facilities
    Authority (University of Denver Project)
    Series A 5.00% 3/1/27 (MBIA)                         5,000,000    4,974,650
  Colorado Educational & Cultural Facilities
    Authority (University of Northern
  Colorado Student Housing Project)
    5.125% 7/1/37 (MBIA)                                 7,500,000    7,510,049
  Colorado School Mines Auxiliary Facilities
    Revenue 5.00% 12/1/37 (AMBAC)                        3,630,000    3,574,098
  Colorado Springs Revenue
    (Colorado College Project)
    5.375% 6/1/32                                        5,570,000    5,710,030
  Colorado State University Systems
    Series B 5.00% 3/1/35 (AMBAC)                        3,500,000    3,457,860
  University of Colorado Enterprise System
    5.375% 6/1/26                                        1,000,000    1,028,640
  University of Colorado Enterprise System
    Series B 5.125% 6/1/28 (FGIC)                        3,350,000    3,367,353
                                                                    -----------
                                                                     41,152,310
                                                                    -----------
Hospital Revenue Bonds - 9.63%
  Boulder County Hospital Revenue
    Development (Longmont United
    Hospital Project)
    5.60% 12/1/27 (RADIAN)                               1,250,000    1,265,288
    5.875% 12/1/20                                       3,000,000    3,011,610
    6.00% 12/1/30 (RADIAN)                               5,000,000    5,298,199
  Colorado Health Facilities Authority
    (Catholic Health Initiatives)
    5.50% 3/1/32                                         5,000,000    5,042,200
  Colorado Health Facilities Authority
    (Vail Valley Medical Center Project)
    5.75% 1/15/22                                          500,000      503,100
    5.80% 1/15/27                                        3,475,000    3,483,201
    6.60% 1/15/20 (ACA)                                  1,000,000    1,032,410
  Delta County Memorial Hospital District
    5.35% 9/1/17                                         4,000,000    3,900,760
  Denver Health & Hospital Authority
    Healthcare Revenue Series A
    5.375% 12/1/28 (ACA)                                 2,770,000    2,739,558
    6.00% 12/1/31                                        1,000,000      983,190

Statements                                      Delaware Tax-Free Colorado Fund
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  University of Colorado Hospital Authority
    Series A 5.60% 11/15/31                             $3,650,000  $ 3,667,520
                                                                    -----------
                                                                     30,927,036
                                                                    -----------
Miscellaneous Revenue Bonds - 8.07%
  Colorado Educational & Cultural Facilities
    Authority Revenue 5.25% 6/1/21                       2,000,000    2,006,780
**Colorado Post Secondary Education
    (Ocean Journey Project) 8.375% 12/1/26               8,000,000      252,000
  Denver Convention Center Series A
    5.00% 12/1/33 (XLCA)                                11,000,000   10,690,020
  Lowry Economic Redevelopment Authority
    Revenue 7.80% 12/1/10                               11,040,000   11,852,986
  Lowry Economic Redevelopment Authority
    Revenue Series A (Private Placement)
    7.30% 12/1/10                                        1,055,000    1,117,266
                                                                    -----------
                                                                     25,919,052
                                                                    -----------
Multifamily Housing Revenue Bonds - 9.71%
  Adams County Housing Authority Mortgage
    Revenue (Aztec Villa Apartments Project)
    5.85% 12/1/27                                        1,825,000    1,867,632
  Adams County Housing Authority Mortgage
    Revenue (Greenbriar Project)
    6.75% 7/1/21                                         1,730,000    1,797,574
  Burlingame Multifamily Housing Revenue
    Series A 6.00% 11/1/29 (MBIA)                        1,250,000    1,302,675
  Colorado Housing & Finance Authority
    (Multifamily Housing Insured Mortgage)
    Series A3 6.25% 10/1/26 (FHA)                        6,205,000    6,443,272
    Series C3 6.15% 10/1/41                              1,590,000    1,660,119
  Colorado Housing & Finance Authority
    (Multifamily Project Class I)
    Series A5 5.45% 10/1/33                                720,000      688,126
  Denver City & County Multifamily Housing
    Revenue Federal Housing Authority
    (Insured Mortgage Loan - Garden Court)
    5.40% 7/1/39 (FHA)                                   2,000,000    2,020,100
  Englewood Multifamily Housing Revenue
    (Marks Apartments Project)
    6.65% 12/1/26                                        5,700,000    5,767,089
  Englewood Multifamily Housing Revenue
    (Marks Apartments Project) Series B
    6.00% 12/15/18                                       7,515,000    7,521,087
  Lake County Multifamily Housing Mortgage
    Revenue (Sawatch Apartments)
    6.80% 10/20/35 (GNMA)                                1,955,000    2,112,866
                                                                    -----------
                                                                     31,180,540
                                                                    -----------
Municipal Lease Revenue Bonds - 8.48%
  Aurora Certificates of Participation
    5.50% 12/1/30 (AMBAC)                                8,000,000    8,273,680
  Conejos & Alamosa Counties School
    District Region Certificates of
    Participation 6.50% 4/1/11                           1,315,000    1,371,769
  El Paso County Certificates of Participation
    (Detention Facilities Project) Series B
    5.00% 12/1/27 (AMBAC)                                1,500,000    1,486,560

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Municipal Lease Revenue Bonds (continued)
  El Paso County Certificates of Participation
    (Judicial Building Project) Series A
    5.00% 12/1/27 (AMBAC)                               $2,000,000  $ 1,982,080
  Fremont County Certificates of Participation
    Refunding & Improvement Series A
    5.25% 12/15/24 (MBIA)                                3,045,000    3,126,423
    5.25% 12/15/26 (MBIA)                                1,025,000    1,041,093
  Greeley County Building Authority
    Certificates of Participation
    6.10% 8/15/16                                        2,600,000    2,725,814
  Paint Brush Hills Metropolitan District
    Certificates of Participation
    7.75% 9/1/21                                         1,594,248    1,564,723
  Pueblo County Certificates of Participation
    6.50% 12/1/24                                        5,460,000    5,671,684
                                                                    -----------
                                                                     27,243,826
                                                                    -----------
Political Subdivision General Obligation Bonds - 11.79%
  Arapahoe County Water & Wastewater
    Public Improvement District Series A
    5.125% 12/1/32 (MBIA)                                5,000,000    5,018,600
  Bowles Metropolitan District
    5.00% 12/1/33 (FSA)                                  2,000,000    1,979,820
  Concord Metropolitan District
    8.00% 12/1/19                                        5,000,000    5,180,800
  Galleria Metropolitan District
    7.25% 12/1/09                                        1,125,000    1,169,696
  Lincoln Park Metropolitan District
    7.75% 12/1/26                                        2,610,000    2,675,328
  Meridian Metropolitan District Refunding
    Series A 5.00% 12/1/31 (RADIAN)                      7,000,000    6,677,790
  North Range Metropolitan District #1
    7.25% 12/15/31                                       3,400,000    3,381,266
  Saddle Rock Colorado Metropolitan District
    5.35% 12/1/31                                        1,580,000    1,575,070
  Silver Dollar Metropolitan District
    7.05% 12/1/30                                        5,000,000    5,086,900
  Tri-Pointe Commercial Metropolitan District
    7.75% 12/1/19                                        5,000,000    5,138,400
                                                                    -----------
                                                                     37,883,670
                                                                    -----------
Public Utility District Revenue Bonds - 3.09%
  Colorado Springs Utilities Revenue
    Series A 5.00% 11/15/29                             10,000,000    9,919,800
                                                                    -----------
                                                                      9,919,800
                                                                    -----------
Recreational Area Revenue Bonds - 1.71%
  Aurora Golf Course Enterprise System
    Revenue (Saddle Rock Golf Course)
    6.20% 12/1/15                                        2,000,000    2,047,620
  South Suburban Park & Recreation District
    (Golf & Ice Arena Facility)
    6.00% 11/1/15                                        2,330,000    2,412,785
  Westminster Golf Course
    5.55% 12/1/23 (RADIAN)                               1,000,000    1,026,180
                                                                    -----------
                                                                      5,486,585
                                                                    -----------

Statements                                      Delaware Tax-Free Colorado Fund
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds - 5.59%
  Arapahoe County Colorado School District
    5.00% 12/1/22 (FGIC)                               $1,000,000  $  1,010,630
  Douglas County School District No Re 1
    Building (Douglas & Elbert Counties)
    Series B 5.125% 12/15/25 (FSA)                      5,000,000     5,051,950
  El Paso County School District #2
    (Harrison) 5.00% 12/1/27 (MBIA)                     2,615,000     2,606,423
  El Paso County School District #49
    (Falcon) 5.50% 12/1/21 (FGIC)                       3,580,000     3,788,642
  Garfield County School District No Re 2
    5.00% 12/1/25 (FSA)                                 1,000,000       997,920
  La Plata County School District No 9-R
    5.125% 11/1/24 (MBIA)                               1,000,000     1,011,230
  Larimer Weld & Boulder Counties School
    Districts No R-2J 5.00% 12/15/15 (FSA)              3,260,000     3,503,392
                                                                   ------------
                                                                     17,970,187
                                                                   ------------
Tax Increment/Special Assessment Bonds - 2.53%
  Loveland Special Improvements District #1
    7.50% 7/1/29                                        6,140,000     6,153,692
  Pueblo Urban Renewal Authority Tax
    Increment Revenue 6.625% 12/1/19                    1,890,000     1,965,222
                                                                   ------------
                                                                      8,118,914
                                                                   ------------
Territorial General Obligation Bonds - 0.46%
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.00% 7/1/27                                        1,000,000       974,780
    5.125% 7/1/31                                         500,000       494,845
                                                                   ------------
                                                                      1,469,625
                                                                   ------------
Territorial Revenue Bonds - 0.55%
  Puerto Rico Public Buildings Authority
    Revenue Series D 5.25% 7/1/27                       1,750,000     1,752,695
                                                                   ------------
                                                                      1,752,695
                                                                   ------------
Turnpike/Toll Road Revenue Bonds - 5.12%
  E-470 Public Highway Authority
    5.75% 9/1/35 (MBIA)                                 3,100,000     3,333,709
  Northwest Parkway Public Highway
    Authority Series A 5.25% 6/15/41 (FSA)             13,000,000    13,122,850
                                                                   ------------
                                                                     16,456,559
                                                                   ------------
Water & Sewer Revenue Bonds - 1.85%
  Erie Water Enterprise Revenue
    5.00% 12/1/23 (ACA)                                 1,750,000     1,671,740
  Lafayette Water Revenue Series A
    5.00% 12/1/27 (MBIA)                                1,100,000     1,093,180
  Ute Utility Water Conservancy District Water
    Revenue 5.75% 6/15/20 (MBIA)                        2,900,000     3,167,525
                                                                   ------------
                                                                      5,932,445
                                                                   ------------
Total Municipal Bonds (cost $313,338,478)                           316,412,858
                                                                   ------------

Total Market Value of Securities - 98.50%
  (cost $313,338,478)                                              $316,412,858
Receivables and Other Assets
  Net of Liabilities - 1.50%                                          4,829,417
                                                                   ------------
Net Assets Applicable to 29,662,747 Shares
  Outstanding - 100.00%                                            $321,242,275
                                                                   ============
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class A
  ($299,528,129/27,659,508 Shares)                                       $10.83
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class B
  ($13,108,408/1,209,840 Shares)                                         $10.83
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class C
  ($8,605,738/793,399 Shares)                                            $10.85
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization-- no par)                               $320,225,904
Accumulated net realized loss on investments                         (2,058,009)
Net unrealized appreciation of investments                            3,074,380
                                                                   ------------
Total net assets                                                   $321,242,275
                                                                   ------------

**Non-income producing security. Security currently in default.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Colorado Fund
Net asset value Class A (A)                                              $10.83
Sales charge (4.50% of offering price, or 4.71% of
  amount invested per share) (B)                                           0.51
                                                                         ------
Offering price                                                           $11.34
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                           Year Ended August 31, 2003
   OF OPERATIONS


                                                        Delaware      Delaware       Delaware      Delaware         Delaware
                                                         Tax-Free     Tax-Free       Tax-Free      Tax-Free         Tax-Free
                                                         Arizona   Arizona Insured  California  California Insured  Colorado
                                                          Fund          Fund           Fund          Fund             Fund
Investment Income:
  Interest                                             $2,160,169    $8,433,286     $2,552,829    $2,094,859      $19,185,116
                                                       ----------    ----------     ----------    ----------      -----------
Expenses:
  Management fees                                         216,689       806,609        262,705       203,606        1,836,240
  Dividend disbursing and transfer agent fees
    and expenses                                           17,700        88,960         24,906        23,070          196,200
  Distribution expenses-- Class A                          61,854       342,504         61,650        74,125          776,218
  Distribution expenses-- Class B                         100,986       147,937        161,084        92,336          146,361
  Distribution expenses-- Class C                          45,831        94,365         69,498        18,180           87,649
  Accounting and administration expenses                   17,576        73,353         21,582        18,124          148,765
  Registration fees                                         8,026         6,709            572           696            5,394
  Reports and statements to shareholders                    1,894        16,813             --         9,724           91,136
  Professional fees                                        13,146        19,100          4,590         7,458           62,748
  Custodian fees                                            3,147         7,820          3,684         3,768           17,091
  Trustees' fees                                            1,610         8,317          2,644         2,700           17,750
  Other                                                    10,931        38,724          7,729        10,021           91,246
                                                       ----------    ----------     ----------    ----------      -----------
                                                          499,390     1,651,211        620,644       463,808        3,476,798
  Less expenses absorbed or waived                        (92,635)      (78,576)      (207,820)           --               --
  Less expenses paid indirectly                            (1,007)       (3,946)        (1,187)       (1,215)          (8,956)
                                                       ----------    ----------     ----------    ----------      -----------
  Total expenses                                          405,748     1,568,689        411,637       462,593        3,467,842
                                                       ----------    ----------     ----------    ----------      -----------
  Net Investment Income                                 1,754,421     6,864,597      2,141,192     1,632,266       15,717,274
                                                       ----------    ----------     ----------    ----------      -----------

  Net Realized and Unrealized Gain (Loss)
    on Investments:
  Net realized gain on investments                        140,622       754,322        216,651       166,983          631,030
  Net change in unrealized appreciation/
    depreciation of investments                        (2,328,563)   (4,291,338)    (1,294,988)   (1,149,222)      (8,259,671)
                                                       ----------    ----------     ----------    ----------      -----------
  Net Realized and Unrealized Loss
    on Investments                                     (2,187,941)   (3,537,016)    (1,078,337)     (982,239)      (7,628,641)
                                                       ----------    ----------     ----------    ----------      -----------

  Net Increase (Decrease) in Net Assets
    Resulting from Operations                           ($433,520)   $3,327,581     $1,062,855      $650,027       $8,088,633
                                                       ==========    ==========     ==========    ==========      ===========

See accompanying notes

Statements
   OF CHANGES IN NET ASSETS

                                                                                   Delaware Tax-Free          Delaware Tax-Free
                                                                                     Arizona Fund            Arizona Insured Fund
                                                                                     Year Ended                  Year Ended
                                                                                8/31/03        8/31/02       8/31/03      8/31/02

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                      $ 1,754,421    $ 1,783,251  $  6,864,597  $  6,941,384
  Net realized gain (loss) on investments                                        140,622        (73,813)      754,322     2,596,988
  Net change in unrealized appreciation/depreciation of investments           (2,328,563)        33,806    (4,291,338)   (1,097,360)
                                                                             -----------    -----------  ------------  ------------
  Net increase (decrease) in net assets resulting from operations               (433,520)     1,743,244     3,327,581     8,441,012
                                                                             -----------    -----------  ------------  ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                    (1,170,970)    (1,213,829)   (5,989,214)   (6,301,205)
   Class B                                                                      (401,931)      (413,805)     (534,860)     (432,125)
   Class C                                                                      (181,499)      (155,617)     (340,523)     (208,054)

  Net realized gain on investments:
   Class A                                                                            --             --    (1,396,185)     (865,976)
   Class B                                                                            --             --      (143,720)      (62,839)
   Class C                                                                            --             --       (91,428)      (28,435)
                                                                             -----------    -----------  ------------  ------------
                                                                              (1,754,400)    (1,783,251)   (8,495,930)   (7,898,634)
                                                                             -----------    -----------  ------------  ------------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                     3,550,052     10,514,069    13,366,725    13,506,834
   Class B                                                                       833,181      2,176,368     3,326,803     5,743,574
   Class C                                                                       573,736      1,971,388     3,929,559     5,512,689

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                       502,292        549,306     3,663,972     3,385,866
   Class B                                                                       159,824        153,041       380,126       259,825
   Class C                                                                       132,415        123,314       334,202       190,296
                                                                             -----------    -----------  ------------  ------------
                                                                               5,751,500     15,487,486    25,001,387    28,599,084
                                                                             -----------    -----------  ------------  ------------
  Cost of shares repurchased:
   Class A                                                                    (6,928,421)    (3,162,787)  (24,391,768)  (17,114,099)
   Class B                                                                    (2,123,309)      (365,597)   (2,246,828)   (1,297,726)
   Class C                                                                      (579,367)      (192,302)   (3,517,552)     (905,756)
                                                                             -----------    -----------  ------------  ------------
                                                                              (9,631,097)    (3,720,686)  (30,156,148)  (19,317,581)
                                                                             -----------    -----------  ------------  ------------
Increase (decrease) in net assets derived from capital share transactions     (3,879,597)    11,766,800    (5,154,761)    9,281,503
                                                                             -----------    -----------  ------------  ------------
Net Increase (Decrease) in Net Assets                                         (6,067,517)    11,726,793   (10,323,110)    9,823,881

Net Assets:
  Beginning of year                                                           41,848,475     30,121,682   163,216,031   153,392,150
                                                                             -----------    -----------  ------------  ------------
  End of year                                                                $35,780,958    $41,848,475  $152,892,921  $163,216,031
                                                                             ===========    ===========  ============  ============

See accompanying notes

Statements
   OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             Delaware Tax-Free               Delaware Tax-Free
                                                                             California Fund               California Insured Fund
                                                                                Year Ended                      Year Ended
                                                                            8/31/03       8/31/02           8/31/03       8/31/02

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                  $ 2,141,192    $ 2,115,292      $ 1,632,266    $ 1,539,100
  Net realized gain (loss) on investments                                    216,651       (157,317)         166,983        (35,039)
  Net change in unrealized appreciation/depreciation of investments       (1,294,988)       314,498       (1,149,222)       (12,835)
                                                                         -----------    -----------      -----------    -----------
  Net increase in net assets resulting from operations                     1,062,855      2,272,473          650,027      1,491,226
                                                                         -----------    -----------      -----------    -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                (1,198,163)    (1,205,949)      (1,249,365)    (1,194,000)
   Class B                                                                  (658,337)      (615,935)        (319,704)      (316,220)
   Class C                                                                  (284,692)      (293,408)         (63,197)       (28,880)

  Net realized gain on investments:
   Class A                                                                        --             --               --       (431,988)
   Class B                                                                        --             --               --       (134,873)
   Class C                                                                        --             --               --        (12,025)
                                                                         -----------    -----------      -----------    -----------
                                                                          (2,141,192)    (2,115,292)      (1,632,266)    (2,117,986)
                                                                         -----------    -----------      -----------    -----------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                 6,900,365      4,478,047        4,039,278      3,028,178
   Class B                                                                 3,123,917      1,924,681        1,648,826      3,012,575
   Class C                                                                 2,400,582      1,660,298        2,003,403      1,342,130

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                   420,231        523,361          655,264        845,801
   Class B                                                                   225,516        198,541          161,774        242,589
   Class C                                                                   190,408        170,057           26,743         13,665
                                                                         -----------    -----------      -----------    -----------
                                                                          13,261,019      8,954,985        8,535,288      8,484,938
                                                                         -----------    -----------      -----------    -----------
  Cost of shares repurchased:
   Class A                                                                (8,123,457)    (6,495,544)      (3,785,642)    (2,796,439)
   Class B                                                                (1,891,459)    (1,886,367)      (2,732,015)    (1,037,452)
   Class C                                                                (2,745,126)      (749,274)        (360,679)      (179,715)
                                                                         -----------    -----------      -----------    -----------
                                                                         (12,760,042)    (9,131,185)      (6,878,336)    (4,013,606)
                                                                         -----------    -----------      -----------    -----------
Increase (decrease) in net assets derived from capital share transactions    500,977       (176,200)       1,656,952      4,471,332
                                                                         -----------    -----------      -----------    -----------
Net Increase (Decrease) in Net Assets                                       (577,360)       (19,019)         674,713      3,844,572

Net Assets:
  Beginning of year                                                       45,924,433     45,943,452       39,717,843     35,873,271
                                                                         -----------    -----------      -----------    -----------
  End of year                                                            $45,347,073    $45,924,433      $40,392,556    $39,717,843
                                                                         ===========    ===========      ===========    ===========

See accompanying notes

Statements
   OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              Delaware Tax-Free Colorado Fund
                                                                                       Year Ended
                                                                                 8/31/03          8/31/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                       $ 15,717,274     $ 16,136,974
  Net realized gain on investments                                                 631,030        2,605,316
  Net change in unrealized appreciation/depreciation of investments             (8,259,671)      (3,729,898)
                                                                              ------------     ------------
  Net increase in net assets resulting from operations                           8,088,633       15,012,392
                                                                              ------------     ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                     (14,774,600)     (15,269,995)
   Class B                                                                        (586,453)        (592,108)
   Class C                                                                        (349,930)        (275,325)
                                                                              ------------     ------------
                                                                               (15,710,983)     (16,137,428)
                                                                              ------------     ------------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                      18,044,255       18,451,081
   Class B                                                                       1,399,969        2,320,838
   Class C                                                                       4,139,859        3,462,982

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                       8,886,403        9,541,898
   Class B                                                                         378,269          400,849
   Class C                                                                         252,301          207,164
                                                                              ------------     ------------
                                                                                33,101,056       34,384,812
                                                                              ------------     ------------
  Cost of shares repurchased:
   Class A                                                                     (35,022,951)     (30,747,830)
   Class B                                                                      (3,195,659)      (2,173,560)
   Class C                                                                      (3,630,231)      (1,223,433)
                                                                              ------------     ------------
                                                                               (41,848,841)     (34,144,823)
                                                                              ------------     ------------
Increase (decrease) in net assets derived from capital share transactions       (8,747,785)         239,989
                                                                              ------------     ------------
Net Decrease in Net Assets                                                     (16,370,135)        (885,047)

Net Assets:
  Beginning of year                                                            337,612,410      338,497,457
                                                                              ------------     ------------
  End of year                                                                 $321,242,275     $337,612,410
                                                                              ============     ============

See accompanying notes

Financial
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                  Delaware Tax-Free Arizona Fund Class A
                                                                         ----------------------------------------------------------
                                                                                                Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00     8/31/99
Net asset value, beginning of period                                     $10.590     $10.620      $10.250     $10.450      $11.210

Income (loss) from investment operations:
Net investment income                                                      0.491       0.532        0.572       0.555        0.538
Net realized and unrealized gain (loss) on investments                    (0.580)     (0.030)       0.370      (0.200)      (0.645)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                          (0.089)      0.502        0.942       0.355       (0.107)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.491)     (0.532)      (0.572)     (0.555)      (0.538)
Net realized gain on investments                                              --          --           --          --       (0.115)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.491)     (0.532)      (0.572)     (0.555)      (0.653)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.010     $10.590      $10.620     $10.250      $10.450
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                           (0.88%)      4.93%        9.48%       3.68%       (1.09%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $22,401     $26,664      $18,809     $13,873      $18,586
Ratio of expenses to average net assets                                    0.75%       0.75%        0.75%       0.75%        0.60%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             0.99%       0.98%        1.01%       1.06%        1.10%
Ratio of net investment income to average net assets                       4.73%       5.09%        5.50%       5.53%        4.88%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  4.49%       4.86%        5.24%       5.22%        4.38%
Portfolio turnover                                                           70%        111%         108%        115%          68%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                  Delaware Tax-Free Arizona Fund Class B
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03   8/31/02(2)     8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $10.590     $10.620      $10.240     $10.450      $11.200

Income (loss) from investment operations:
Net investment income                                                      0.413       0.454        0.495       0.481        0.456
Net realized and unrealized gain (loss) on investments                    (0.580)     (0.030)       0.380      (0.210)      (0.635)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                          (0.167)      0.424        0.875       0.271       (0.179)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.413)     (0.454)      (0.495)     (0.481)      (0.456)
Net realized gain on investments                                              --          --           --          --       (0.115)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.413)     (0.454)      (0.495)     (0.481)      (0.571)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.010     $10.590      $10.620     $10.240      $10.450
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                           (1.62%)      4.16%        8.78%       2.82%       (1.74%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $8,956     $10,629       $8,681      $4,911       $5,956
Ratio of expenses to average net assets                                    1.50%       1.50%        1.50%       1.50%        1.35%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.74%       1.73%        1.76%       1.81%        1.85%
Ratio of net investment income to average net assets                       3.98%       4.34%        4.75%       4.78%        4.13%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.74%       4.11%        4.49%       4.47%        3.63%
Portfolio turnover                                                           70%        111%         108%        115%          68%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                  Delaware Tax-Free Arizona Fund Class C
                                                                         ---------------------------------------------------------
                                                                                                Year Ended
                                                                          8/31/03   8/31/02(2)    8/31/01    8/31/00      8/31/99

Net asset value, beginning of period                                     $10.610     $10.640      $10.270     $10.470      $11.230

Income (loss) from investment operations:
Net investment income                                                      0.413       0.454        0.492       0.478        0.456
Net realized and unrealized gain (loss) on investments                    (0.570)     (0.030)       0.370      (0.200)      (0.645)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                          (0.157)      0.424        0.862       0.278       (0.189)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.413)     (0.454)      (0.492)     (0.478)      (0.456)
Net realized gain on investments                                              --          --           --          --       (0.115)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.413)     (0.454)      (0.492)     (0.478)      (0.571)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.040     $10.610      $10.640     $10.270      $10.470
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                           (1.53%)      4.14%        8.62%       2.88%       (1.82%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $4,424      $4,555       $2,632      $1,880       $1,957
Ratio of expenses to average net assets                                    1.50%       1.50%        1.50%       1.50%        1.35%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.74%       1.73%        1.76%       1.81%        1.85%
Ratio of net investment income to average net assets                       3.98%       4.34%        4.75%       4.78%        4.13%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.74%       4.11%        4.49%       4.47%        3.63%
Portfolio turnover                                                           70%        111%         108%        115%          68%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                              Delaware Tax-Free Arizona Insured Fund Class A
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00     8/31/99

Net asset value, beginning of period                                     $11.530     $11.500      $11.040     $10.990      $11.550

Income (loss) from investment operations:
Net investment income                                                      0.502       0.510        0.521       0.525        0.528
Net realized and unrealized gain (loss) on investments                    (0.253)      0.100        0.460       0.050       (0.560)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.249       0.610        0.981       0.575       (0.032)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.502)     (0.510)      (0.521)     (0.525)      (0.528)
Net realized gain on investments                                          (0.117)     (0.070)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.619)     (0.580)      (0.521)     (0.525)      (0.528)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $11.160     $11.530      $11.500     $11.040      $10.990
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            2.17%       5.54%        9.12%       5.47%       (0.36%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $129,683    $141,424     $141,298    $142,018     $166,368
Ratio of expenses to average net assets                                    0.86%       0.90%        0.95%       0.95%        0.91%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             0.91%       0.90%        0.97%       0.98%        0.91%
Ratio of net investment income to average net assets                       4.37%       4.50%        4.65%       4.88%        4.60%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  4.32%       4.50%        4.63%       4.85%        4.60%
Portfolio turnover                                                           29%         46%          45%         50%          29%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        ---------------------------------------------------------
                                                                              Delaware Tax-Free Arizona Insured Fund Class B
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $11.540     $11.500      $11.040     $10.990      $11.550

Income (loss) from investment operations:
Net investment income                                                      0.416       0.426        0.437       0.444        0.441
Net realized and unrealized gain (loss) on investments                    (0.253)      0.110        0.460       0.050       (0.560)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.163       0.536        0.897       0.494       (0.119)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.416)     (0.426)      (0.437)     (0.444)      (0.441)
Net realized gain on investments                                          (0.117)     (0.070)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.533)     (0.496)      (0.437)     (0.444)      (0.441)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $11.170     $11.540      $11.500     $11.040      $10.990
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.41%       4.83%        8.31%       4.68%       (1.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $14,666     $13,678       $8,864      $6,630       $6,059
Ratio of expenses to average net assets                                    1.61%       1.65%        1.70%       1.70%        1.66%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.66%       1.65%        1.72%       1.73%        1.66%
Ratio of net investment income to average net assets                       3.62%       3.75%        3.90%       4.13%        3.85%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.57%       3.75%        3.88%       4.10%        3.85%
Portfolio turnover                                                           29%         46%          45%         50%          29%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                              Delaware Tax-Free Arizona Insured Fund Class C
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $11.550     $11.520      $11.040     $10.990      $11.560

Income (loss) from investment operations:
Net investment income                                                      0.415       0.426        0.438       0.444        0.441
Net realized and unrealized gain (loss) on investments                    (0.253)      0.100        0.480       0.050       (0.570)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.162       0.526        0.918       0.494       (0.129)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.415)     (0.426)      (0.438)     (0.444)      (0.441)
Net realized gain on investments                                          (0.117)     (0.070)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.532)     (0.496)      (0.438)     (0.444)      (0.441)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $11.180     $11.550      $11.520     $11.040      $10.990
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.40%       4.73%        8.50%       4.68%       (1.20%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $8,544      $8,115       $3,230      $1,322       $1,373
Ratio of expenses to average net assets                                    1.61%       1.65%        1.70%       1.70%        1.66%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.66%       1.65%        1.72%       1.73%        1.66%
Ratio of net investment income to average net assets                       3.62%       3.75%        3.90%       4.13%        3.85%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.57%       3.75%        3.88%       4.10%        3.85%
Portfolio turnover                                                           29%         46%          45%         50%          29%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                  Delaware Tax-Free California Fund Class A
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)     8/31/01    8/31/00      8/31/99

Net asset value, beginning of period                                     $11.010     $10.950      $10.430     $10.490      $11.220

Income (loss) from investment operations:
Net investment income                                                      0.537       0.546        0.538       0.547        0.556
Net realized and unrealized gain (loss) on investments                    (0.260)      0.060        0.520      (0.060)      (0.709)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.277       0.606        1.058       0.487       (0.153)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.537)     (0.546)      (0.538)     (0.547)      (0.554)
Net realized gain on investments                                              --          --           --          --       (0.023)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.537)     (0.546)      (0.538)     (0.547)      (0.577)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.750     $11.010      $10.950     $10.430      $10.490
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            2.51%       5.77%       10.43%       5.00%       (1.53%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $22,169     $23,462      $24,925     $24,794      $24,515
Ratio of expenses to average net assets                                    0.50%       0.50%        0.50%       0.50%        0.33%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             0.93%       0.97%        0.99%       1.04%        0.97%
Ratio of net investment income to average net assets                       4.84%       5.05%        5.07%       5.46%        4.95%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  4.41%       4.58%        4.58%       4.92%        4.31%
Portfolio turnover                                                           56%         93%         130%         82%         123%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                               Delaware Tax-Free California Fund Class B
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $11.050     $10.990      $10.460     $10.520      $11.260

Income (loss) from investment operations:
Net investment income                                                      0.453       0.465        0.459       0.473        0.470
Net realized and unrealized gain (loss) on investments                    (0.260)      0.060        0.530      (0.060)      (0.717)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.193       0.525        0.989       0.413       (0.247)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.453)     (0.465)      (0.459)     (0.473)      (0.470)
                                                                         -------     -------      -------     -------      -------
Net realized gain on investments                                              --          --           --          --       (0.023)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.453)     (0.465)      (0.459)     (0.473)      (0.493)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.790     $11.050      $10.990     $10.460      $10.520
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.73%       4.95%        9.58%       4.31%       (2.35%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $16,165     $15,105      $14,792     $14,449      $13,676
Ratio of expenses to average net assets                                    1.25%       1.25%        1.25%       1.25%        1.08%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.68%       1.72%        1.74%       1.79%        1.72%
Ratio of net investment income to average net assets                       4.09%       4.30%        4.32%       4.71%        4.20%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.66%       3.83%        3.83%       4.17%        3.56%
Portfolio turnover                                                           56%         93%         130%         82%         123%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        ---------------------------------------------------------
                                                                                Delaware Tax-Free California Fund Class C
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $11.020     $10.970      $10.440     $10.500      $11.230

Income (loss) from investment operations:
Net investment income                                                      0.454       0.465        0.459       0.472        0.470
Net realized and unrealized gain (loss) on investments                    (0.260)      0.050        0.530      (0.060)      (0.707)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.194       0.515        0.989       0.412       (0.237)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.454)     (0.465)      (0.459)     (0.472)      (0.470)
Net realized gain on investments                                              --          --           --          --       (0.023)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.454)     (0.465)      (0.459)     (0.472)      (0.493)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.760     $11.020      $10.970     $10.440      $10.500
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.74%       4.86%        9.70%       4.22%       (2.26%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $7,013      $7,357       $6,227      $4,179       $5,132
Ratio of expenses to average net assets                                    1.25%       1.25%        1.25%       1.25%        1.08%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.68%       1.72%        1.74%       1.79%        1.72%
Ratio of net investment income to average net assets                       4.09%       4.30%        4.32%       4.71%        4.20%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.66%       3.83%        3.83%       4.17%        3.56%
Portfolio turnover                                                           56%         93%         130%         82%         123%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                             Delaware Tax-Free California Insured Fund Class A
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00     8/31/99

Net asset value, beginning of period                                     $10.930     $11.130      $10.640     $10.430      $11.130

Income (loss) from investment operations:
Net investment income                                                      0.463       0.470        0.496       0.500        0.497
Net realized and unrealized gain (loss) on investments                    (0.260)     (0.027)       0.490       0.210       (0.700)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.203       0.443        0.986       0.710       (0.203)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.463)     (0.470)      (0.496)     (0.500)      (0.497)
Net realized gain on investments                                              --      (0.173)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.463)     (0.643)      (0.496)     (0.500)      (0.497)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.670     $10.930      $11.130     $10.640      $10.430
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.84%       4.23%        9.51%       7.10%       (1.97%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $28,822     $28,630      $28,045     $23,877      $25,042
Ratio of expenses to average net assets                                    0.93%       0.92%        0.87%       1.00%        0.99%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             0.93%       0.92%        0.87%       1.09%        1.10%
Ratio of net investment income to average net assets                       4.21%       4.36%        4.59%       4.87%        4.51%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  4.21%       4.36%        4.59%       4.78%        4.40%
Portfolio turnover                                                           44%        111%         162%         91%         114%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                             Delaware Tax-Free California Insured Fund Class B
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $10.930     $11.130      $10.640     $10.430      $11.130

Income (loss) from investment operations:
Net investment income                                                      0.381       0.389        0.415       0.423        0.414
Net realized and unrealized gain (loss) on investments                    (0.260)     (0.027)       0.490       0.210       (0.700)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.121       0.362        0.905       0.633       (0.286)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.381)     (0.389)      (0.415)     (0.423)      (0.414)
Net realized gain on investments                                              --      (0.173)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.381)     (0.562)      (0.415)     (0.423)      (0.414)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.670     $10.930      $11.130     $10.640      $10.430
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.07%       3.44%        8.70%       6.30%       (2.70%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $8,628      $9,714       $7,628      $6,440       $6,588
Ratio of expenses to average net assets                                    1.68%       1.67%        1.62%       1.75%        1.74%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.68%       1.67%        1.62%       1.84%        1.85%
Ratio of net investment income to average net assets                       3.46%       3.61%        3.84%       4.12%        3.76%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.46%       3.61%        3.84%       4.03%        3.65%
Portfolio turnover                                                           44%        111%         162%         91%         114%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                             Delaware Tax-Free California Insured Fund Class C
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03   8/31/02(2)     8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $10.890     $11.090      $10.600     $10.390      $11.090

Income (loss) from investment operations:
Net investment income                                                      0.380       0.392        0.417       0.423        0.414
Net realized and unrealized gain (loss) on investments                    (0.250)     (0.027)       0.490       0.210       (0.700)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.130       0.365        0.907       0.633       (0.286)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.380)     (0.392)      (0.417)     (0.423)      (0.414)
Net realized gain on investments                                              --      (0.173)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.380)     (0.565)      (0.417)     (0.423)      (0.414)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.640     $10.890      $11.090     $10.600      $10.390
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.17%       3.45%        8.75%       6.32%       (2.70%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $2,942      $1,374         $200        $439         $592
Ratio of expenses to average net assets                                    1.68%       1.67%        1.62%       1.75%        1.74%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.68%       1.67%        1.62%       1.84%        1.85%
Ratio of net investment income to average net assets                       3.46%       3.61%        3.84%       4.12%        3.76%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.46%       3.61%        3.84%       4.03%        3.65%
Portfolio turnover                                                           44%        111%         162%         91%         114%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                 Delaware Tax-Free Colorado Fund Class A
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                                     $11.080     $11.120      $10.630     $10.780      $11.510

Income (loss) from investment operations:
Net investment income                                                      0.527       0.532        0.549       0.543        0.552
Net realized and unrealized gain (loss) on investments                    (0.250)     (0.040)       0.490      (0.150)      (0.730)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.277       0.492        1.039       0.393       (0.178)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.527)     (0.532)      (0.549)     (0.543)      (0.552)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.527)     (0.532)      (0.549)     (0.543)      (0.552)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.830     $11.080      $11.120     $10.630      $10.780
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            2.52%       4.60%       10.05%       3.89%       (1.69%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $299,528    $314,695     $318,550    $304,409     $338,184
Ratio of expenses to average net assets                                    0.99%       0.95%        1.00%       1.00%        0.91%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             0.99%       0.95%        1.00%       1.04%        0.91%
Ratio of net investment income to average net assets                       4.76%       4.86%        5.09%       5.22%        4.86%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                          4.76%       4.86%        5.09%       5.18%        4.86%
Portfolio turnover                                                           30%         36%          64%         53%          55%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                Delaware Tax-Free Colorado Fund Class B
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00     8/31/99
Net asset value, beginning of period                                     $11.090     $11.120      $10.630     $10.790      $11.510

Income (loss) from investment operations:
Net investment income                                                      0.444       0.450        0.468       0.463        0.466
Net realized and unrealized gain (loss) on investments                    (0.260)     (0.030)       0.490      (0.160)      (0.719)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.184       0.420        0.958       0.303       (0.253)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.444)     (0.450)      (0.468)     (0.463)      (0.467)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.444)     (0.450)      (0.468)     (0.463)      (0.467)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.830     $11.090      $11.120     $10.630      $10.790
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.66%       3.92%        9.24%       3.00%       (2.34%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $13,108     $14,843      $14,330     $13,441      $13,530
Ratio of expenses to average net assets                                    1.74%       1.70%        1.75%       1.75%        1.66%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.74%       1.70%        1.75%       1.79%        1.66%
Ratio of net investment income (loss) to average net assets                4.01%       4.11%        4.34%       4.47%        4.11%
Ratio of net investment income (loss) to average net assets prior to
  expense limitation and expenses paid indirectly                          4.01%       4.11%        4.34%       4.43%        4.11%
Portfolio turnover                                                           30%         36%          64%         53%          55%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             ----------------------------------------------------------
                                                                    Delaware Tax-Free Colorado Fund Class C
                                                             ----------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                          $11.100     $11.130      $10.640     $10.790      $11.520

Income (loss) from investment operations:
Net investment income                                           0.444       0.450        0.468       0.465        0.463
Net realized and unrealized gain (loss) on investments         (0.250)     (0.030)       0.490      (0.150)      (0.726)
                                                               ------      ------        -----      ------       ------
Total from investment operations                                0.194       0.420        0.958       0.315       (0.263)
                                                                =====       =====        =====       =====       ======

Less dividends and distributions from:
Net investment income                                          (0.444)     (0.450)      (0.468)     (0.465)      (0.467)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.444)     (0.450)      (0.468)     (0.465)      (0.467)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                $10.850     $11.100      $11.130     $10.640      $10.790
                                                              =======     =======      =======     =======      =======

Total return1                                                   1.74%       3.91%        9.23%       3.11%       (2.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $8,606      $8,074       $5,617      $4,254       $4,332
Ratio of expenses to average net assets                         1.74%       1.70%        1.75%       1.75%        1.66%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.74%       1.70%        1.75%       1.79%        1.66%
Ratio of net investment income to average net assets            4.01%       4.11%        4.34%       4.47%        4.11%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly               4.01%       4.11%        4.34%       4.43%        4.11%
Portfolio turnover                                                30%         36%          64%         53%          55%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes                                                            August 31, 2003
   TO FINANCIAL STATEMENTS



Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. Voyageur Mutual Funds II (the "Trust") is organized as a Delaware business trust and offers one series: Delaware Tax-Free Colorado Fund. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (each a "Fund" and, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2003 were as follows:

                              Delaware      Delaware      Delaware       Delaware          Delaware
                              Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                              Arizona   Arizona Insured  California  California Insured    Colorado
                               Fund          Fund           Fund           Fund              Fund
                             -----------------------------------------------------------------------
Commission reimbursements      $946         $3,872         $1,147          $977            $8,015
Earnings credits                 61             74             40           238               941

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                              Delaware      Delaware      Delaware       Delaware          Delaware
                              Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                              Arizona   Arizona Insured  California  California Insured    Colorado
                               Fund          Fund           Fund           Fund              Fund
                             -----------------------------------------------------------------------
On the first $500 million      0.550%        0.500%        0.550%        0.500%             0.550%
On the next $500 million       0.500%        0.475%        0.500%        0.475%             0.500%
On the next $1.5 billion       0.450%        0.450%        0.450%        0.450%             0.450%
In excess of $2.5 billion      0.425%        0.425%        0.425%        0.425%             0.425%


Notes
   TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed specified percentages of average daily net assets of the Funds through October 31, 2004 and until revoked for the Delaware Tax-Free California Fund, as shown below:

                                  Delaware      Delaware      Delaware       Delaware          Delaware
                                  Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                                  Arizona   Arizona Insured  California  California Insured    Colorado
                                   Fund          Fund           Fund           Fund              Fund
                                 -----------------------------------------------------------------------
Operating expense limitations
 a percentage of average daily
 net assets (per annum)            0.50%         0.70%          0.25%         0.75%              0.75%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Funds pay DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend and disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and/or trustees are paid no compensation by the Funds.

At August 31, 2003, each Fund had liabilities payable to affiliates as follows:

                                  Delaware      Delaware      Delaware       Delaware          Delaware
                                  Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                                  Arizona   Arizona Insured  California  California Insured    Colorado
                                   Fund          Fund           Fund           Fund              Fund
                                 -----------------------------------------------------------------------
Investment management fee
   payable to DMC                  $9,976       $50,352       $3,975          $7,139           $14,917
Dividend disbursing, transfer
   agent fees, accounting and
   other expenses payable to DSC    2,938        14,489        4,098           3,530            31,326
Other expenses payable to DMC
   and affiliates                   4,880        20,874        6,029           5,606            44,121

For the year ended August 31, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                  Delaware      Delaware      Delaware       Delaware          Delaware
                                  Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                                  Arizona   Arizona Insured  California  California Insured    Colorado
                                   Fund          Fund           Fund           Fund              Fund
                                 -----------------------------------------------------------------------
                                   $7,297       $36,679      $15,919          $7,447           $47,613

3. Investments
For the year ended August 31, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                  Delaware      Delaware      Delaware       Delaware          Delaware
                                  Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                                  Arizona   Arizona Insured  California  California Insured    Colorado
                                   Fund          Fund           Fund           Fund              Fund
                                 -----------------------------------------------------------------------

Purchases                     $27,381,668   $46,430,802  $27,068,223     $19,770,785       $98,578,683
Sales                          30,388,395    53,518,119   26,342,281      17,968,179       105,936,604

At August 31, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                      Delaware      Delaware      Delaware       Delaware          Delaware
                                                      Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                                                      Arizona   Arizona Insured  California  California Insured    Colorado
                                                       Fund          Fund           Fund           Fund              Fund
                                                     -----------------------------------------------------------------------
Cost of investments                               $37,497,256  $147,511,486  $45,217,080     $40,247,192      $313,342,462
                                                  -----------  ------------  -----------     -----------      ------------
Aggregate unrealized appreciation                    $507,357   $ 4,504,235     $716,432        $937,034       $10,283,358
Aggregate unrealized depreciation                  (1,988,385)   (1,005,942)    (555,685)       (225,072)       (7,212,962)
                                                   ----------    ----------     --------        --------        ----------
Net unrealized appreciation (depreciation)        $(1,481,028)   $3,498,293     $160,747        $711,962        $3,070,396
                                                  ===========    ==========     ========        ========        ==========

Notes
   TO FINANCIAL STATEMENTS (CONTINUED)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2003 and 2002 was as follows:


                              Delaware Tax-Free           Delaware Tax-Free
                                Arizona Fund             Arizona Insured Fund
                                2003    2002               2003         2002
                            ----------------------     -------------------------
Tax-exempt income           $1,754,400  $1,783,251   $6,864,597    $6,941,384
Long-term capital gain              --          --    1,631,333       957,250
                            ----------  ----------   ----------    ----------
Total                       $1,754,400  $1,783,251   $8,495,930    $7,898,634
                            ==========  ==========   ==========    ==========

                              Delaware Tax-Free           Delaware Tax-Free           Delaware Tax-Free
                               California Fund        California Insured Fund           Colorado Fund
                                2003    2002             2003          2002            2003       2002
                              -----------------       -----------------------        -------------------
Tax-exempt income           $2,141,192  $2,115,292   $1,632,266    $1,539,100      $15,710,983   $16,137,428
Long-term capital gain              --          --           --       578,886               --            --
                            ----------  ----------   ----------    ----------      -----------   -----------
Total                       $2,141,192  $2,115,292   $1,632,266    $2,117,986      $15,710,983   $16,137,428
                            ==========  ==========   ==========    ==========      ===========   ===========

As of August 31, 2003, the components of net assets on a tax basis were as follows:

                                           Delaware         Delaware      Delaware       Delaware            Delaware
                                           Tax-Free         Tax-Free      Tax-Free       Tax-Free            Tax-Free
                                           Arizona      Arizona Insured  California  California Insured      Colorado
                                            Fund             Fund           Fund           Fund                Fund
                                          ---------    ----------------  ----------  -------------------    ----------
Shares of beneficial interest            $38,557,252     $148,675,771   $46,492,842      $39,698,745       $320,225,904
Undistributed ordinary income                     --          267,384            --               --                 --
Undistributed tax-exempt income               (1,660)           7,314         1,300               --                 --
Undistributed long-term capital gains             --          444,159            --               --                 --
Capital loss carryforwards                (1,293,606)              --    (1,307,816)         (18,151)        (2,054,025)
Unrealized appreciation (depreciation)
    of investments                        (1,481,028)       3,498,293       160,747          711,962          3,070,396
                                         -----------     ------------   -----------      -----------       ------------
Net assets                               $35,780,958     $152,892,921   $45,347,073      $40,392,556       $321,242,275
                                         ===========     ============   ===========      ===========       ============

For federal income tax purposes, certain Funds had accumulated capital carryforwards as of August 31, 2003, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                      Delaware        Delaware     Delaware        Delaware
                      Tax-Free        Tax-Free     Tax-Free        Tax-Free
                      Arizona        California   California       Colorado
                       Fund            Fund      Insured Fund        Fund
--------------------------------------------------------------------------------
2008                 $178,280          $312,850     $   --        $       --
2009                1,115,326           988,927         --         2,054,025
2011                       --             6,039     18,151                --
                   ----------        ----------    -------        ----------
Total              $1,293,606        $1,307,816    $18,151        $2,054,025
                   ==========        ==========    =======        ==========

Notes
  TO FINANCIAL STATMENTS (CONTINUED)

5. Capital Shares
Transactions in capital shares were as follows:

                            Delaware Tax-Free             Delaware Tax-Free
                               Arizona Fund              Arizona Insured Fund
                           -------------------        -------------------------
                               Year Ended                      Year Ended
                           8/31/03    8/31/02            8/31/03      8/31/02
Shares sold:
  Class A                  337,393     998,634         1,161,855     1,188,859
  Class B                   80,252     207,042           289,628       506,895
  Class C                   54,996     188,502           340,061       485,497

Shares issued upon
 reinvestment of
 dividends and
 distributions:
  Class A                   48,516      52,596           321,230       299,499
  Class B                   15,446      14,627            33,321        22,972
  Class C                   12,766      11,787            29,256        16,802
                           -------      ------         ---------    ----------
                           549,369   1,473,188         2,175,351     2,520,524
                           -------   ---------         ---------    ----------
Shares repurchased:
  Class A                 (666,442)   (303,849)       (2,129,562)   (1,508,141)
  Class B                 (204,908)    (35,111)         (195,453)     (114,718)
  Class C                  (56,113)    (18,407)         (307,819)      (80,204)
                          --------   ---------        ----------    ----------
                          (927,463)   (357,367)       (2,632,834)   (1,703,063)
                          --------   ---------        ----------    ----------
Net increase (decrease)   (378,094)  1,115,821          (457,483)      817,461
                          ========   =========        ==========    ==========

                            Delaware Tax-Free        Delaware Tax-Free         Delaware Tax-Free
                             California Fund       California Insured Fund       Colorado Fund
                           -------------------     ------------------------    -----------------
                               Year Ended               Year Ended                Year Ended
                            8/31/03     8/31/02     8/31/03      8/31/02      8/31/03      8/31/02
Shares sold:
  Class A                   621,318     415,654     367,203      280,614    1,626,357    1,686,867
  Class B                   281,164     177,634     150,611      278,036      126,659      212,572
  Class C                   215,978     153,338     180,673      123,676      371,742      315,903

Shares issued upon
 reinvestment of dividends
 and distributions:
  Class A                    38,142      48,533      59,858       78,531      804,609      872,985
  Class B                    20,392      18,345      14,770       22,516       34,219       36,659
  Class C                    17,256      15,747       2,450        1,274       22,801       18,930
                          ---------     -------     -------      -------    ---------    ---------
                          1,194,250     829,251     775,565      784,647    2,986,387    3,143,916
                          =========     =======     =======      =======    =========    =========
Shares repurchased:
  Class A                  (728,137)   (607,868)   (345,875)    (258,049)  (3,170,253)  (2,812,639)
  Class B                  (170,371)   (174,325)   (245,676)     (96,865)    (289,898)    (198,732)
  Class C                  (248,969)    (69,388)    (32,732)     (16,875)    (328,831)    (111,812)
                         ----------    --------    --------     --------   ----------   ----------
                         (1,147,477)   (851,581)   (624,283)    (371,789)  (3,788,982)  (3,123,183)
                         ----------    --------    --------     --------   ----------   ----------
Net increase (decrease)      46,773     (22,330)    151,282      412,858     (802,595)      20,733
                         ==========   =========    ========     ========   ==========   ==========


For the year ended August 31, 2003, the following shares were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and in the Statements of Changes in Net Assets.

                                                                Year Ended                                   Year Ended
                                                                  8/31/03                                      8/31/02
                                              Class B shares    Class A shares    Amount    Class B shares  Class A shares   Amount
                                              --------------    --------------  --------    --------------  --------------   -------
Delaware Tax-Free Arizona Fund                    1,366             1,366       $ 14,383            --               --    $     --
Delaware Tax-Free Arizona Insured Fund           43,904            43,915        512,431            --               --          --
Delaware Tax-Free California Insured Fund        69,884            69,884        782,105        20,221           20,221     215,940
Delaware Tax-Free Colorado Fund                  14,623            14,635        165,677            --               --          --

Notes
   TO FINANCIAL STATEMENTS (CONTINUED)

6. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2003, or at any time during the fiscal year.

7. Credit and Market Risks
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

8. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes is sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2003, each Fund designates distributions paid during the year as follows:

                                                      (A)                 (B)                  (C)
                                                   Long Term            Ordinary               Tax-
                                                  Capital Gains          Income               Exempt               Total
                                                 Distributions        Distributions        Distributions       Distributions
                                                  (Tax Basis)          (Tax Basis)          (Tax Basis)         (Tax Basis)
                                                ----------------      --------------       -------------       -------------
Delaware Tax-Free Arizona Fund                        --                  --                   100%                100%
Delaware Tax-Free Arizona Insured Fund                19%                 --                    81%                100%
Delaware Tax-Free California Fund                     --                  --                   100%                100%
Delaware Tax-Free California Insured Fund             --                  --                   100%                100%
Delaware Tax-Free Colorado Fund                       --                  --                   100%                100%

(A), (B), and (C) are based on a percentage of each Fund's total distributions.

Report
   OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Voyageur Mutual Funds - Delaware Tax-Free Arizona Fund
Voyageur Insured Funds - Delaware Tax-Free Arizona
  Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free California Fund
Voyageur Investment Trust - Delaware Tax-Free California
  Insured Fund
Voyageur Mutual Funds II - Delaware Tax-Free Colorado Fund


We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (the "Funds") as of August 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Ernst + Young LLP

Philadelphia, Pennsylvania
October 3, 2003

Delaware Investments Family of Funds
   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                  Number of             Other
                                                                           Principal         Portfolios in Fund      Directorships
     Name,               Position(s)                                     Occupation(s)       Complex Overseen          Held by
    Address              Held with           Length of Time                  During           by Trustee/Director  Trustee/Director
 and Birthdate            Fund(s)               Served                   Past 5 Years              or Officer          or Officer
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)    Chairman and          3 Years -               Since August 2000,          83                  None
   2005 Market Street      Trustee(4)        Executive Officer       Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
        19103                                  Trustee since           at different times at
                                               May 15, 2003           Delaware Investments(1)
   March 10, 1963

                                                                      Senior Vice President and
                                                                    Director of Fixed-Income Process --
                                                                      Conseco Capital Management
                                                                     (June 1998 -- August 2000)

                                                                        Managing Director --
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 -- June 1998)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

    Walter P. Babich       Trustee            15 Years                   Board Chairman --          101                  None
   2005 Market Street                                           Citadel Construction Corporation
    Philadelphia, PA                                                    (1989 -- Present)
       19103

   October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
   John H. Durham          Trustee            24 Years(3)             Private Investor             101          Trustee -- Abington
 2005 Market Street                                                                                               Memorial Hospital
  Philadelphia, PA
       19103                                                                                                   President/Director --
                                                                                                                  22 WR Corporation

   August 7, 1937
------------------------------------------------------------------------------------------------------------------------------------
   John A. Fry             Trustee(4)          2 Years                  President --                83                  None
 2005 Market Street                                              Franklin & Marshall College
  Philadelphia, PA                                                 (June 2002 - Present)
      19103
                                                                  Executive Vice President --
   May 28, 1960                                                 University of Pennsylvania
                                                                  (April 1995 -- June 2002)
------------------------------------------------------------------------------------------------------------------------------------
   Anthony D. Knerr        Trustee          10 Years              Founder/Managing Director --     101                  None
 2005 Market Street                                               Anthony Knerr & Associates
  Philadelphia, PA                                                  (Strategic Consulting)
       19103                                                           (1990 -- Present)

 December 7, 1938


                                                                                           Number of                  Other
                                                                  Principal             Portfolios in Fund         Directorships
   Name,                 Position(s)                           Occupation(s)            Complex Overseen             Held by
  Address                 Held with       Length of Time           During             by Trustee/Director        Trustee/Director
and Birthdate              Fund(s)           Served            Past 5 Years                or Officer               or Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
   Ann R. Leven            Trustee          14 Years       Treasurer/Chief Fiscal                  101          Director -- Andy
 2005 Market Street                                               Officer --                                   Warhol Foundation
  Philadelphia, PA                                         National Gallery of Art                         Director -- Systemax Inc.
      19103                                                     (1994 -- 1999)


   November 1, 1940
------------------------------------------------------------------------------------------------------------------------------------
 Thomas F. Madison         Trustee           9 Years           President/Chief                     101               Director --
 2005 Market Street                                          Executive Officer --                                 CenterPoint Energy
  Philadelphia, PA                                           MLM Partners, Inc.
      19103                                               (Small Business Investing                             Director -- Digital
                                                               and Consulting)                                        River Inc.

  February 25, 1936                                        (January 1993 -- Present)                             Director -- Rimage
                                                                                                                    Corporation

                                                                                                                Director -- Valmont
                                                                                                                  Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans           Trustee           4 Years        Vice President/Mergers &               101                  None
 2005 Market Street                                     Acquisitions -- 3M Corporation
  Philadelphia, PA                                         (January 2003 -- Present)
     19103
                                                             Ms. Yeomans has held
  July 31,1948                                           various management positions
                                                        at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
  Joseph H. Hastings      Executive         Executive        Mr. Hastings has served in            101                  None
  2005 Market Street    Vice President   Vice President   various executive capacities
   Philadelphia, PA          and              and              at different times at
       19103            Chief Financial  Chief Financial       Delaware Investments.
                            Officer       Officer since
   December 19, 1949                     August 21, 2003
------------------------------------------------------------------------------------------------------------------------------------
 Richelle S. Maestro     Senior Vice      Chief Legal      Ms. Maestro has served in              101                  None
  2005 Market Street      President,         Officer      various executive capacities
  Philadelphia, PA    Chief Legal Officer    since           at different times at
      19103             and Secretary    March 17, 2003     Delaware Investments.


  November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
  Michael P. Bishof    Senior Vice President  7 Years       Mr. Bishof has served in               101                  None
  2005 Market Street       and Treasurer                  various executive capacities
   Philadelphia, PA                                         at different times at
      19103                                                  Delaware Investments.

   August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, and Delaware Tax-Free Colorado Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, and Delaware Tax-Free Colorado Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                            AFFILIATED OFFICERS                       CONTACT INFORMATION

Walter P. Babich                             Jude T. Driscoll                          Investment Manager
Board Chairman                               Chairman                                  Delaware Management Company
Citadel Construction Corporation             Delaware Investments Family of Funds      Philadelphia, PA
King of Prussia, PA                          Philadelphia, PA
                                                                                       International Affiliate
John H. Durham                               Joseph H. Hastings                        Delaware International Advisers Ltd.
Private Investor                             Executive Vice President and              London, England
Gwynedd Valley, PA                           Chief Financial Officer
                                             Delaware Investments Family of Funds      National Distributor
Anthony D. Knerr                             Philadelphia, PA                          Delaware Distributors, L.P.
Managing Director                                                                      Philadelphia, PA
Anthony Knerr & Associates                   Richelle S. Maestro
New York, NY                                 Senior Vice President,                    Shareholder Servicing, Dividend
                                             Chief Legal Officer and Secretary         Disbursing and Transfer Agent
Ann R. Leven                                 Delaware Investments Family of Funds      Delaware Service Company, Inc.
Former Treasurer/Chief Fiscal Officer        Philadelphia, PA                          2005 Market Street
National Gallery of Art                                                                Philadelphia, PA 19103-7094
Washington, DC                               Michael P. Bishof
                                             Senior Vice President and Treasurer       For Shareholders
Thomas F. Madison                            Delaware Investments Family of Funds      800 523-1918
President and Chief Executive Officer        Philadelphia, PA
MLM Partners, Inc.                                                                     For Securities Dealers and Financial
Minneapolis, MN                                                                        Institutions Representatives Only
                                                                                       800 362-7500
Janet L. Yeomans
Vice President/Mergers & Acquisitions                                                  Web site
3M Corporation                                                                         www.delawareinvestments.com
St. Paul, MN

-------------------------------------------------------------------------------
A description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Funds' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Funds' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
-------------------------------------------------------------------------------

(8249)                                                       Printed in the USA
AR-WEST [8/03] IVES 10/03                                                 J9414

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)
FIXED INCOME








Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE TAX-FREE IDAHO FUND

              DELAWARE TAX-FREE MISSOURI INSURED FUND

              DELAWARE TAX-FREE OREGON INSURED FUND









[Graphic Omitted:Logo] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARIES:

  Delaware Tax-Free Idaho Fund                                  4

  Delaware Tax-Free Missouri Insured Fund                       5

  Delaware Tax-Free Oregon Insured Fund                         6
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statements of Net Assets                                      7

  Statements of Operations                                     15

  Statements of Changes in Net Assets                          16

  Financial Highlights                                         17

  Notes to Financial Statements                                26
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 30
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     31
-----------------------------------------------------------------









    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio
  MANAGEMENT REVIEW                                           September 10, 2003


Fund Managers

Patrick P. Coyne
Chief Investment Officer - Fixed Income

M. L. Conery
Senior Portfolio Manager

Q: How did the fixed-income markets fare during the 12-month period?
A: During the past 12 months, investors became increasingly confident about the U.S. economy's growth potential. Although we are far from out of the woods, favorable data surrounding corporate earnings, consumer spending, and business investment support an optimistic view.

During the year, the stock market was the primary beneficiary of improved sentiment. Once depressed by concerns about corporate accounting scandals, war in Iraq, and the spread of SARS, stocks suddenly recorded their sharpest gains in years --especially during the Spring of 2003. Between March 11, 2003, when the stock market reached a low, and August 31, the Standard & Poor's 500 Index gained a surprising +26% (Source: Lipper Inc.).

As investors gravitated to stocks, an increasing number became reluctant to invest in fixed income. Bonds have been very strong performers in recent years and remained so early in our fiscal year. During the fiscal first half, bonds, and especially U.S. Treasuries and high-quality municipal securities, benefited from the preference for stable investments during an uncertain economic climate. As interest rates gradually declined, so did bond yields, while prices rose accordingly (bond prices and yields move in opposite directions).

Over time, however, conditions became less favorable in the fixed-income markets. Seeking to spur growth, the Federal Reserve this summer revealed its intention to keep interest rates low for the foreseeable future. This caused bond investors to worry about the future potential for inflation, which often occurs when the economy is expanding. Inflation is troublesome because it causes interest payments to be worth less over time and, thus, depresses bond values. In this environment, municipal bond yields with relatively short maturities fell in line with interest rates during the period, while 10-year municipal bond yields rose on inflation fears.

Q: What factors affected the municipal bond markets in particular?
A: States and municipalities continued to struggle with their budgets due to the increased demand for services. Finding it politically difficult to raise taxes or cut spending, many governments experienced substantial budget shortfalls and issued municipal debt to raise needed funds. This higher rate of issuance, along with historically low interest rates, led to an extremely large supply of new bonds.

During the first eight months of 2003, $254 million in new bonds were issued nationwide, a 13 percent increase over the prior year's record (Source: Thomson Financial). The rise in supply was evident in Oregon, for example, a state that experienced a 51 percent jump in issuance during those eight months. However, Idaho and Missouri did not follow this national trend. Missouri saw its supply increase by a more modest one percent, while Idaho saw new supply decline three percent and was ranked third-to-last nationwide in issuance of municipal bonds between January and August 2003.

Also of note, municipal new issuance in August 2003 was 31 percent below the amount issued in August 2002 despite the large national supply overall (Source: Thomson Financial). The sharp decline resulted from an increase in interest rates, which made debt issuance a less-attractive proposition for states and municipalities.

Q: How did the three funds perform during the year, and what were your strategies in each?
Delaware Tax-Free Idaho Fund returned +2.81% (Class A shares at net asset value with distributions reinvested) for the 12 months ended August 31, 2003, beating the performance of the Lipper Other States Municipal Debt Funds Average, which returned +1.75% during the same time frame. As an additional point of comparison, the Lehman Brothers Municipal Bond Index gained +3.14%. The Fund's outperformance relative to its peers can be attributed, in part, to a higher-than-average yield, which provided a steady stream of income payments as well as a regular boost to total return. The Fund's dividend payments during the last 12 months were exempt from federal and Idaho state taxes.*



*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Idaho's state government endured a very challenging financial environment during the period. The state depleted its budget reserves while also temporarily raising sales taxes to address its fiscal problems. As of period end, the state's credit rating was AA, as issued by Standard & Poor's (S&P).

Throughout the year, the Fund received a significant amount of new investment. This situation posed a management challenge due to the limited supply of new Idaho bonds from which to choose. We kept a close eye on the state's municipal market and looked to invest in suitable opportunities as they became available. As a result, we purchased new revenue bonds issued by Boise State University during the past year.

When we were unable to find suitable Idaho opportunities, we continued to look to Puerto Rico, which we believe has served the Fund well as an alternative municipal market in the past. Bonds issued by Puerto Rico and other U.S. territories are generally exempt from federal, state, and local taxes. During the period, however, the percentage of Idaho bonds in the portfolio increased from 72 percent of total net assets on August 31, 2002, to 75 percent on August 31, 2003. The portfolio's Puerto Rican holdings declined from 24 percent to 22 percent.
--------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund returned +2.75% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2003. This performance surpassed that of the Fund's peer group, the Lipper Missouri Municipal Debt Funds Average, which returned +2.48% during the same period. As an additional point of comparison, the Lehman Brothers Municipal Bond Index returned +3.14%. The Fund's dividend payments during the last 12 months were exempt from federal and Missouri state taxes.*

The State of Missouri faced substantial financial challenges during the period and expects a $1 billion budget gap in 2004. To address that shortfall, state government looked to a combination of increased taxes and spending cuts, including cuts in Medicaid spending. Despite those budget problems, Missouri was in generally solid financial shape, and the state earned the highest credit rating from S&P (AAA).

With interest rates remaining low, we generally looked to avoid making excessive trades. We believe it is not a good idea to sell older bonds offering higher coupon payments and reinvest the proceeds in new bonds offering lower prevailing yields. Toward the end of the period, however, as interest rates inched upward, we increasingly sought opportunities to remove lower-yielding securities from the portfolio and replace them with higher-coupon, longer-term bonds.

Most of the Fund's assets were invested in insured municipal securities issued in Missouri. We did, however, pursue select non-insured, investment-grade opportunities when we believed those offerings provided additional yield potential without adding excessive risk.

On August 31, 2003, nearly 22 percent of the Fund's total net assets were held in pre-refunded securities, up from nearly 19 percent the previous year. Pre-refunded securities are longer-maturity bonds issued at low interest rates and are used to redeem older bonds paying higher rates. Until the older bonds leave the portfolio, their income payments are backed by high-quality securities such as U.S. Treasuries. We managed the Fund's exposure to pre-refunded bonds by holding on to them as long as possible when interest rates were low and reinvestment options were therefore limited. We believe that it made sense to continue receiving the high-quality income stream provided by these bonds. If rates continue to rise as we anticipate, we would look to reinvest the proceeds at higher future yields.
--------------------------------------------------------------------------------
Delaware Tax-Free Oregon Insured Fund returned +2.97% (Class A shares at net asset value with distributions reinvested) for the 12 months ended August 31, 2003. This result surpassed that of its peer group, the Lipper Oregon Municipal Debt Funds Average, which returned +2.44% during the same time frame. As an additional point of comparison, the Lehman Brothers Municipal Bond Index returned +3.14%. Relative to its peer group, the Fund benefited from having a shorter-than-average duration, which made it somewhat less vulnerable when interest rates rose late in the period. The Fund's dividend payments during the last 12 months were exempt from federal and Oregon state taxes.*



*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

The State of Oregon encountered financial problems of its own during the period. To balance its $1.1 billion budget gap, the government depended on funds gained from a legal settlement with the tobacco industry, and also looked to a combination of tax increases and debt issuance. As of August 2003, Oregon earned a credit rating of AA from S&P, which noted a negative bias to its outlook.

We focused on managing the Fund's duration, seeking to keep it relatively short. Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates. Given that the Fund is composed predominantly of insured bonds, we thought it made equal sense to minimize interest-rate risk for our shareholders.

Although the supply of new Oregon bonds rose sharply during the period, much of that issuance came to market without insurance, and thus was not a primary focus for us. When we did have new cash to invest -- either because of new investments into the Fund or because of pre-refunded securities leaving the portfolio -- we looked to invest the proceeds in a handful of opportunities that we believed were attractive. The vast majority of the Fund's assets was invested in insured municipal securities, though we did look to take advantage of select non-insured, investment-grade opportunities when we believed that we could obtain added yield while assuming only modest additional risk. For example, we bought a series of Catholic Health Initiative hospital bonds, issued by Umatilla County. These bonds were rated AA (S&P) and offered attractive income potential, in our opinion.

Delaware
  TAX-FREE IDAHO FUND

Fund Basics
As of August 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and Idaho state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$84.78 million
--------------------------------------------------------------------------------
Number of Holdings:
78
--------------------------------------------------------------------------------
Fund Start Date:
January 4, 1995
--------------------------------------------------------------------------------
Your Fund Managers:
Patrick P. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Patrick Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts.

M. L. Conery joined Delaware Investments in January 1997 and holds a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. Prior to joining Delaware, M. L. Conery has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  VIDAX
Class B  DVTIX
Class C  DVICX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                       Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
Excluding Sales Charge                         +6.48%      +4.07%       +2.81%
Including Sales Charge                         +5.91%      +3.12%       -1.79%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
Excluding Sales Charge                         +5.13%      +3.30%       +2.05%
Including Sales Charge                         +5.13%      +3.04%       -1.89%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
Excluding Sales Charge                         +5.60%      +3.30%       +2.05%
Including Sales Charge                         +5.60%      +3.30%       +1.07%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
January 4, 1995 (Fund's inception) through August 31, 2003

                     Delaware Tax-Free
                    Idaho Fund -- Class          Lehman Brothers
                         A Shares              Municipal Bond Index
                    -------------------        --------------------
     Jan-95                $9,810                    $10,000
     Aug-95               $10,594                    $10,897
     Aug-96               $11,227                    $11,468
     Aug-97               $12,341                    $12,528
     Aug-98               $13,456                    $13,612
     Aug-99               $13,322                    $13,686
     Aug-00               $13,754                    $14,607
     Aug-01               $15,164                    $16,099
     Aug-02               $15,978                    $17,104
     Aug-03               $16,426                    $17,641

Chart assumes $10,000 invested on January 4, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, January 31, 1995. After January 31, 1995, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  TAX-FREE MISSOURI INSURED FUND

Fund Basics
As of August 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and Missouri state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$52.69 million
--------------------------------------------------------------------------------
Number of Holdings:
50
--------------------------------------------------------------------------------
Fund Start Date:
November 2, 1992
--------------------------------------------------------------------------------
Your Fund Managers:
Patrick P. Coyne
M. L. Conery
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  VMOIX
Class B  DVTBX
Class C  DVTCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003            Lifetime    10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
Excluding Sales Charge               +5.71%      +5.04%       +4.28%      +2.75%
Including Sales Charge               +5.27%      +4.55%       +3.33%      -1.87%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
Excluding Sales Charge               +4.60%      +3.50%       +1.99%
Including Sales Charge               +4.60%      +3.25%       -1.95%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
Excluding Sales Charge               +4.36%      +3.52%       +2.08%
Including Sales Charge               +4.36%      +3.52%       +1.09%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Missouri Insured Fund during the periods included in the lifetime and five-year total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003

                    Delaware Tax-Free
                  Missouri Insured Fund        Lehman Brothers
                    - Class A Shares         Municipal Bond Index
                  ---------------------      --------------------
   Aug-93               $9,550                      $10,000
   Aug-94               $9,394                      $10,014
   Aug-95               $10,157                     $10,902
   Aug-96               $10,729                     $11,474
   Aug-97               $11,703                     $12,534
   Aug-98               $12,653                     $13,618
   Aug-99               $12,605                     $13,692
   Aug-00               $13,233                     $14,614
   Aug-01               $14,410                     $16,106
   Aug-02               $15,187                     $17,102
   Aug-03               $15,602                     $17,639

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  TAX-FREE OREGON INSURED FUND

Fund Basics
As of August 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and Oregon state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$43.56 million
--------------------------------------------------------------------------------
Number of Holdings:
48
--------------------------------------------------------------------------------
Fund Start Date:
August 1, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Patrick P. Coyne
M. L. Conery
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  VORIX
Class B  DVYBX
Class C  DVYCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003            Lifetime    10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
Excluding Sales Charge               +5.29%      +5.14%       +4.55%      +2.97%
Including Sales Charge               +4.81%      +4.65%       +3.60%      -1.70%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
Excluding Sales Charge               +4.75%      +3.79%       +2.20%
Including Sales Charge               +4.75%      +3.53%       -1.74%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
Excluding Sales Charge               +4.92%      +3.78%       +2.19%
Including Sales Charge               +4.92%      +3.78%       +1.20%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Oregon Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003

                  Delaware Tax-Free
                 Oregon Insured Fund           Lehman Brothers
                   - Class A Shares          Municipal Bond Index
                 -------------------         --------------------
   Aug-93               $9,550                     $10,000
   Aug-94               $9,348                     $10,014
   Aug-95              $10,085                     $10,902
   Aug-96              $10,611                     $11,474
   Aug-97              $11,589                     $12,534
   Aug-98              $12,606                     $13,618
   Aug-99              $12,395                     $13,692
   Aug-00              $13,144                     $14,614
   Aug-01              $14,511                     $16,106
   Aug-02              $15,297                     $17,102
   Aug-03              $15,758                     $17,639

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                                          Delaware Tax-Free Idaho Fund
  OF NET ASSETS                                     August 31, 2003


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 96.72%
--------------------------------------------------------------------------------
Continuing Care/Retirement Revenue Bonds - 3.47%
  Idaho Health Facilities Authority Revenue
    Refunding (Valley Vista Care) Series A
    7.875% 11/15/22                                    $3,000,000   $ 2,938,500
                                                                    -----------
                                                                      2,938,500
                                                                    -----------
Corporate-Backed Revenue Bonds - 6.71%
  Meridan Economic Development Corporation
    Revenue Refunding Industrial
    Development (Hi-Micro Project)
    5.85% 8/15/11 (AMT)                                 1,250,000     1,292,238
  Nez Perce County Pollution Control Revenue
    Refunding (Potlatch Corporation Project)
    6.00% 10/1/24                                       2,535,000     2,239,774
  Power County Pollution Control Revenue
    Refunding (FMC Corporation Project)
    5.625% 10/1/14                                      2,475,000     2,157,383
                                                                    -----------
                                                                      5,689,395
                                                                    -----------
Escrowed to Maturity Bonds - 2.15%
  Puerto Rico Commonwealth Infrastructure
    Financing Authority Special Series A
    5.375% 10/1/24                                      1,750,000     1,823,273
                                                                    -----------
                                                                      1,823,273
                                                                    -----------
Higher Education Revenue Bonds - 12.38%
  Boise State University Revenue
    5.00% 4/1/17 (AMBAC)                                  500,000       524,240
    5.125% 4/1/31 (FGIC)                                1,000,000     1,006,310
  Idaho State University Revenue
    Improvement Refunding
    5.00% 4/1/20 (FSA)                                  1,130,000     1,151,945
    5.00% 4/1/23 (FSA)                                  3,115,000     3,125,465
  North Idaho College Dormitory Housing
    Certificate of Participation
    6.45% 10/1/16                                       1,000,000     1,031,910
  University of Idaho University Revenue
    Student Fee (Housing Improvements
    Project) 5.25% 4/1/31 (FGIC)                        2,195,000     2,228,496
  University of Idaho University Revenue
    Student Fee Telecommunications
    5.85% 4/1/11 (FSA)                                  1,300,000     1,429,987
                                                                    -----------
                                                                     10,498,353
                                                                    -----------
Hospital Revenue Bonds - 5.83%
  Idaho Health Facilities Authority Hospital Revenue
    (Bannock Regional Medical Center Project)
     6.375% 5/1/17                                      1,445,000     1,516,282
    (Bingham Memorial Hospital Project)
     6.00% 3/1/29                                       1,000,000       955,700
    (Idaho Elks Rehabilitation Hospital Project)
     5.30% 7/15/18                                        625,000       593,138
     5.45% 7/15/23                                      2,000,000     1,873,119
                                                                    -----------
                                                                      4,938,239
                                                                    -----------
Miscellaneous Revenue Bonds - 0.60%
  Boise City Revenue Refunding Series A
    5.375% 12/1/31 (MBIA)                                 500,000       512,005
                                                                    -----------
                                                                        512,005
                                                                    -----------

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds - 1.18%
  Idaho State Housing Agency Housing Revenue
    (Park Place Project) Series A
    6.50% 12/1/36 (AMT)                                $  975,000   $   996,041
                                                                    -----------
                                                                        996,041
                                                                    -----------
Municipal Lease Revenue Bonds - 9.70%
  Blaine Idaho School District #61
    Certificate of Participation
    5.00% 7/30/10 (AMBAC)                               1,000,000     1,092,220
  Boise City Certificate of Participation
    5.375% 9/1/20 (FGIC) (AMT)                          2,100,000     2,136,497
  Idaho State Building Authority Revenue
    Series A 5.00% 9/1/21 (MBIA)                        1,150,000     1,158,085
    Series A 5.00% 9/1/33 (XLCA)                        1,500,000     1,473,675
    Series A 5.00% 9/1/43 (XLCA)                        1,630,000     1,608,321
    Series B 5.00% 9/1/21 (MBIA)                          750,000       758,625
                                                                    -----------
                                                                      8,227,423
                                                                    -----------
Political Subdivision General Obligation Bonds - 2.57%
  Lemhi County 5.20% 8/1/27 (FSA)                       2,145,000     2,176,682
                                                                    -----------
                                                                      2,176,682
                                                                    -----------
 *Pre-Refunded Bonds - 6.15%
  Ada & Canyon Counties Joint
    School District #2 Meridian
    5.60% 7/30/12-05                                    1,125,000     1,226,509
  Ammon Urban Renewal Agency Revenue
    Sub Lien Tax Increment Series B
    6.25% 8/1/18-06                                       445,000       500,060
  Ammon Urban Renewal Agency Revenue
    Tax Increment 5.875% 8/1/17-04                        350,000       372,460
  Boise City Independent School District
    5.50% 7/30/16-05                                      400,000       439,236
  Gooding & Lincoln Counties Joint
    School District #231 Gooding
    6.30% 2/1/14-04 (FSA)                                 100,000       102,249
  Idaho Health Facilities Authority Revenue
    (Bonner General Hospital Project)
    6.50% 10/1/28-07                                    1,500,000     1,761,149
  Pocatello Development Authority Revenue
    Allocation Tax Increment Series B
    7.25% 12/1/08-04                                      280,000       294,935
  Puerto Rico Public Buildings Authority
    Guaranteed Public Education & Health
    Facilities Series M 5.50% 7/1/21-05                   485,000       521,288
                                                                    -----------
                                                                      5,217,886
                                                                    -----------
School District General Obligation Bonds - 9.17%
  Ada & Canyon Counties Joint
    School District #2 Meridan
    5.00% 7/30/20                                       2,155,000     2,197,647
    5.125% 7/30/19                                      1,005,000     1,042,909
    5.50% 7/30/16                                       1,055,000     1,186,706
  Canyon County School District #132
    5.00% 7/30/15 (FGIC)                                2,000,000     2,145,860
  Power & Cassia Counties Joint
    School District #381
    (American Falls Project) 5.00% 8/1/17               1,155,000     1,204,342
                                                                    -----------
                                                                      7,777,464
                                                                    -----------

Statements                                          Delaware Tax-Free Idaho Fund
  OF NET ASSETS (CONTINUED)


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Single Family Housing Revenue Bonds - 7.89%
  Idaho Housing & Finance Association
    Single Family Mortgage
    Series A Class I 5.55% 1/1/33 (AMT)                 $ 750,000    $  758,715
    Series A-2 Class I 5.20% 1/1/34 (AMT)                 500,000       490,830
    Series B Class I 5.00% 7/1/34 (AMT)                 1,000,000       950,239
    Series C Class I
    4.55% 7/1/34 (AMT)                                  1,000,000       877,030
    5.55% 1/1/33 (AMT)                                    750,000       758,715
    Series D Class III 5.45% 7/1/23 (AMT)                 500,000       509,265
    Series E Class I
    5.35% 1/1/33 (AMT)                                    250,000       249,688
    5.45% 1/1/31 (AMT)                                    290,000       292,627
  Idaho State Housing Agency
    Single Family Mortgage
    Series A 6.05% 7/1/13 (AMBAC) (AMT)                   165,000       169,991
    Series A 6.10% 7/1/16 (AMT)                           215,000       221,538
    Series A-1 6.85% 7/1/12 (AMT)                          40,000        40,438
    Series B 6.45% 7/1/15 (AMT)                            90,000        92,678
    Series C-2 6.35% 7/1/15 (AMT)                         110,000       113,144
    Series E 6.35% 7/1/15 (AMT)                           210,000       217,256
    Series E-1 6.60% 7/1/11                                45,000        45,651
    Series G-2 6.15% 7/1/15 (AMT)                         880,000       902,194
                                                                    -----------
                                                                      6,689,999
                                                                    -----------
Tax Increment/Special Assessment Bonds - 6.48%
  Boise Urban Renewal Agency Parking
    Revenue Refunding Tax Increment
    Series A 6.125% 9/1/15                              2,370,000     2,468,686
    Series B 6.125% 9/1/15                              1,930,000     2,010,365
  Bonner County Local Improvement
    District #93-1
    6.20% 4/30/05                                         150,000       152,454
    6.35% 4/30/06                                         185,000       187,892
    6.40% 4/30/07                                         195,000       197,900
    6.50% 4/30/08                                         110,000       111,577
    6.50% 4/30/10                                         100,000       101,303
  Coeur D'Alene Local Improvement District #6
    Series 1995 6.00% 7/1/09                               85,000        86,491
    Series 1996 6.05% 7/1/10                               90,000        91,478
    Series 1997 6.10% 7/1/12                               40,000        40,563
    Series 1998 6.10% 7/1/14                               45,000        45,568
                                                                    -----------
                                                                      5,494,277
                                                                    -----------
Territorial General Obligation Bonds - 3.50%
  Puerto Rico Commonwealth Refunding
    Public Improvement
    Series A 5.125% 7/1/31                              3,000,000     2,969,070
                                                                    -----------
                                                                      2,969,070
                                                                    -----------
Territorial Revenue Bonds - 16.03%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Highway Revenue
    Series D 5.25% 7/1/38                               1,000,000       991,230
    Series G 5.00% 7/1/33                               4,000,000     3,876,198
    Series W 5.50% 7/1/15                                 175,000       190,495
    Series Y 5.00% 7/1/36                               2,000,000     1,926,220
  Puerto Rico Electric Power Authority
    Power Revenue
    5.00% 7/1/20 (MBIA)                                 1,000,000     1,049,460
    Series N 5.125% 7/1/29                                500,000       495,720

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Territorial Revenue Bonds (continued)
 +Puerto Rico Electric Power Authority
    Revenue Inverse Floater ROLs
    5.93% 7/1/19 (FSA)                                 $3,100,000   $ 3,054,554
  Puerto Rico Electric Power Authority
    Revenue Series II 5.25% 7/1/31                      1,000,000     1,000,310
  Puerto Rico Public Finance Corporation
    Commonwealth Appropriated
    Series A 5.00% 8/1/31 (MBIA)                        1,000,000     1,002,880
                                                                    -----------
                                                                     13,587,067
                                                                    -----------
Water & Sewer Revenue Bonds - 2.91%
  Chubbuck Water Revenue Certificate
    of Participation
    6.35% 4/1/08                                          125,000       130,079
    6.40% 4/1/10                                          135,000       139,054
  Moscow Sewer Revenue
    5.00% 11/1/22 (FSA)                                 2,175,000     2,194,771
                                                                    -----------
                                                                      2,463,904
                                                                    -----------
Total Municipal Bonds (cost $81,327,540)                             81,999,578
                                                                    -----------
                                                        Number of
                                                         Shares
--------------------------------------------------------------------------------
Short-Term Investments - 2.20%
--------------------------------------------------------------------------------
Dreyfus Tax-Exempt Cash
  Management Fund                                       1,860,821     1,860,821
                                                                    -----------
Total Short-Term Investments (cost $1,860,821)                        1,860,821
                                                                    -----------

Total Market Value of Securities - 98.92%
  (cost $83,188,361)                                                 83,860,399
Receivables and Other Assets
  Net of Liabilities - 1.08%                                            917,950
                                                                    -----------
Net Assets Applicable to 7,613,435 Shares
  Outstanding - 100.00%                                             $84,778,349
                                                                    ===========

Net Asset Value - Delaware Tax-Free Idaho Fund
  Class A ($51,681,689 / 4,639,846 Shares)                               $11.14
                                                                         ------
Net Asset Value - Delaware Tax-Free Idaho Fund
  Class B ($16,800,537 / 1,509,985 Shares)                               $11.13
                                                                         ------
Net Asset Value - Delaware Tax-Free Idaho Fund
  Class C ($16,296,123 / 1,463,604 Shares)                               $11.13
                                                                         ------

Statements                                          Delaware Tax-Free Idaho Fund
  OF NET ASSETS (CONTINUED)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $84,919,111
Distributions in excess of net investment income                        (11,301)
Accumulated net realized loss on investments                           (801,499)
Net unrealized appreciation of investments                              672,038
                                                                    -----------
Total net assets                                                    $84,778,349
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2003.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
ROLs -- Residual Options Long
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Idaho Fund
Net asset value Class A (A)                                              $11.14
Sales charge (4.50% of offering price, or 4.67% of
  amount invested per share) (B)                                           0.52
                                                                         ------
Offering price                                                           $11.66
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                               Delaware Tax-Free Missouri Insured Fund
  OF NET ASSETS (CONTINUED)              August 31, 2003


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.15%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 3.24%
  St. Louis Airport
    (Capital Improvement Project)
    Series A 5.375% 7/1/21 (MBIA)                      $1,635,000   $ 1,706,155
                                                                    -----------
                                                                      1,706,155
                                                                    -----------
Corporate-Backed Revenue Bonds - 2.77%
  Missouri State Development Finance Board
    Solid Waste Disposal
    (Procter & Gamble Paper Products)
    5.20% 3/15/29                                         500,000       500,340
  Sugar Creek, Missouri Industrial
    Development Revenue
    (Lafarge North America) Series A
    5.65% 6/1/37                                        1,000,000       956,860
                                                                    -----------
                                                                      1,457,200
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 5.21%
  Bi-State Development Agency Missouri
    Illinois Metropolitan District
    (Metrolink Cross County Project)
    Series B 5.00% 10/1/32 (FSA)                        1,500,000     1,494,915
  Jackson County Special Obligation
    5.00% 12/1/27 (MBIA)                                1,250,000     1,249,375
                                                                    -----------
                                                                      2,744,290
                                                                    -----------
Escrowed to Maturity Bonds - 2.17%
  Cape Girardeau County Industrial
    Development Authority Health Care
    Facilities Revenue
    (Southeast Missouri Hospital)
    5.25% 6/1/16 (MBIA)                                   440,000       478,108
**Greene County Single Family Mortgage
    Revenue Municipal Multiplier
    (Private Mortgage Insurance)
    6.10% 3/1/16                                        1,225,000       664,612
                                                                    -----------
                                                                      1,142,720
                                                                    -----------
Higher Education Revenue Bonds - 3.94%
  Missouri State Health & Educational
    Facilities Authority Educational
    Facilities Revenue
    (Central Missouri State University Project)
    5.75% 10/1/25 (AMBAC)                               1,000,000     1,089,990
    (University of Health Sciences)
    5.00% 6/1/31 (MBIA)                                 1,000,000       982,970
                                                                    -----------
                                                                      2,072,960
                                                                    -----------
Hospital Revenue Bonds - 11.98%
  Cape Girardeau County Industrial
    Development Authority Health Care
    Facilities Revenue
    (Southeast Missouri Hospital)
    5.25% 6/1/16 (MBIA)                                   560,000       598,422
    (St. Francis Medical Center)
    Series A 5.50% 6/1/32 (MBIA)                        2,000,000     2,005,060
  Hannibal Industrial Development Authority
    Health Facilities Revenue Refunding
    (Hannibal Regional Hospital) Series A
    5.625% 3/1/12 (FSA)                                 1,000,000     1,077,820
    5.75% 3/1/22 (FSA)                                  1,000,000     1,044,690

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  Missouri State Health & Educational
    Facilities Authority Health Facilities
    Revenue Refunding
    (SSM Health Care) Series AA
    6.40% 6/1/10 (MBIA)                                   500,000    $  585,155
    (St. Luke's Health System)
    5.125% 11/15/19 (MBIA)                              1,000,000     1,001,890
                                                                    -----------
                                                                      6,313,037
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 4.53%
  Missouri State Environmental
    Improvement & Energy Resource Authority
    Pollution Control Revenue Refunding
    (St. Joseph Light & Power Company Project)
    5.85% 2/1/13 (AMBAC)                                2,200,000     2,388,826
                                                                    -----------
                                                                      2,388,826
                                                                    -----------
Miscellaneous Revenue Bonds - 2.12%
  Missouri State Environmental Improvement
    & Energy Resource Authority Water
    Pollution Control  Revenue Unrefunded
    Balance (State Revolving Fund Project)
    Series A 6.05% 7/1/16 (FSA)                         1,060,000     1,118,565
                                                                    -----------
                                                                      1,118,565
                                                                    -----------
Multi Family Housing Revenue Bonds - 4.58%
  Missouri State Housing Development
    Commission Multifamily Housing-Hyder
    Series 3 5.60% 7/1/34                               1,435,000     1,439,405
  St. Louis County Industrial Development
    Authority Housing Development Revenue
    Refunding Sub (Southfield & Oak
    Forest Apartment-A) 5.20% 1/20/36                   1,000,000       975,170
                                                                    -----------
                                                                      2,414,575
                                                                    -----------
Municipal Lease Revenue Bonds - 9.29%
  Kansas City Land Clearance Redevelopment
    Authority Lease Revenue
    (Muehlebach Hotel) Series A
    5.90% 12/1/18 (FSA)                                 1,000,000     1,104,440
  Kansas City Municipal Assistance
    Corporation Revenue Refunding
    Leasehold (Bartle Convention Center)
    Series A 5.60% 4/15/16 (MBIA)                         940,000     1,001,279
  St. Charles County Public Water Supply
    District #2 Certificate of Participation
    (Missouri Project) Series A
    5.25% 12/1/28 (MBIA)                                1,000,000     1,018,420
  St. Charles County Public Water Supply
    District #2 Certificates of Participation
    Series B 5.10% 12/1/25 (MBIA)                         500,000       502,540
**St. Louis Missouri Industrial Development
    Authority Leasehold Revenue
    (Convention Center Hotel)
    5.80% 7/15/20 (AMBAC)                               3,035,000     1,265,625
                                                                    -----------
                                                                      4,892,304
                                                                    -----------

Statements                               Delaware Tax-Free Missouri Insured Fund
  OF NET ASSETS (CONTINUED)


                                                        Principal     Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Political Subdivision General Obligation Bonds - 5.10%
  Kearney 5.00% 3/1/21 (AMBAC)                          $ 625,000   $   632,600
  St. Charles 5.75% 3/1/15 (FSA)                        1,000,000     1,043,990
  Taney County Reorganization School District
    R-V Hollister School District
    5.00% 3/1/22 (FSA)                                  1,000,000     1,010,930
                                                                    -----------
                                                                      2,687,520
                                                                    -----------
*Pre-Refunded Bonds - 21.90%
  Jackson County Industrial Development
    Authority Health Care Corporation
    Revenue (Carondelet Health
    St. Mary's Hospital) 5.75% 7/1/24-04                1,750,000     1,853,880
  Kansas City Airport Revenue General
    Improvement Series B
    6.875% 9/1/14-04 (FSA)                              1,675,000     1,789,403
  Missouri State Environmental
    Improvement & Energy Resource
    Authority Water Pollution Control Revenue
    (State Revolving Fund) Series A
    6.05% 7/1/16-04 (FSA)                               1,205,000     1,279,855
  St. Charles School District
    6.50% 2/1/14-06 (FGIC)                              1,250,000     1,391,800
  St. Louis Municipal Finance Corporation
    Leasehold Revenue Improvement
    (City Justice Center) Series A
    5.95% 2/15/16-06 (AMBAC)                            1,000,000     1,118,860
  St. Louis Municipal Finance Corporation
    Leasehold Revenue Refunding &
    Improvement 6.25% 2/15/12-05 (FGIC)                 1,850,000     1,983,495
  Troy Reorganization School District #3
    Lincoln County 6.10% 3/1/14-05 (MBIA)               1,235,000     1,320,116
  West Platte School District R-11
    5.85% 3/1/15-05 (MBIA)                                750,000       801,555
                                                                    -----------
                                                                     11,538,964
                                                                    -----------
Public Power Revenue Bonds - 2.19%
  Sikeston Electric Revenue Refunding
    6.00% 6/1/13 (MBIA)                                 1,000,000     1,155,880
                                                                    -----------
                                                                      1,155,880
                                                                    -----------
School District General Obligation Bonds - 4.38%
  Greene County Reorganization School
    District R8 (Direct Deposit Project)
    5.10% 3/1/22 (FSA)                                  1,500,000     1,525,350
**St. Charles County Francis Howell School
    District (Capital Appreciation Direct
    Deposit Project) Series A
    5.15% 3/1/17 (FGIC)                                 1,500,000       782,160
                                                                    -----------
                                                                      2,307,510
                                                                    -----------
Single-Family Housing Revenue Bonds - 4.86%
  Missouri State Housing Development
    Commission Mortgage Revenue
    Series C 7.45% 9/1/27 (GNMA/FNMA)                     540,000       565,682
  Missouri State Housing Development
    Commission Mortgage Revenue
    Single Family Homeowner Loan A
    7.20% 9/1/26 (GNMA/FNMA)                              500,000       506,505

                                                        Principal     Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Single-Family Housing Revenue Bonds (continued)
  Missouri State Housing Development
    Commission Mortgage Revenue
    Single Family Homeowner Loan B
    7.55% 9/1/27 (GNMA/FNMA)                           $  280,000    $  285,102
    Single Family Homeowner Loan C
    7.25% 9/1/26 (GNMA/FNMA)                              555,000       573,270
  Missouri State Housing Development
    Commission Mortgage Revenue Single
    Family Mortgage Series A
    7.20% 12/1/17 (GNMA)                                   45,000        46,183
    7.25% 12/1/20 (GNMA)                                   95,000        97,494
  Missouri State Housing Development
    Commission Single Family Mortgage
    Revenue (Homeowner Loan Project)
    Series A 5.20% 9/1/33 (GNMA)                          500,000       486,525
                                                                    -----------
                                                                      2,560,761
                                                                    -----------
Territorial Revenue Bonds - 6.37%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Transportation
    Revenue Series A 4.75% 7/1/38 (MBIA)                1,000,000       962,870
  Puerto Rico Electric Power Authority
    Revenue Series N 5.125% 7/1/29                        500,000       495,720
 +Puerto Rico Electric Power Authority
    Revenue, Inverse Floater ROLs
    5.93% 7/1/19 (FSA)                                  1,925,000     1,896,780
                                                                    -----------
                                                                      3,355,370
                                                                    -----------
Water & Sewer Revenue Bonds - 4.52%
  Liberty Sewer System Revenue
    6.00% 2/1/08 (MBIA)                                   600,000       682,752
    6.15% 2/1/15 (MBIA)                                 1,500,000     1,701,060
                                                                    -----------
                                                                      2,383,812
                                                                    -----------
Total Municipal Bonds (cost $49,482,450)                             52,240,449
                                                                    -----------

Total Market Value of Securities - 99.15%
  (cost $49,482,450)                                                 52,240,449
Receivables and Other Assets Net of Liabilities - 0.85%                 448,201
                                                                    -----------
Net Assets Applicable to 4,951,073 Shares
  Outstanding - 100.00%                                             $52,688,650
                                                                    ===========

Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund Class A
  ($44,025,564 / 4,136,925 Shares)                                       $10.64
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund Class B
  ($7,406,001 / 696,180 Shares)                                          $10.64
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund Class C
  ($1,257,085 / 117,968 Shares)                                          $10.66
                                                                         ------

Statements                               Delaware Tax-Free Missouri Insured Fund
  OF NET ASSETS (CONTINUED)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2003:
Shares of beneficial interest
 (unlimited authorization-- no par)                                 $50,356,532
Accumulated net realized loss on investments                           (425,881)
Net unrealized appreciation of investments                            2,757,999
                                                                    -----------
Total net assets                                                    $52,688,650
                                                                    ===========

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**Zero coupon bond. The interest rate shown is the yield at the time of purchase.

 +An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2003.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
ROLs - Residual Options Long

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Missouri Insured Fund
Net asset value Class A (A)                                              $10.64
Sales charge (4.50% of offering price, or 4.70% of
  amount invested per share) (B)                                           0.50
                                                                         ------
Offering price                                                           $11.14
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                 Delaware Tax-Free Oregon Insured Fund
  OF NET ASSETS (CONTINUED)                August 31, 2003


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 96.66%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 3.51%
  Portland Oregon Airport Revenue
    (Portland International Airport)
    Series 11 5.625% 7/1/26 (FGIC)                     $1,500,000   $ 1,529,295
                                                                    -----------
                                                                      1,529,295
                                                                    -----------
Higher Education Revenue Bonds - 12.78%
**Oregon Health Sciences University Revenue
    (Capital Appreciation Insured) Series A
    5.50% 7/1/21 (MBIA)                                 2,000,000       794,880
  Oregon Health Sciences University Revenue
    Series A 5.00% 7/1/32 (MBIA)                        2,000,000     1,996,840
  Oregon State Facilities Authority Revenue
    (College Housing Northwest Project)
    Series A 5.45% 10/1/32                              1,700,000     1,650,921
  Oregon State Health, Housing,
    Educational & Cultural Facilities
    Refunding (Lewis & Clark College Project)
    Series A 6.125% 10/1/24 (MBIA)                      1,055,000     1,122,509
                                                                    -----------
                                                                      5,565,150
                                                                    -----------
Hospital Revenue Bonds - 6.45%
  Deschutes County Hospital Facilities
    Authority Hospital Revenue
    (Cascade Health Services) 5.60% 1/1/32              1,250,000     1,261,075
  Umatilla County Hospital Facility Authority
    Revenue (Catholic Health Initiatives)
    Series A 5.50% 3/1/32                               1,000,000     1,021,300
  Western Lane Hospital District Hospital
    Facility Authority Revenue Refunding
    (Sisters of St. Joseph Peace)
    5.875% 8/1/12 (MBIA)                                  500,000       526,710
                                                                    -----------
                                                                      2,809,085
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 1.39%
  Port Morrow, Oregon Pollution Control
    Revenue (Portland General)
    5.20% 5/1/33-03                                       600,000       603,906
                                                                    -----------
                                                                        603,906
                                                                    -----------
Miscellaneous Revenue Bonds - 1.99%
  Oregon State Department Administrative
    Services 5.00% 9/1/13 (FSA)                           800,000       865,984
                                                                    -----------
                                                                        865,984
                                                                    -----------
Multi Family Housing Revenue Bonds - 2.55%
  Oregon Health, Housing, Educational, &
    Cultural Facilities Authority
    (Pier Park Project) Series A
    6.05% 4/1/18 (GNMA)                                 1,095,000     1,110,078
                                                                    -----------
                                                                      1,110,078
                                                                    -----------
Municipal Lease Revenue Bonds - 2.46%
  Oregon State Department Administration
    Services Certificate of Participation
    Refunding Series C
    5.25% 11/1/15 (MBIA)                                1,000,000     1,072,970
                                                                    -----------
                                                                      1,072,970
                                                                    -----------

--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Political Subdivision General Obligation Bonds - 4.81%
  Deschutes County Administrative
    School District #1 Series A
    5.125% 6/15/21 (FSA)                               $1,000,000   $ 1,020,010
  Deschutes County Refunding
    5.00% 12/1/16 (FSA)                                   500,000       524,705
  Malheur County (Jail Buildings)
    6.30% 12/1/12 (MBIA)                                  500,000       549,955
                                                                    -----------
                                                                      2,094,670
                                                                    -----------
*Pre-Refunded Bonds - 27.68%
  Central Oregon Community College
    District Oregon 5.90% 6/1/09-04 (FGIC)                750,000       777,765
  Chemeketa County Community College
    District 5.80% 6/1/12-06 (FGIC)                     1,500,000     1,660,454
  Eugene Electric Utility Revenue Series C
    5.80% 8/1/22-04 (MBIA)                              1,250,000     1,317,325
  Hermiston Oregon
    6.20% 8/1/24-04 (AMBAC)                               500,000       523,810
  Klamath Falls Water Revenue
    6.10% 6/1/14-04 (FSA)                                 500,000       524,225
  Lane County School District #019 Springfield
    6.30% 10/15/14-04 (MBIA)                              500,000       534,270
  Multnomah County School District #3
    Park Rose 5.50% 12/1/11-05 (FGIC)                     500,000       545,725
  Multnomah County School District #39
    Corbet 6.00% 12/1/13-04 (MBIA)                        500,000       530,595
  Oregon State Department Administrative
    Services Certificate of Participation
    Series A 5.80% 5/1/24-07 (AMBAC)                    1,000,000     1,133,060
  Portland Series A 5.75% 6/1/15-05 (MBIA)                500,000       538,465
  Portland Sewer System Revenue Series A
    6.25% 6/1/15-04 (FSA)                               1,000,000     1,049,580
  Salem Water & Sewer Revenue
    5.625% 6/1/16-06 (MBIA)                             1,000,000     1,102,290
  Tillamook County 6.25% 1/1/14-05 (FGIC)                 250,000       269,193
  Umatilla County School District #016R
    Pendelton 6.00% 7/1/14-04 (AMBAC)                     500,000       525,890
  Washington County Education Services
    District Certificate of Participation
    7.10% 6/1/25-05 (MBIA)                                700,000       770,196
  Washington County School District #088
    J Sherwood 6.10% 6/1/12-05 (FSA)                      235,000       254,500
                                                                    -----------
                                                                     12,057,343
                                                                    -----------
Public Utility District Revenue Bonds - 1.79%
  Emerald Peoples Utilities District Series A
    5.25% 11/1/22 (FSA)                                   750,000       778,388
                                                                    -----------
                                                                        778,388
                                                                    -----------
School District General Obligation Bonds - 15.53%
  Benton & Linn Counties School
    District #509J Corvallis
    5.00% 6/1/21 (FSA)                                  1,000,000     1,018,090
  Jackson County School District #6
    Central Point 5.25% 6/15/20 (FGIC)                  1,175,000     1,217,523
  Jefferson County School District #509J
    5.00% 6/15/22 (FGIC)                                  500,000       506,535
  Lane County School District #019
    Springfield Refunding
    6.00% 10/15/14 (FGIC)                                 500,000       580,530

Statements                                 Delaware Tax-Free Oregon Insured Fund
  OF NET ASSETS (CONTINUED)


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds (continued)
  Lincoln County School District
    5.25% 6/15/12 (FGIC)                               $  700,000    $  759,654
++Linn County Community School District #9
    Lebanon 5.60% 6/15/30 (FGIC)                        2,000,000     2,037,320
**Umatilla County School District #6 R
    Umatilla Refunding
    5.50% 12/15/22 (AMBAC)                                200,000        73,032
  Washington & Clackamas Counties
    School District #13 J Tigard
    4.875% 6/15/22 (MBIA)                                 500,000       501,030
  Washington County School District #088 J
    Sherwood 6.10% 6/1/12 (FSA)                            65,000        70,382
                                                                    -----------
                                                                      6,764,096
                                                                    -----------
Single Family Housing Revenue Bonds - 4.53%
  Oregon State Housing & Community Services
    Department Mortgage Revenue Single
    Family Mortgage Program Series R
    5.375% 7/1/32                                       1,970,000     1,975,477
                                                                    -----------
                                                                      1,975,477
                                                                    -----------
Tax Increment/Special Assessment Bonds - 2.49%
  North Unit Irrigation District
    5.75% 6/1/16 (MBIA)                                 1,000,000     1,082,920
                                                                    -----------
                                                                      1,082,920
                                                                    -----------
Territorial Revenue Bonds - 6.76%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Revenue
    Series G 5.00% 7/1/42                                 500,000       477,190
  Puerto Rico Electric Power Authority
    Revenue Series N 5.125% 7/1/29                      1,000,000       991,440
 +Puerto Rico Electric Power Authority
    Revenue, Inverse Floater ROLs
    5.93% 7/1/19 (FSA)                                  1,500,000     1,478,010
                                                                    -----------
                                                                      2,946,640
                                                                    -----------
Water & Sewer Revenue Bonds - 1.94%
  Beaverton County Water Revenue
    6.125% 6/1/14 (FSA)                                   500,000       521,225
  Portland Sewer Systems Revenue
    (Second Lien) Series A
    5.00% 6/1/23 (FSA)                                    325,000       326,346
                                                                    -----------
                                                                        847,571
                                                                    -----------
Total Municipal Bonds (cost $40,291,961)                             42,103,573
                                                                    -----------

                                                        Number of
                                                         Shares
--------------------------------------------------------------------------------
Short-Term Investments - 2.76%
--------------------------------------------------------------------------------
  Dreyfus Tax-Exempt Cash
    Management Fund                                     1,200,551     1,200,551
                                                                    -----------
Total Short-Term Investments
  (cost $1,200,551)                                                   1,200,551
                                                                    -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Market Value of Securities - 99.42%
  (cost $41,492,512)                                                $43,304,124
Receivables and Other Assets
  Net of Liabilities - 0.58%                                            251,196
                                                                    -----------
Net Assets Applicable to 4,194,175 Shares
  Outstanding - 100.00%                                             $43,555,320
                                                                    ===========

Net Asset Value - Delaware Tax-Free
  Oregon Insured Fund Class A
  ($29,410,023 / 2,833,099 Shares)                                       $10.38
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Oregon Insured Fund Class B
  ($8,750,271 / 842,485 Shares)                                          $10.39
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Oregon Insured Fund Class C
  ($5,395,026 / 518,591 Shares)                                          $10.40
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization-- no par)                                $42,179,666
Accumulated net realized loss on investments                           (435,958)
Net unrealized appreciation of investments                            1,811,612
                                                                    -----------
Total net assets                                                    $43,555,320
                                                                    ===========

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**Zero coupon bond. The interest rate shown is the yield at the time of purchase.

 +An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2003.

++Step coupon bond.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
ROLs - Residual Options Long

Net Asset Value and Offering Price per Share -
 Delaware Tax-Free Oregon Insured Fund
Net asset value Class A (A)                                              $10.38
Sales charge (4.50% of offering price, or 4.72% of amount
 invested per share) (B)                                                   0.49
                                                                         ------
Offering price                                                           $10.87
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements
  OF OPERATIONS                                       Year Ended August 31, 2003


                                                                     Delaware          Delaware         Delaware
                                                                     Tax-Free          Tax-Free         Tax-Free
                                                                      Idaho        Missouri Insured  Oregon Insured
                                                                      Fund               Fund             Fund
Investment Income:
  Interest                                                          $4,273,774        $2,861,977       $2,108,240
                                                                    ----------        ----------       ----------

Expenses:
  Management fees                                                      444,719           270,332          203,522
  Distribution expenses-- Class A                                      127,086           110,940           68,531
  Distribution expenses-- Class B                                      160,720            83,551           88,553
  Distribution expenses-- Class C                                      137,064            13,197           43,052
  Dividend disbursing and transfer agent fees and expenses              55,336            47,333           30,781
  Accounting and administration expenses                                35,948            24,600           18,200
  Reports and statements to shareholders                                15,189            16,160            7,600
  Professional fees                                                     21,147            13,908           12,157
  Registration fees                                                      5,871             4,680            1,735
  Custodian fees                                                         4,841             4,319            2,707
  Trustees' fees                                                         3,057             3,162            2,610
  Other                                                                 18,783            14,282           10,398
                                                                    ----------        ----------       ----------
                                                                     1,029,761           606,464          489,846
  Less expenses absorbed or waived                                     (56,236)                -          (50,054)
  Less expenses paid indirectly                                         (2,121)           (1,392)          (1,132)
                                                                    ----------        ----------       ----------
  Total expenses                                                       971,404           605,072          438,660
                                                                    ----------        ----------       ----------
Net Investment Income                                                3,302,370         2,256,905        1,669,580
                                                                    ----------        ----------       ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments                                     355,852           281,149          214,112
  Net change in unrealized appreciation/depreciation of investments (1,839,181)       (1,135,869)        (924,292)
                                                                    ----------        ----------       ----------
Net Realized and Unrealized Loss on Investments                     (1,483,329)         (854,720)        (710,180)
                                                                    ----------        ----------       ----------

Net Increase in Net Assets Resulting from Operations                $1,819,041        $1,402,185       $  959,400
                                                                    ==========        ==========       ==========

See accompanying notes

Statements
  OF CHANGES IN NET ASSETS

                                                           Delaware Tax-Free        Delaware Tax-Free         Delaware Tax-Free
                                                               Idaho Fund         Missouri Insured Fund      Oregon Insured Fund

                                                               Year Ended               Year Ended                Year Ended
                                                          8/31/03      8/31/02      8/31/03      8/31/02      8/31/03      8/31/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                $3,302,370   $2,695,449   $2,256,905   $2,293,224   $1,669,580   $1,467,546
  Net realized gain (loss) on investments                 355,852     (268,373)     281,149      147,916      214,112       44,183
  Net change in unrealized
    appreciation/depreciation of investments           (1,839,181)     704,757   (1,135,869)     253,738     (924,292)     282,015
                                                       ----------   ----------   ----------   ----------   ----------   ----------
  Net increase in net assets resulting from operations  1,819,041    3,131,833    1,402,185    2,694,878      959,400    1,793,744
                                                       ----------   ----------   ----------   ----------   ----------   ----------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                            (2,218,414)  (1,897,634)  (1,906,317)  (1,887,783)  (1,192,516)  (1,067,623)
    Class B                                              (582,004)    (536,959)    (295,924)    (359,927)    (318,633)    (302,631)
    Class C                                              (495,347)    (253,783)     (46,691)     (37,619)    (154,374)     (93,153)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
                                                       (3,295,765)  (2,688,376)  (2,248,932)  (2,285,329)  (1,665,523)  (1,463,407)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                            16,371,596   10,485,386    5,521,827    3,584,351    6,845,055    2,824,677
    Class B                                             3,331,668    2,829,608      440,239      358,082    2,122,381    1,409,340
    Class C                                             8,793,031    5,452,541      649,304      620,108    3,223,917    1,650,211
Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                             1,505,826    1,246,173      934,595      952,960      697,048      602,070
    Class B                                               345,692      332,034      176,563      221,803      174,625      168,039
    Class C                                               296,266      165,168       39,136       33,459       89,992       58,050
                                                       ----------   ----------   ----------   ----------   ----------   ----------
                                                       30,644,079   20,510,910    7,761,664    5,770,763   13,153,018    6,712,387
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Cost of shares repurchased:
    Class A                                           (10,420,017)  (5,120,599)  (4,318,513)  (2,610,120)  (2,735,631)  (1,525,920)
    Class B                                            (1,409,479)    (818,538)  (2,372,010)  (1,067,791)  (1,896,972)  (1,089,559)
    Class C                                            (2,304,901)    (794,760)    (650,350)     (56,194)  (1,082,332)    (324,977)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
                                                      (14,134,397)  (6,733,897)  (7,340,873)  (3,734,105)  (5,714,935)  (2,940,456)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Increase in net assets derived
  from capital share transactions                      16,509,682   13,777,013      420,791    2,036,658    7,438,083    3,771,931
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Net Increase (Decrease) in Net Assets                  15,032,958   14,220,470     (425,956)   2,446,207    6,731,960    4,102,268

Net Assets:
  Beginning of year                                    69,745,391   55,524,921   53,114,606   50,668,399   36,823,360   32,721,092
                                                       ----------   ----------   ----------   ----------   ----------   ----------
  End of year                                         $84,778,349  $69,745,391  $52,688,650  $53,114,606  $43,555,320  $36,823,360
                                                      ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Tax-Free Idaho Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                      8/31/03    8/31/02(1)    8/31/01      8/31/00     8/31/99

Net asset value, beginning of period                                  $11.320      $11.260     $10.730      $10.940     $11.560

Income (loss) from investment operations:
Net investment income                                                   0.497        0.522       0.541        0.541       0.517
Net realized and unrealized gain (loss) on investments                 (0.181)       0.059       0.530       (0.210)     (0.620)
                                                                      -------      -------     -------      -------     -------
Total from investment operations                                        0.316        0.581       1.071        0.331      (0.103)
                                                                      -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                                  (0.496)      (0.521)     (0.541)      (0.541)     (0.517)
                                                                      -------      -------     -------      -------     -------
Total dividends and distributions                                      (0.496)      (0.521)     (0.541)      (0.541)     (0.517)
                                                                      -------      -------     -------      -------     -------

Net asset value, end of period                                        $11.140      $11.320     $11.260      $10.730     $10.940
                                                                      =======      =======     =======      =======     =======

Total return(2)                                                         2.81%        5.36%      10.24%        3.25%      (0.99%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $51,682      $45,108     $38,228      $34,674     $44,299
Ratio of expenses to average net assets                                 0.93%        1.00%       1.00%        1.00%       1.00%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              1.00%        1.03%       1.03%        1.09%       1.04%
Ratio of net investment income to average net assets                    4.36%        4.69%       4.94%        5.13%       4.52%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly              4.29%        4.66%       4.91%        5.04%       4.48%
Portfolio turnover                                                        18%          11%         14%          10%          2%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Tax-Free Idaho Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                      8/31/03    8/31/02(1)    8/31/01      8/31/00     8/31/99

Net asset value, beginning of period                                  $11.310      $11.250     $10.720      $10.920     $11.550

Income (loss) from investment operations:
Net investment income                                                   0.412        0.439       0.460        0.462       0.432
Net realized and unrealized gain (loss) on investments                 (0.181)       0.059       0.530       (0.200)     (0.630)
                                                                      -------      -------     -------      -------     -------
Total from investment operations                                        0.231        0.498       0.990        0.262      (0.198)
                                                                      -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                                  (0.411)      (0.438)     (0.460)      (0.462)     (0.432)
                                                                      -------      -------     -------      -------     -------
Total dividends and distributions                                      (0.411)      (0.438)     (0.460)      (0.462)     (0.432)
                                                                      -------      -------     -------      -------     -------

Net asset value, end of period                                        $11.130      $11.310     $11.250      $10.720     $10.920
                                                                      =======      =======     =======      =======     =======

Total return(2)                                                         2.05%        4.58%       9.43%        2.58%      (1.82%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $16,801      $14,809     $12,366      $10,320     $10,199
Ratio of expenses to average net assets                                 1.68%        1.75%       1.75%        1.75%       1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              1.75%        1.78%       1.78%        1.84%       1.79%
Ratio of net investment income to average net assets                    3.61%        3.94%       4.19%        4.38%       3.77%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly              3.54%        3.91%       4.16%        4.29%       3.73%
Portfolio turnover                                                        18%          11%         14%          10%          2%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Tax-Free Idaho Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                      8/31/03    8/31/02(1)    8/31/01      8/31/00     8/31/99

Net asset value, beginning of period                                  $11.310      $11.250     $10.720      $10.920     $11.550

Income (loss) from investment operations:
Net investment income                                                   0.413        0.439       0.460        0.462       0.432
Net realized and unrealized gain (loss) on investments                 (0.181)       0.059       0.530       (0.200)     (0.630)
                                                                      -------      -------     -------      -------     -------
Total from investment operations                                        0.232        0.498       0.990        0.262      (0.198)
                                                                      -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                                  (0.412)      (0.438)     (0.460)      (0.462)     (0.432)
                                                                      -------      -------     -------      -------     -------
Total dividends and distributions                                      (0.412)      (0.438)     (0.460)      (0.462)     (0.432)
                                                                      -------      -------     -------      -------     -------

Net asset value, end of period                                        $11.130      $11.310     $11.250      $10.720     $10.920
                                                                      =======      =======     =======      =======     =======

Total return(2)                                                         2.05%        4.57%       9.43%        2.58%      (1.82%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $16,296       $9,829      $4,931       $3,621      $3,411
Ratio of expenses to average net assets                                 1.68%        1.75%       1.75%        1.75%       1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              1.75%        1.78%       1.78%        1.84%       1.79%
Ratio of net investment income to average net assets                    3.61%        3.94%       4.19%        4.38%       3.77%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly              3.54%        3.91%       4.16%        4.29%       3.73%
Portfolio turnover                                                        18%          11%         14%          10%          2%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free Missouri Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                      8/31/03    8/31/02(1)    8/31/01      8/31/00     8/31/99

Net asset value, beginning of period                                  $10.810      $10.740     $10.340      $10.340     $10.870

Income (loss) from investment operations:
Net investment income                                                   0.469        0.489       0.497        0.494       0.498
Net realized and unrealized gain (loss) on investments                 (0.172)       0.068       0.400           --      (0.530)
                                                                      -------      -------     -------      -------     -------
Total from investment operations                                        0.297        0.557       0.897        0.494      (0.032)
                                                                      -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                                  (0.467)      (0.487)     (0.497)      (0.494)     (0.498)
                                                                      -------      -------     -------      -------     -------
Total dividends and distributions                                      (0.467)      (0.487)     (0.497)      (0.494)     (0.498)
                                                                      -------      -------     -------      -------     -------

Net asset value, end of period                                        $10.640      $10.810     $10.740      $10.340     $10.340
                                                                      =======      =======     =======      =======     =======

Total return(2)                                                         2.75%        5.38%       8.89%        4.99%      (0.38%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $44,026      $42,610     $40,349      $38,314     $42,337
Ratio of expenses to average net assets                                 0.98%        0.97%       0.95%        1.03%       0.97%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              0.98%        0.97%       0.95%        1.03%       1.02%
Ratio of net investment income to average net assets                    4.31%        4.61%       4.74%        4.88%       4.62%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly              4.31%        4.61%       4.74%        4.88%       4.57%
Portfolio turnover                                                        31%          23%         14%           1%          7%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free Missouri Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                      8/31/03    8/31/02(1)    8/31/01      8/31/00     8/31/99

Net asset value, beginning of period                                  $10.810      $10.730     $10.340      $10.340     $10.870

Income (loss) from investment operations:
Net investment income                                                   0.387        0.410       0.418        0.418       0.416
Net realized and unrealized gain (loss) on investments                 (0.172)       0.078       0.390           --      (0.530)
                                                                      -------      -------     -------      -------     -------
Total from investment operations                                        0.215        0.488       0.808        0.418      (0.114)
                                                                      -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                                  (0.385)      (0.408)     (0.418)      (0.418)     (0.416)
                                                                      -------      -------     -------      -------     -------
Total dividends and distributions                                      (0.385)      (0.408)     (0.418)      (0.418)     (0.416)
                                                                      -------      -------     -------      -------     -------

Net asset value, end of period                                        $10.640      $10.810     $10.730      $10.340     $10.340
                                                                      =======      =======     =======      =======     =======

Total return(2)                                                         1.99%        4.70%       7.98%        4.21%      (1.13%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $7,406       $9,264      $9,693      $10,053     $10,572
Ratio of expenses to average net assets                                 1.73%        1.72%       1.70%        1.78%       1.72%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              1.73%        1.72%       1.70%        1.78%       1.77%
Ratio of net investment income to average net assets                    3.56%        3.86%       3.99%        4.13%       3.87%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly              3.56%        3.86%       3.99%        4.13%       3.82%
Portfolio turnover                                                        31%          23%         14%           1%          7%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free Missouri Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                      8/31/03    8/31/02(1)    8/31/01      8/31/00     8/31/99

Net asset value, beginning of period                                  $10.820      $10.740     $10.350      $10.350     $10.880

Income (loss) from investment operations:
Net investment income                                                   0.387        0.410       0.418        0.418       0.419
Net realized and unrealized gain (loss) on investments                 (0.162)       0.078       0.390           --      (0.530)
                                                                      -------      -------     -------      -------     -------
Total from investment operations                                        0.225        0.488       0.808        0.418      (0.111)
                                                                      -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                                  (0.385)      (0.408)     (0.418)      (0.418)     (0.419)
                                                                      -------      -------     -------      -------     -------
Total dividends and distributions                                      (0.385)      (0.408)     (0.418)      (0.418)     (0.419)
                                                                      -------      -------     -------      -------     -------

Net asset value, end of period                                        $10.660      $10.820     $10.740      $10.350     $10.350
                                                                      =======      =======     =======      =======     =======

Total return(2)                                                         2.08%        4.68%       7.97%        4.20%      (1.12%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $1,257       $1,241        $626         $343        $231
Ratio of expenses to average net assets                                 1.73%        1.72%       1.70%        1.78%       1.72%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              1.73%        1.72%       1.70%        1.78%       1.77%
Ratio of net investment income to average net assets                    3.56%        3.86%       3.99%        4.13%       3.87%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly              3.56%        3.86%       3.99%        4.13%       3.82%
Portfolio turnover                                                        31%          23%         14%           1%          7%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Tax-Free Oregon Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                      8/31/03    8/31/02(1)    8/31/01      8/31/00     8/31/99

Net asset value, beginning of period                                  $10.530      $10.450      $9.910       $9.810     $10.430

Income (loss) from investment operations:
Net investment income                                                   0.461        0.467       0.465        0.467       0.458
Net realized and unrealized gain (loss) on investments                 (0.151)       0.079       0.540        0.100      (0.620)
                                                                      -------      -------     -------      -------     -------
Total from investment operations                                        0.310        0.546       1.005        0.567      (0.162)
                                                                      -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                                  (0.460)      (0.466)     (0.465)      (0.467)     (0.458)
                                                                      -------      -------     -------      -------     -------
Total dividends and distributions                                      (0.460)      (0.466)     (0.465)      (0.467)     (0.458)
                                                                      -------      -------     -------      -------     -------

Net asset value, end of period                                        $10.380      $10.530     $10.450       $9.910      $9.810
                                                                      =======      =======     =======      =======     =======

Total return(2)                                                         2.97%        5.41%      10.39%        6.04%      (1.67%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $29,410      $25,082     $22,973      $22,712     $27,518
Ratio of expenses to average net assets                                 0.84%        0.85%       0.85%        0.85%       0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              0.96%        1.00%       0.99%        1.01%       1.02%
Ratio of net investment income to average net assets                    4.35%        4.52%       4.59%        4.85%       4.44%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly              4.23%        4.37%       4.45%        4.69%       4.22%
Portfolio turnover                                                        16%          20%         28%           0%         10%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Tax-Free Oregon Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                      8/31/03    8/31/02(1)    8/31/01      8/31/00     8/31/99

Net asset value, beginning of period                                  $10.540      $10.450      $9.910       $9.810     $10.430

Income (loss) from investment operations:
Net investment income                                                   0.382        0.390       0.389        0.394       0.381
Net realized and unrealized gain (loss) on investments                 (0.151)       0.089       0.540        0.100      (0.620)
                                                                      -------      -------     -------      -------     -------
Total from investment operations                                        0.231        0.479       0.929        0.494      (0.239)
                                                                      -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                                  (0.381)      (0.389)     (0.389)      (0.394)     (0.381)
                                                                      -------      -------     -------      -------     -------
Total dividends and distributions                                      (0.381)      (0.389)     (0.389)      (0.394)     (0.381)
                                                                      -------      -------     -------      -------     -------

Net asset value, end of period                                        $10.390      $10.540     $10.450       $9.910      $9.810
                                                                      =======      =======     =======      =======     =======

Total return(2)                                                         2.20%        4.73%       9.57%        5.24%      (2.41%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $8,750       $8,489      $7,928       $7,484      $7,999
Ratio of expenses to average net assets                                 1.59%        1.60%       1.60%        1.60%       1.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              1.71%        1.75%       1.74%        1.76%       1.77%
Ratio of net investment income to average net assets                    3.60%        3.77%       3.84%        4.10%       3.69%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly              3.48%        3.62%       3.70%        3.94%       3.47%
Portfolio turnover                                                        16%          20%         28%           0%         10%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Tax-Free Oregon Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                      8/31/03    8/31/02(1)    8/31/01      8/31/00     8/31/99

Net asset value, beginning of period                                  $10.550      $10.470      $9.920       $9.820     $10.440

Income (loss) from investment operations:
Net investment income                                                   0.381        0.389       0.388        0.394       0.380
Net realized and unrealized gain (loss) on investments                 (0.151)       0.079       0.550        0.100      (0.620)
                                                                      -------      -------     -------      -------     -------
Total from investment operations                                        0.230        0.468       0.938        0.494      (0.240)
                                                                      -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                                  (0.380)      (0.388)     (0.388)      (0.394)     (0.380)
                                                                      -------      -------     -------      -------     -------
Total dividends and distributions                                      (0.380)      (0.388)     (0.388)      (0.394)     (0.380)
                                                                      -------      -------     -------      -------     -------

Net asset value, end of period                                        $10.400      $10.550     $10.470       $9.920      $9.820
                                                                      =======      =======     =======      =======     =======

Total return(2)                                                         2.19%        4.62%       9.66%        5.24%      (2.41%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $5,395       $3,253      $1,820       $1,609      $1,603
Ratio of expenses to average net assets                                 1.59%        1.60%       1.60%        1.60%       1.55%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              1.71%        1.75%       1.74%        1.76%       1.77%
Ratio of net investment income to average net assets                    3.60%        3.77%       3.84%        4.10%       3.69%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly              3.48%        3.62%       3.70%        3.94%       3.47%
Portfolio turnover                                                        16%          20%         28%           0%         10%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                                            August 31, 2003
  TO FINANCIAL STATEMENTS


Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund (each a "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2003 were as follows:

                                          Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                             Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                          -----------------      ---------------------         -------------------
Commission reimbursements                       $1,940                  $1,298                        $975
Earnings credits                                   181                      94                         157

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                          Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                             Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                          -----------------      ---------------------         -------------------
On the first $500 million                       0.55%                    0.50%                        0.50%
On the next $500 million                        0.50%                   0.475%                       0.475%
On the next $1.5 billion                        0.45%                    0.45%                        0.45%
In excess of $2.5 billion                      0.425%                   0.425%                       0.425%

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2004, as shown below.

                                                           Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                                              Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                                           -----------------      ---------------------         -------------------
The operating expense limitation as a percentage
  of average daily net assets (per annum)                        0.75%                     N/A                         0.60%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2003, each Fund had liabilities payable to affiliates as follows:

                                                           Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                                              Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                                           -----------------      ---------------------         -------------------
Investment management fee payable to DMC                        $9,604                  $7,449                        $8,522
Dividend disbursing, transfer agent fees, accounting
  and other expenses payable to DSC                              8,414                   5,985                         4,560
Other expenses payable to DMC and affiliates                    11,466                   7,183                         5,906

For the year ended August 31, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                           Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                                              Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                                           -----------------      ---------------------         -------------------
                                                               $54,962                  $6,900                       $24,860

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended August 31, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                           Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                                              Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                                           -----------------      ---------------------         -------------------
Purchases                                                     $31,208,243              $17,870,514                  $13,391,035
Sales                                                          14,553,084               16,579,537                    6,386,535

At August 31, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                           Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                                              Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                                           -----------------      ---------------------         -------------------
Cost of investments                                           $83,165,350             $49,440,809                   $41,469,744
                                                              -----------             -----------                   -----------
Aggregate unrealized appreciation                              $2,201,564              $3,016,453                    $1,973,931
Aggregate unrealized depreciation                              (1,506,515)               (216,813)                     (139,551)
                                                              -----------             -----------                   -----------
Net unrealized appreciation                                      $695,049              $2,799,640                    $1,834,380
                                                              -----------             -----------                   -----------

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2003, and 2002 was as follows:

                                                           Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                                              Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                                           -----------------      ---------------------         -------------------
                                                              Year Ended               Year Ended                    Year Ended
                                                         8/31/03     8/31/02        8/31/03     8/31/02        8/31/03      8/31/02
Tax-exempt income                                     $3,295,765  $2,688,376     $2,248,932  $2,285,329      $1,665,523  $1,463,407

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)


4. Dividend and Distribution Information (continued)
As of August 31, 2003, the components of net assets on a tax basis were as follows:

                                                           Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                                              Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                                           -----------------      ---------------------         -------------------
Shares of beneficial interest                                 $84,919,111              $50,356,532                  $42,179,666
Undistributed tax-exempt income                                   (11,301)                      --                           --
Capital loss carryforwards                                       (824,510)                (467,522)                    (458,726)
Net unrealized appreciation of investments                        695,049                2,799,640                    1,834,380
                                                              -----------              -----------                  -----------
Net assets                                                    $84,778,349              $52,688,650                  $43,555,320
                                                              ===========              ===========                  ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                                           Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                                              Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                                           -----------------      ---------------------         -------------------
Year of expiration
------------------
2004                                                                $ --                 $279,740                     $162,740
2008                                                                  --                  187,782                           --
2009                                                             657,561                       --                      217,063
2010                                                             166,949                       --                       78,923
                                                                --------                 --------                     --------
Total                                                           $824,510                 $467,522                     $458,726
                                                                ========                 ========                     ========

5. Capital Shares
Transactions in capital shares were as follows:

                                                           Delaware Tax-Free       Delaware Tax-Free         Delaware Tax-Free
                                                              Idaho Fund         Missouri Insured Fund      Oregon Insured Fund
                                                           -----------------     ---------------------      -------------------
                                                               Year Ended               Year Ended               Year Ended
                                                          8/31/03     8/31/02      8/31/03     8/31/02      8/31/03     8/31/02
Shares sold:
Class A                                                 1,441,194     940,628      506,831     339,265      644,131     273,549
Class B                                                   293,778     254,042       40,296      33,865      199,885     136,072
Class C                                                   773,442     487,362       59,018      58,513      303,936     160,470

Shares issued upon reinvestment of
  dividends and distributions:
Class A                                                   132,956     112,086       86,307      89,875       66,096      58,418
Class B                                                    30,561      29,886       16,310      20,924       16,553      16,296
Class C                                                    26,162      14,866        3,613       3,153        8,512       5,621
                                                       ----------   ---------     --------    --------    ---------    --------
                                                        2,698,093   1,838,870      712,375     545,595    1,239,113     650,426
                                                       ----------   ---------     --------    --------    ---------    --------

Shares repurchased:
Class A                                                  (919,781)   (462,545)    (397,871)   (245,854)    (259,058)   (148,535)
Class B                                                  (124,210)    (73,529)    (217,615)   (100,721)    (179,667)   (105,017)
Class C                                                  (204,972)    (71,616)     (59,346)     (5,294)    (102,244)    (31,622)
                                                       ----------   ---------     --------    --------    ---------    --------
                                                       (1,248,963)   (607,690)    (674,832)   (351,869)    (540,969)   (285,174)
                                                       ----------   ---------     --------    --------    ---------    --------
Net increase                                            1,449,130   1,231,180       37,543     193,726      698,144     365,252
                                                       ==========   =========     ========    ========    =========    ========

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

5. Capital Shares (continued)
For the years ended August 31, 2003 and 2002, the following shares were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

                                                     Year Ended                                   Year Ended
                                                       8/31/03                                      8/31/02
                                        Class B Shares   Class A Shares   Value      Class B Shares   Class A Shares   Value
                                        --------------   --------------   -----      --------------   --------------   -----
Delaware Tax-Free Idaho Fund                8,678            8,671    $ 100,845             --               --         $ --
Delaware Tax-Free Missouri Insured Fund   126,971          126,971    1,389,281          5,483            5,483       58,227
Delaware Tax-Free Oregon Insured Fund      80,709           80,756      860,427         24,568           24,568      254,101

6. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2003 or at any time during the year.

7. Credit And Market Risks
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statements of Net Assets.

8. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2003, each Fund designates distributions paid during the year as follows:

                                                           Delaware Tax-Free        Delaware Tax-Free            Delaware Tax-Free
                                                              Idaho Fund          Missouri Insured Fund         Oregon Insured Fund
                                                           -----------------      ---------------------         -------------------
(A) Long-Term Capital Gains Distributions (Tax Basis)             --                       --                            --
(B) Ordinary Income Distributions (Tax Basis)                     --                       --                            --
(C) Tax-Exempt Distributions (Tax Basis)                         100%                     100%                          100%
                                                                 ----                     ----                          ----
Total Distributions (Tax Basis)                                  100%                     100%                          100%
                                                                 ----                     ----                          ----

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Voyageur Mutual Funds -- Delaware Tax-Free Idaho Fund
Voyageur Investment Trust -- Delaware Tax-Free
  Missouri Insured Fund
Voyageur Investment Trust -- Delaware Tax-Free
  Oregon Insured Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund (the "Funds") as of August 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.




Ernst & Young LLP

Philadelphia, Pennsylvania
October 3, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude to Driscoll(2)         Chairman and          3 Years -            Since August 2000,           83             None
   2005 Market Street          Trustee(4)         Executive Officer    Mr. Driscoll has served in
   Philadelphia, PA                                                    various executive capacities
        19103                                      Trustee since         at different times at
                                                    May 15, 2003         Delaware Investments(1)
   March 10, 1963
                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process-
                                                                        Conseco Capital Management
                                                                         (June 1998 - August 2000)

                                                                            Managing Director-
                                                                       NationsBanc Capital Markets
                                                                        (February 1996 - June 1998)

-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                               Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

  December 7, 1938



                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Director  Trustee/Director
                                                                                                   or Officer         or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  101         Director - Andy
 2005 Market Street                                                        National Gallery of Art                Warhol Foundation
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                     Systemax Inc.
   November 1, 1940



   Thomas F. Madison             Trustee              9 Years                President/Chief           101            Director -
   2005 Market Street                                                      Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                  Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &       101             None
   2005 Market Street                                                Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

   Joseph H. Hastings       Executive Vice President    Executive      Mr. Hastings has served in      101             None
   2005 Market Street              and Chief          Vice President  various executive capacities
    Philadelphia, PA           Financial Officer           and           at different times at
       19103                                          Chief Financial     Delaware Investments
                                                       Officer since
    December 19, 1949                                 August 21, 2003


   Richelle S. Maestro        Senior Vice President,    Chief Legal     Ms. Maestro has served in      101             None
   2005 Market Street          Chief Legal Officer     Officer since   various executive capacities
    Philadelphia, PA              and Secretary        March 17, 2003    at different times at
       19103                                                             Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President       7 Years       Mr. Bishof has served in        101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




This annual report is for the information of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                        Affiliated Officers                     Contact Information

Walter P. Babich                         Jude T. Driscoll                        Investment Manager
Board Chairman                           Chairman                                Delaware Management Company
Citadel Construction Corporation         Delaware Investments Family of Funds    Philadelphia, PA
King of Prussia, PA                      Philadelphia, PA
                                                                                 International Affiliate
John H. Durham                           Joseph H. Hastings                      Delaware International Advisers Ltd.
Private Investor                         Executive Vice President and            London, England
Gwynedd Valley, PA                       Chief Financial Officer
                                         Delaware Investments Family of Funds    National Distributor
Anthony D. Knerr                         Philadelphia, PA                        Delaware Distributors, L.P.
Managing Director                                                                Philadelphia, PA
Anthony Knerr & Associates               Richelle S. Maestro
New York, NY                             Senior Vice President,                  Shareholder Servicing, Dividend
                                         Chief Legal Officer and Secretary       Disbursing and Transfer Agent
Ann R. Leven                             Delaware Investments Family of Funds    Delaware Service Company, Inc.
Former Treasurer/Chief Fiscal Officer    Philadelphia, PA                        2005 Market Street
National Gallery of Art                                                          Philadelphia, PA 19103-7094
Washington, DC                           Michael P. Bishof
                                         Senior Vice President and Treasurer     For Shareholders
Thomas F. Madison                        Delaware Investments Family of Funds    800 523-1918
President and Chief Executive Officer    Philadelphia, PA
MLM Partners, Inc.                                                               For Securities Dealers and Financial
Minneapolis, MN                                                                  Institutions Representatives Only
                                                                                 800 362-7500
Janet L. Yeomans
Vice President/Mergers & Acquisitions                                            Web site
3M Corporation                                                                   www.delawareinvestments.com
St. Paul, MN

                                        ---------------------------------------------------------------------------------
                                        A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at
                                        http://www.delawareinvestments.com; and (iii) on the Commission's website at
                                        http://www.sec.gov.; and beginning no later than August 31, 2004, information
                                        (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
                                        (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
                                        on the Commission's website at http://www.sec.gov.
                                        ---------------------------------------------------------------------------------

(8232)                                                        Printed in the USA
AR-CORN [8/03] IVES 10/03                                     (J9413) EXP: 10/04

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)
FIXED INCOME








Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE TAX-FREE MINNESOTA FUND

              DELAWARE TAX-FREE MINNESOTA INSURED FUND

              DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND

              DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND












[Graphic Omitted: Logo] POWERED BY REASEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARIES:

  Delaware Tax-Free Minnesota Fund                              4

  Delaware Tax-Free Minnesota Insured Fund                      5

  Delaware Tax-Free Minnesota Intermediate Fund                 6

  Delaware Minnesota High-Yield
    Municipal Bond Fund                                         7
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statements of Net Assets                                      8

  Statements of Operations                                     20

  Statements of Changes in Net Assets                          21

  Financial Highlights                                         23

  Notes to Financial Statements                                35
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 41
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     42
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    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                Delaware Minnesota Municipal Bond Funds
  MANAGEMENT REVIEW                      September 10, 2003


Fund Managers

M. L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Chief Investment Officer -- Fixed Income

Q: How did the fixed-income markets fare during the 12-month period?
A: During the past 12 months, investors became increasingly confident about the U.S. economy's growth potential. Although we are far from out of the woods, favorable data surrounding corporate earnings, consumer spending, and business investment support an optimistic view.

During the year, the stock market was the primary beneficiary of improved sentiment. Once depressed by concerns about corporate accounting scandals, war in Iraq, and the spread of SARS, stocks suddenly recorded their sharpest gains in years -- especially during the Spring of 2003. Between March 11, 2003, when the stock market reached a low, and August 31, the Standard & Poor's 500 Index gained a surprising +26% (Source: Lipper Inc.).

As investors gravitated to stocks, an increasing number became reluctant to invest in fixed income. Bonds have been very strong performers in recent years and remained so early in our fiscal year. During the fiscal first half, bonds, and especially U.S. Treasuries and high-quality municipal securities, benefited from the preference for stable investments during an uncertain economic climate. As interest rates gradually declined, so did bond yields, while prices rose accordingly (bond prices and yields move in opposite directions).

Over time, however, conditions became less favorable in the fixed-income markets. Seeking to spur growth, the Federal Reserve this summer revealed its intention to keep interest rates low for the foreseeable future. This caused bond investors to worry about the future potential for inflation, which often occurs when the economy is expanding. Inflation is troublesome because it causes interest payments to be worth less over time and, thus, depresses bond values. In this environment, municipal bond yields with relatively short maturities fell in line with interest rates during the period, while 10-year municipal bond yields rose on inflation fears.

Q: What factors affected the municipal bond markets in particular?
A: States and municipalities continued to struggle with their budgets due to the increased demand for services. Finding it politically difficult to raise taxes or cut spending, many governments experienced substantial budget shortfalls and issued municipal debt to raise needed funds. This higher rate of issuance, along with historically low interest rates, led to an extremely large supply of new bonds.

During the first eight months of 2003, $254 million in new bonds were issued nationwide, a 13 percent increase over the prior year's record. This trend was not evident in Minnesota, however, which saw new municipal issuance decline more than 11 percent in the same period (Source: Thomson Financial).

Minnesota, paralleling trends around the country, faced substantial financial challenges during the past 12 months. To meet a growing budget gap, the state proposed a variety of spending cuts. Nevertheless, concerns remained whether those cuts would be sufficient to tackle Minnesota's deficit. Because of these concerns, Moody's lowered the state's credit rating to Aa1 from AAA. Standard & Poor's (S&P), however, maintained its rating of AAA -- the highest possible.

Q: How did the four funds perform during the fiscal year, and what strategies did you pursue in each?
Delaware Tax-Free Minnesota Fund returned +3.80% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2003. This result surpassed that of the Lipper Minnesota Municipal Debt Funds Average, which returned +2.60% during the same time frame. As an additional point of comparison, the Lehman Brothers Municipal Bond Index rose +3.14%. The Fund's dividend payments during the last 12 months were exempt from federal and Minnesota state taxes.*

In part, we attribute the Fund's outperformance relative to its peers to a shorter-than-average duration. The shorter duration meant that the Fund was less vulnerable to a July 2003 rise in interest rates. Duration is a common measure of a bonds or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates. While duration remained shorter than

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

average, it nevertheless rose throughout the period, reflecting a need to reinvest the proceeds of pre-refunded securities leaving the portfolio. Also contributing to the Fund's total return was a relatively high distribution yield, which helped to balance the negative effect of rising interest rates.

Interest rates were at historic lows throughout most of the period, despite a rise in the final weeks. Thus, we generally believed it made sense to maintain existing positions in the portfolio rather than selling them and reinvesting the proceeds in new bonds offering lower prevailing yields.

During the year, we sought to generate an attractive yield for the Fund and avoid taking on more credit risk than we believed was desirable for shareholders. We constantly looked to buy attractive new Minnesota bonds when they became available, although identifying these opportunities was not always as easy as we would have liked. We did purchase a variety of bonds in the hospital sector, which was the Fund's largest weighting and composed more than 18 percent of total net assets as of the August 31, 2003.
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Insured Fund had a total return of +2.75% (Class A shares at net asset value with distributions reinvested) for the 12 months ended August 31, 2003. This result outpaced its peer group, the Lipper Minnesota Municipal Debt Funds Average, which returned +2.60% during the same period. As an additional point of comparison, the Lehman Brothers Municipal Bond Index gained +3.14%. The Fund's dividend payments during the last 12 months were exempt from federal and Minnesota state taxes.*

In part, we attribute the Fund's outperformance relative to its peers to a slightly shorter-than-average duration. The portfolio, positioned to be somewhat less sensitive to changes in interest rates, was hurt less than some of our peers when interest rates rose late in the period.

We generally sought to minimize trading activity in the Fund during the past year. With interest rates near historic lows, we preferred to hold on to bonds offering higher coupon payments as long as we could, rather than sell and reinvest the proceeds at lower prevailing yields. At the same time, bonds being called from the portfolio sometimes left us with cash to reinvest. When we bought new securities, we tended to invest further out on the yield curve to generate added income for our shareholders. This had the effect of increasing the Fund's duration.

Although the vast majority of the Fund's assets were invested in insured Minnesota municipal securities, we did seek out select non-insured, investment-grade opportunities to enhance yield. The healthcare sector was one area of the market where we found attractive bonds to choose from. For example, during the period we bought new A-rated Minneapolis bonds issued for Fairview Health Services. In our opinion, the bond provided the Fund with a healthy yield while adding only an incremental amount of risk. As of the end of August 2003, roughly 17 percent of the Fund's total net assets were invested in hospital bonds, up from approximately 15 percent a year earlier.
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate Fund had a total return of +3.59% (Class A shares at net asset value with distributions reinvested) for the 12-month period ended August 31, 2003. This result beat that of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned +2.22%. As an additional point of comparison, the Lehman Brothers Five-Year Municipal Bond Index rose +3.70%. The Fund's dividend payments during the last 12 months were exempt from federal and Minnesota state taxes.*

We attribute the Fund's relative outperformance in part to a barbell portfolio structure. In other words, the Fund was disproportionately weighted in short and long bonds, but underweighted in securities due to mature in approximately 10 years. 10-year bonds were generally poor performers during the period, and de-emphasizing them helped the Fund's results relative to its peers.

We continued to develop a diverse portfolio of intermediate Minnesota municipal securities and to provide our shareholders with an appropriate balance of yield potential and risk. In addition, we generally looked to reduce portfolio turnover. With interest rates near historic lows during most of the period, we believed it was unwise to sell older bonds offering higher yields and reinvest the proceeds in newer bonds with lower yields. As interest rates began to rise late in the period, however, we became increasingly willing to adjust this approach.

Hospital bonds were among the new investments added to the portfolio during the reporting period. At 13 percent of the portfolio's total net assets on August 31, 2003, hospitals represented the Fund's second-largest sector weighting, up from seven percent of total net assets the previous August. Among the new opportunities we invested in were North Country Health Services bonds, as well as Allina hospital bonds.

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

--------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal Bond Fund earned a total return of +5.33% (Class A shares at net asset value with distributions reinvested) for the 12 months ended August 31, 2003. This result was better than that of the Fund's peer group, the Lipper High-Yield Municipal Debt Funds Average, which returned +2.74% during the same time period. As an additional point of comparison, the Lehman Brothers Municipal Bond Index gained +3.14%. The Fund's dividend payments during the last 12 months were exempt from federal and Minnesota state taxes.*

During the period, we completed a process begun several years ago of upgrading the Fund's credit quality. Our goal was to reduce risk and improve the portfolio's liquidity. To do so, we sought to balance some of the Fund's lower-rated holdings with a variety of higher-rated securities. We saw the low interest rate environment as an opportunity to sell some of our riskier positions, as many investors were eager to accept the risk in exchange for a generous yield. Although this approach did enable us to accomplish our risk-reduction goal, it did slightly curtail the Fund's income-generating ability.

As of the end of the reporting period, multi family housing bonds were the Fund's largest sector weighting. These represented nearly 23 percent of total net assets, down from approximately 24 percent the previous year. In the healthcare sector, we eliminated a number of continuing care facility bonds; these occupied 23 percent of total net assets on August 31, 2003 -- a 5 percent decline from the start of the period. Among the Fund's new investments were a number of hospital bonds, including Allina Health System and Fairview Health Services. Both of these opportunities had a credit rating of A (S&P) and helped us in our efforts to reduce portfolio risk.

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Delaware
  TAX-FREE MINNESOTA FUND

Fund Basics
As of August 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$366.58 million
--------------------------------------------------------------------------------
Number of Holdings:
132
--------------------------------------------------------------------------------
Fund Start Date:
February 29, 1984
--------------------------------------------------------------------------------
Your Fund Managers:
Patrick P. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Patrick Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts.

M. L. Conery joined Delaware Investments in January 1997 and holds a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. Prior to joining Delaware, M. L. Conery has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DEFFX
Class B  DMOBX
Class C  DMOCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003            Lifetime    10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 2/29/84)
Excluding Sales Charge               +7.75%      +5.12%       +4.29%      +3.80%
Including Sales Charge               +7.49%      +4.64%       +3.34%      -0.84%
--------------------------------------------------------------------------------
Class B (Est. 3/11/95)
Excluding Sales Charge               +5.08%                   +3.51%      +3.02%
Including Sales Charge               +5.08%                   +3.26%      -0.93%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
Excluding Sales Charge               +4.98%                   +3.51%      +3.01%
Including Sales Charge               +4.98%                   +3.51%      +2.03%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Fund through August 31, 2001. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003

                   Delaware Tax-Free           Lehman Brothers
                     Minnesota Fund          Municipal Bond Index
                   -----------------         --------------------
   8/31/1993             $9,550                    $10,000
   8/31/1994             $9,512                    $10,014
   8/31/1995            $10,176                    $10,902
   8/31/1996            $10,735                    $11,474
   8/31/1997            $11,726                    $12,534
   8/31/1998            $12,754                    $13,618
   8/31/1999            $12,617                    $13,692
   8/31/2000            $13,171                    $14,614
   8/31/2001            $14,360                    $16,106
   8/31/2002            $15,156                    $17,102
   8/31/2003            $15,730                    $17,639

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  TAX-FREE MINNESOTA INSURED FUND

Fund Basics
As of August 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$259.35 million
--------------------------------------------------------------------------------
Number of Holdings:
86
--------------------------------------------------------------------------------
Fund Start Date:
May 1, 1987
--------------------------------------------------------------------------------
Your Fund Managers:
Patrick P. Coyne
M. L. Conery
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  MNINX
Class B  DVMBX
Class C  DVMCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003            Lifetime    10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 5/1/87)
Excluding Sales Charge               +6.55%      +4.94%       +4.28%      +2.75%
Including Sales Charge               +6.25%      +4.46%       +3.32%      -1.91%
--------------------------------------------------------------------------------
Class B (Est. 3/7/95)
Excluding Sales Charge               +4.89%                   +3.50%      +1.89%
Including Sales Charge               +4.89%                   +3.25%      -2.03%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
Excluding Sales Charge               +4.77%                   +3.52%      +1.97%
Including Sales Charge               +4.77%                   +3.52%      +0.99%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Insured Fund through August 31, 2001. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003

                    Delaware Tax-Free        Lehman Brothers
                    Minnesota Insured         Municipal Bond
                           Fund                   Index
                    -----------------        ---------------
   8/31/1993              $9,550                 $10,000
   8/31/1994              $9,474                 $10,014
   8/31/1995             $10,177                 $10,902
   8/31/1996             $10,719                 $11,474
   8/31/1997             $11,606                 $12,534
   8/31/1998             $12,551                 $13,618
   8/31/1999             $12,529                 $13,692
   8/31/2000             $13,110                 $14,614
   8/31/2001             $14,308                 $16,106
   8/31/2002             $15,058                 $17,102
   8/31/2003             $15,473                 $17,639

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  TAX-FREE MINNESOTA INTERMEDIATE FUND

Fund Basics
As of August 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$68.18 million
--------------------------------------------------------------------------------
Number of Holdings:
58
--------------------------------------------------------------------------------
Fund Start Date:
October 27, 1985
--------------------------------------------------------------------------------
Your Fund Managers:
Patrick P. Coyne
M. L. Conery
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DXCCX
Class B  DVSBX
Class C  DVSCX


Fund Performance
Average Annual Total Returns
Through August 31, 2003            Lifetime    10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/27/85)
Excluding Sales Charge               +5.54%      +4.43%       +3.98%      +3.59%
Including Sales Charge               +5.38%      +4.15%       +3.39%      +0.77%
--------------------------------------------------------------------------------
Class B (Est. 8/15/95)
Excluding Sales Charge               +3.74%                   +3.09%      +2.70%
Including Sales Charge               +3.74%                   +3.09%      +0.72%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
Excluding Sales Charge               +3.92%                   +3.09%      +2.71%
Including Sales Charge               +3.92%                   +3.09%      +1.72%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Intermediate Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003

                    Delaware Tax-Free           Lehman Brothers
                        Minnesota             Five-year Municipal
                    Intermediate Fund              Bond Index
                    -----------------         -------------------
    8/31/1993              $9,725                   $10,000
    8/31/1994              $9,885                   $10,182
    8/31/1995             $10,579                   $10,987
    8/31/1996             $10,942                   $11,393
    8/31/1997             $11,639                   $12,147
    8/31/1998             $12,371                   $12,950
    8/31/1999             $12,354                   $13,241
    8/31/2000             $12,695                   $13,952
    8/31/2001             $13,648                   $15,225
    8/31/2002             $14,515                   $16,243
    8/31/2003             $15,038                   $16,844

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Five-Year Municipal Bond Index is an unmanaged index that tracks municipal bonds which have an approximate maturity of five years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND

Fund Basics
As of August 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium-and lower-grade municipal obligations.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$59.91 million
--------------------------------------------------------------------------------
Number of Holdings:
60
--------------------------------------------------------------------------------
Fund Start Date:
June 4, 1996
--------------------------------------------------------------------------------
Your Fund Manager:
Patrick P. Coyne
M. L. Conery
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DVMHX
Class B  DVMYX
Class C  DVMMX


Fund Performance
Average Annual Total Returns
Through August 31, 2003                        Lifetime  Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 6/4/96)
Excluding Sales Charge                           +5.88%      +4.13%       +5.33%
Including Sales Charge                           +5.21%      +3.18%       +0.58%
--------------------------------------------------------------------------------
Class B (Est. 6/12/96)
Excluding Sales Charge                           +5.43%      +3.37%       +4.55%
Including Sales Charge                           +5.43%      +3.13%       +0.57%
--------------------------------------------------------------------------------
Class C (Est. 6/12/96)
Excluding Sales Charge                           +5.12%      +3.37%       +4.54%
Including Sales Charge                           +5.12%      +3.37%       +3.54%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
June 4, 1996 (Fund's inception) through August 31, 2003

                   Delaware
                Minnesota High-       Lehman Brothers
                Yield Municipal        Municipal Bond
                   Bond Fund               Index

   Jun-96            $9,641               $10,000
   Aug-96            $9,656               $10,088
   Aug-97           $10,672               $11,021
   Aug-98           $11,786               $11,974
   Aug-99           $11,754               $12,039
   Aug-00           $11,791               $12,849
   Aug-01           $12,834               $14,161
   Aug-02           $13,698               $15,045
   Aug-03           $14,431               $15,517

Chart assumes $10,000 invested on June 4, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, June 30, 1996. After June 30, 1996, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                                      Delaware Tax-Free Minnesota Fund
  OF NET ASSETS                                 August 31, 2003


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.34%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 2.87%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series A 5.00% 1/1/22 (AMBAC)                      $3,440,000   $ 3,457,406
    Series A 5.25% 1/1/32 (FGIC)                        5,000,000     5,039,000
    Series C 5.25% 1/1/32 (FGIC)                        2,000,000     2,015,600
                                                                    -----------
                                                                     10,512,006
                                                                    -----------
City General Obligation Bonds - 0.93%
  Minneapolis Library 5.00% 12/1/25                     1,500,000     1,509,270
  St. Peter's Hospital Series A
    5.00% 9/1/24 (MBIA)                                 1,905,000     1,908,905
                                                                    -----------
                                                                      3,418,175
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 5.28%
  Bloomington Housing & Redevelopment
    Authority Housing Revenue (Senior
    Summerhouse Bloomington Project,
    Presbyterian Homes Housing &
    Assisted Living, Inc.) 6.125% 5/1/35                3,420,000     3,222,187
  Coon Rapids Senior Housing Revenue
    (Epiphany Senior Citizens Project)
    6.00% 11/1/28                                       1,000,000       835,130
  Minneapolis Housing Facilities Revenue
    (Augustana Chapel View Project)
    7.00% 4/1/18                                        1,000,000       975,000
  Minnesota Agriculture & Economic
    Development Board Revenue
    (Benedictine Health Systems)
    5.75% 2/1/29                                        1,195,000     1,106,618
  Minnetonka Housing Facilities Revenue
    (Beacon Hill Housing Project,
    Presbyterian Homes & Services)
    7.70% 6/1/25                                        3,225,000     3,239,416
  Oakdale Revenue (Oak Meadows Project,
    Family Resources Development, Inc.)
    7.00% 4/1/27                                        6,800,000     6,502,364
  Rochester Multifamily Revenue (Wedum
    Shorewood Campus) 6.60% 6/1/36                      3,535,000     3,492,474
                                                                    -----------
                                                                     19,373,189
                                                                    -----------
Corporate Backed Revenue Bonds - 4.64%
  Cloquet Pollution Control Revenue
    (Potlatch Corp. Projects)
    5.90% 10/1/26                                       6,500,000     5,607,160
  International Falls Pollution Control
    Revenue (Boise Cascade Corp. Project)
    5.65% 12/1/22                                       1,930,000     1,695,312
  Sartell Environmental Improvement
    Revenue (International Paper)
    Series A 5.20% 6/1/27                               5,465,000     4,940,305
  Seaway Port Authority of Duluth
    Industrial Development Dock & Wharf
    Revenues (Cargill, Inc. Project)
    Series E 6.125% 11/1/14                             4,500,000     4,767,030
                                                                    -----------
                                                                     17,009,807
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 1.29%
++Minneapolis Community Development
    Agency Tax Increment Revenue
    6.67% 9/1/09 (MBIA)                                 5,750,000     4,715,518
                                                                    -----------
                                                                      4,715,518
                                                                    -----------

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Escrowed to Maturity Bonds - 0.35%
  Southern Minnesota Municipal Power
    Agency Supply System Revenue
    Series B 5.50% 1/1/15 (AMBAC)                      $  990,000   $ 1,013,602
  Western Minnesota Municipal Power
    Agency Supply Revenue Series A
    9.75% 1/1/16 (MBIA)                                   185,000       278,012
                                                                    -----------
                                                                      1,291,614
                                                                    -----------
Higher Education Revenue Bonds - 4.82%
  Minnesota State Higher Education
    Facilities Authority Revenue
    (College of St. Benedict)
    Series 4-G 6.20% 3/1/16                             1,000,000     1,028,280
    (Hamline University)
    Series 4-I 6.00% 10/1/12                            1,250,000     1,300,788
    (Hamline University)
    Series 4-I 6.00% 10/1/16                            1,790,000     1,833,103
    (St. Catherine College)
    Series 5-N1 5.25% 10/1/22                           1,500,000     1,495,440
    (St. Thomas University)
    Series 3-R2 5.60% 9/1/14                            1,100,000     1,111,891
    (University of Minnesota)
    Series A 5.50% 7/1/21                               2,000,000     2,192,920
 +University of Minnesota,
    Inverse Floater ROLs Series II-R-29
    8.40% 7/1/21                                        5,250,000     6,262,935
    8.84% 7/1/18                                        1,920,000     2,446,483
                                                                    -----------
                                                                     17,671,840
                                                                    -----------
Hospital Revenue Bonds - 18.41%
  Bemidji Hospital Facilities Revenue
    (North County Health Services)
    6.05% 9/1/16                                          600,000       619,374
    6.05% 9/1/24                                        1,825,000     1,864,238
  Brainerd Health Care Facilities Revenue
    Benedictine Health
    (St. Joseph's Hospital)
    Series E 6.00% 2/15/12 (Connie Lee)                 2,250,000     2,303,303
  Duluth Economic Development
    Authority Health Care Facilities
    Revenue Benedictine Health System
    (St. Mary's Hospital) Series C
    6.00% 2/15/20 (Connie Lee)                          9,450,000     9,668,957
  Maplewood Healthcare Facility Revenue
    (Health East Project) 5.95% 11/15/06                2,200,000     2,192,806
  Marshall Medical Center Gross Revenue
    (Weiner Memorial Medical Center
    Project) 6.00% 11/1/28                              1,000,000     1,000,150
  Minneapolis Health Care System
    Revenue Series A
    (Allina Health System)
    5.75% 11/15/32                                      8,000,000     8,180,000
    (Fairview Health Services)
    5.625% 5/15/32                                     10,525,000    10,667,718
  Northfield Hospital Revenue
    Series C 6.00% 11/1/31                              1,500,000     1,486,755
  Rochester Health Care Facilities
    Revenue (Mayo Foundation)
    Series B 5.50% 11/15/27                               700,000       708,155

Statements                                      Delaware Tax-Free Minnesota Fund
  OF NET ASSETS (CONTINUED)


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
 +Rochester Health Care Facilities
    Revenue (Mayo Foundation),
    Inverse Floater ROLs
    Series II-R-28-A 8.40% 11/15/27                   $ 2,100,000   $ 2,148,909
    Series II-R-28-B 8.40% 11/15/27                     8,375,000     8,570,054
  St. Louis Park Health Care Facilities
    Revenue (Healthsystem of Minnesota)
    Series A 5.20% 7/1/23 (AMBAC)                      10,220,000    10,221,022
  St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (Health East Project) Series A
    5.70% 11/1/15                                       1,300,000     1,207,115
    6.625% 11/1/17                                      5,775,000     5,755,423
  Washington County Housing &
    Redevelopment Authority Hospital
    Facilities Revenue (Health East Project)
    5.50% 11/15/27                                      1,000,000       845,540
                                                                    -----------
                                                                     67,439,519
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 4.49%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Co. Project)
    6.00% 7/1/22 (MBIA)                                   750,000       759,975
    6.00% 7/1/22                                       15,500,000    15,703,515
                                                                    -----------
                                                                     16,463,490
                                                                    -----------
Miscellaneous Revenue Bonds - 2.43%
  Minneapolis Community Development
    Agency Supported Development
    Revenue Limited Tax (Common Bond
    Fund) Series 2A 7.125% 12/1/05                        325,000       332,543
  Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series A 5.00% 3/1/20                               3,000,000     3,060,900
  Richfield Commercial Development
    Revenue (Richfield Shoppes Project)
    8.375% 10/1/13                                      2,200,000     2,257,838
  St. Cloud Commercial Development
    Revenue (Northwest Center
    Association Project) 7.50% 8/1/12                   3,328,971     3,272,412
                                                                    -----------
                                                                      8,923,693
                                                                    -----------
Multi Family Housing Revenue Bonds - 12.83%
  Austin Housing & Redevelopment
    Authority Housing Gross Revenue
    (Courtyard Residence Project)
    Series A 7.25% 1/1/26                                 500,000       502,875
  Brooklyn Center Multifamily Housing
    Revenue (Ponds Family Housing
    Project-Section 8) 5.90% 1/1/20                     1,250,000     1,252,850
  Burnsville Multifamily Housing Revenue
    (Bridgeway Apartments Project)
    7.625% 2/1/24                                       3,370,000     3,370,169
  Carver County Housing & Redevelopment
    Authority Multifamily Revenue
    (Lake Grace Apartments Project)
    Series A 6.00% 7/1/28                               1,435,000     1,443,266
  Coon Rapids Multifamily Housing
    Revenue (Browns Meadow
    Manor Project) Series A
    4.70% 1/1/38 (FHA) (AMT)                            1,000,000       899,700

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds (continued)
  Dakota County Housing &
    Redevelopment Authority Multifamily
    Housing Revenue (Affordable Housing
    View Pointe Project) 6.125% 11/1/17                $2,475,000   $ 2,322,119
  Eden Prairie Multifamily Housing Revenue
    (Tanager Creek) Series A
    8.05% 6/20/31 (GNMA)                                7,605,000     8,170,051
    (Windslope Apartments Project)
    7.10% 11/1/17                                       1,585,000     1,588,012
  Hopkins Multifamily Housing Revenue
    (Hopkins Renaissance Project-
    Section 8) 6.375% 4/1/20                            1,000,000     1,030,890
  Hutchinson Multifamily Housing
    Revenue (Evergreen Apartments
    Project-Section 8) 5.75% 11/1/28                    1,000,000       915,640
  Little Canada Multifamily Housing
    Revenue (Housing Alternative
    Development Co. Project) Series A
    6.10% 12/1/17                                       1,430,000     1,399,241
    6.25% 12/1/27                                       2,900,000     2,784,435
  Minneapolis Multifamily Housing Revenue
    (Grant Street Apartments Project)
    Series A 7.25% 11/1/29                                750,000       728,528
    (Trinity Apartments-Section 8)
    Series A 6.75% 5/1/21                               1,940,000     1,890,996
  Minneapolis Multifamily Housing
    Revenue (Sumner Field) Series A
    5.50% 11/20/26 (GNMA) (AMT)                         1,045,000     1,061,521
  Park Rapids Multifamily Revenue
    (The Court Apartments
    Project-Section 8) 6.30% 2/1/20                     3,020,000     2,812,556
  St. Louis Park Multifamily
    Housing Revenue
    (Knollwood Apartments Project)
    6.25% 12/1/28 (FHA)                                 3,855,000     3,959,315
    (Westwind Apartments Project)
    5.75% 1/1/29 (GNMA)                                 3,865,000     3,900,365
  St. Paul Housing & Redevelopment
    Authority Multifamily Housing
    Revenue (900 Como Lake Project)
    Series B 7.50% 3/1/26 (FHA)                         1,000,000     1,000,000
  Stillwater Multifamily Housing Revenue
    (Stillwater Cottages Project)
    Series A 7.00% 11/1/27                              1,000,000       962,740
  Wadena Housing & Redevelopment
    Authority Multifamily Housing
    Revenue (Humphrey Manor East
    Project) 6.00% 2/1/19                               2,130,000     2,130,639
  Washington County Housing &
    Redevelopment Authority
    Governmental Revenue (Briar Pond)
    Series C 7.25% 8/20/34 (GNMA)                         985,000       932,834
  Wells Housing & Redevelopment
    Authority Housing Revenue
    (Broadway Apartments Project)
    7.00% 1/1/19                                          920,000       913,910
  Willmar Housing & Redevelopment
    Authority Multifamily Housing Revenue
    (Highland Apartments-Section 8)
    5.85% 6/1/19                                        1,050,000     1,048,814
                                                                    -----------
                                                                     47,021,466
                                                                    -----------

Statements                                      Delaware Tax-Free Minnesota Fund
  OF NET ASSETS (CONTINUED)


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Municipal Lease Revenue Bonds - 0.97%
  Beltrami County Housing &
    Redevelopment Authority Revenue
    6.20% 2/1/14                                      $ 1,010,000   $ 1,034,129
  St. Paul Port Authority Lease Revenue
    (Cedar Street Office Building Project)
    5.00% 12/1/22                                       2,500,000     2,524,725
                                                                    -----------
                                                                      3,558,854
                                                                    -----------
Political Subdivision General Obligation Bonds - 2.31%
  Dakota County Capital Improvement
    Series A 4.75% 2/1/26                               2,250,000     2,196,810
  Hennepin County Regional Railroad
    Authority 5.00% 12/1/31                             4,030,000     4,014,565
 +Minnesota State, Inverse Floater
    ROLs 6.91% 11/1/18                                  1,145,000     1,209,944
  Ramsey County State Aid Series C
    5.00% 2/1/28                                        1,060,000     1,064,622
                                                                    -----------
                                                                      8,485,941
                                                                    -----------
*Pre-Refunded Bonds - 7.30%
  Andover Commercial Development
    Revenue (Downtown Center Project)
    Series A 7.00% 12/1/12-03                           1,000,000     1,034,460
  Bloomington Tax Increment Bonds
    9.75% 2/1/08-05                                       500,000       559,205
  Faribault Independent School District
    #656 6.10% 6/1/10-04                                1,000,000     1,037,130
  Hennepin County Solid Waste
    5.75% 10/1/10-03                                    4,990,000     5,061,008
  Kenyon Wanamingo Independent
    School District #2172
    6.00% 2/1/18-05 (MBIA)                              2,350,000     2,498,403
  Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series A 6.25% 3/1/16-05                            4,400,000     4,726,568
  North St. Paul Maplewood Independent
    School District #622 Series A
    7.10% 2/1/25-05 (FSA)                              10,000,000    10,823,099
  Southern Minnesota Municipal Power
    Agency Supply System Revenue
    Series A 5.75% 1/1/18-16 (MBIA)                     1,000,000     1,023,910
                                                                    -----------
                                                                     26,763,783
                                                                    -----------
Public Power Revenue Bonds - 8.70%
  Chaska Electric Revenue Series A
    6.00% 10/1/25                                       1,000,000     1,039,970
  Northern Minnesota Municipal Power
    Agency Electric System Revenue
  ++Series A 5.85% 1/1/09 (AMBAC)                       3,815,000     3,198,305
    Series B 4.75% 1/1/20 (AMBAC)                       2,500,000     2,498,450
  Rochester Electric Utilities Revenue
    5.25% 12/1/30                                       4,915,000     4,948,471
  Shakopee Public Utilities Commission
    Public Utilities Revenue
    5.125% 2/1/26 (MBIA)                                1,000,000     1,005,270
  Southern Minnesota Municipal Power
    Agency Supply System Revenue Series A
    5.00% 1/1/12 (AMBAC)                                3,000,000     3,236,160
    5.25% 1/1/15 (AMBAC)                                2,010,000     2,195,885
    5.25% 1/1/16 (AMBAC)                                2,500,000     2,724,175
  ++5.663% 1/1/19 (MBIA)                                8,210,000     3,918,879
  ++6.136% 1/1/21 (MBIA)                                3,000,000     1,265,610

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Public Power Revenue Bonds (continued)
 +Southern Minnesota Municipal Power
    Agency Supply System Revenue,
    Inverse Floater ROLs
    Series II-R-189 7.44% 1/1/14 (AMBAC)               $2,000,000   $ 2,368,400
    Series II-R-189 7.44% 1/1/15 (AMBAC)                2,950,000     3,495,603
                                                                    -----------
                                                                     31,895,178
                                                                    -----------
School District General Obligation Bonds - 5.91%
  Bloomington Independent School
    District #271 Series B 5.00% 2/1/17                 5,300,000     5,471,560
++Farmington Independent School District
    #192 Capital Appreciation Series B
    5.424% 2/1/20 (FSA)                                 1,650,000       692,885
    5.34% 2/1/21 (FSA)                                  1,500,000       592,815
++Lakeville Independent School
    District #194 Capital Appreciation
    Series B 5.45% 2/1/19 (FSA)                         8,000,000     3,559,280
++Mahtomedi Independent School
    District #832 Capital Appreciation
    Series B 5.90% 2/1/14 (MBIA)                        1,540,000       967,505
 +Rockford Independent School
    District #883, Inverse Floater ROLs
    Series II-R-30-A 8.62% 2/1/23 (FSA)                 3,510,000     3,950,786
++Rosemont Independent School
    District #196 Capital Appreciation
    Series B
    5.931% 4/1/11 (FSA)                                 2,600,000     1,920,750
    5.961% 4/1/12 (FSA)                                 1,850,000     1,290,227
    6.008% 4/1/13 (FSA)                                 1,915,000     1,266,351
++Sartell Independent School District #748
    Capital Appreciation Series B
    5.976% 2/1/13 (MBIA)                                  540,000       358,835
    6.10% 2/1/15 (MBIA)                                 1,075,000       631,993
    6.15% 2/1/16 (MBIA)                                 1,750,000       967,890
                                                                    -----------
                                                                     21,670,877
                                                                    -----------
Single Family Housing Revenue Bonds - 2.53%
  Minnesota State Housing Finance
    Agency Single Family Mortgage
    Series A 4.30% 7/1/22 (AMT)                         3,160,000     2,844,032
    Series A 5.30% 7/1/19                                 895,000       909,562
    Series B 5.35% 1/1/33 (AMT)                         4,000,000     3,983,239
    Series J 5.90% 7/1/28 (AMT)                         1,070,000     1,093,583
  St. Louis Park Residential Mortgage
    Revenue Series A
    7.25% 4/20/23 (GNMA)                                  128,000       128,095
  St. Paul Housing & Redevelopment
    Authority Single Family Mortgage
    Revenue Series C
    6.90% 12/1/21 (FNMA)                                  325,000       325,702
                                                                    -----------
                                                                      9,284,213
                                                                    -----------
State General Obligation Bonds - 4.00%
  Minnesota State
    5.00% 11/1/20 (FSA)                                 8,175,000     8,354,768
    5.00% 8/1/21                                        2,400,000     2,445,768
 +Minnesota State, Inverse Floater ROLs
    6.91% 11/1/16                                       2,420,000     2,648,787
    6.91% 11/1/17                                       1,135,000     1,220,908
                                                                    -----------
                                                                     14,670,231
                                                                    -----------

Statements                                      Delaware Tax-Free Minnesota Fund
  OF NET ASSETS (CONTINUED)


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Tax Increment/Special Assessment Bonds - 2.35%
  Minneapolis Tax Increment
    Series E 5.00% 3/1/13                              $6,265,000   $ 6,595,541
  Rochester Tax Increment 6.50% 12/1/04                 1,000,000     1,013,350
  St. Paul Housing & Redevelopment
    Authority Tax Increment
    (Upper Landing Project) Series A
    6.80% 3/1/29                                        1,000,000       988,660
                                                                   ------------
                                                                      8,597,551
                                                                   ------------
Territorial General Obligation Bonds - 1.12%
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.125% 7/1/30 (FSA)                                 1,000,000     1,011,640
    5.125% 7/1/31                                       2,000,000     1,979,380
    5.50% 7/1/19 (MBIA)                                 1,000,000     1,111,740
                                                                   ------------
                                                                      4,102,760
                                                                   ------------
Territorial Revenue Bonds - 2.75%
  Puerto Rico Electric Power Authority
    Revenue Series X 5.50% 7/1/25                       3,080,000     3,086,160
 +Puerto Rico Electric Power Authority
    Revenue, Inverse Floater ROLs
    5.93% 7/1/19 (FSA)                                  3,050,000     3,005,287
  Puerto Rico Public Buildings Authority
    Guaranteed Government Facilities
    Revenue Series D 5.25% 7/1/36                       4,000,000     3,979,240
                                                                   ------------
                                                                     10,070,687
                                                                   ------------
Water & Sewer Revenue Bonds - 2.06%
  Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series B 4.75% 3/1/19                               2,000,000     2,008,640
 +Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLs Series II-R-31
    6.83% 3/1/14                                        5,000,000     5,551,450
                                                                   ------------
                                                                      7,560,090
                                                                   ------------
Total Municipal Bonds
  (cost $348,130,214)                                               360,500,482
                                                                   ------------

Total Market Value of Securities - 98.34%
  (cost $348,130,214)                                               360,500,482
Receivables and Other Assets
  Net of Liabilities - 1.66%                                          6,083,964
                                                                   ------------
Net Assets Applicable to 29,440,770
  Shares Outstanding - 100.00%                                     $366,584,446
                                                                   ============

Net Asset Value - Delaware Tax-Free Minnesota
  Fund Class A ($340,029,385 / 27,310,571 Shares)                        $12.45
                                                                         ------
Net Asset Value - Delaware Tax-Free Minnesota
  Fund Class B ($16,394,097 / 1,315,825 Shares)                          $12.46
                                                                         ------
Net Asset Value - Delaware Tax-Free Minnesota
  Fund Class C ($10,160,964 / 814,374 Shares)                            $12.48
                                                                         ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                               $349,128,010
Distributions in excess of net investment income                        (22,418)
Accumulated net realized gain on investments                          5,108,586
Net unrealized appreciation of investments                           12,370,268
                                                                   ------------
Total net assets                                                   $366,584,446
                                                                   ============

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

 +Inverse Floater Bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2003.

++Zero Coupon Bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
ROLs - Residual Option Longs

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Minnesota Fund
Net asset value Class A (A)                                              $12.45
Sales charge (4.50% of offering price,
  or 4.74% of amount invested per share) (B)                               0.59
                                                                         ------
Offering price                                                           $13.04
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                              Delaware Tax-Free Minnesota Insured Fund
  OF NET ASSETS (CONTINUED)             August 31, 2003


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.44%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 4.55%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series A 5.00% 1/1/28 (MBIA)                      $ 3,000,000   $ 2,995,620
    Series A 5.125% 1/1/25 (FGIC)                         100,000       100,680
    Series C 5.125% 1/1/20 (FGIC)                       2,000,000     2,049,240
    Series C 5.25% 1/1/32 (FGIC)                        6,595,000     6,646,441
                                                                    -----------
                                                                     11,791,981
                                                                    -----------
City General Obligation Bonds - 0.77%
  Moorhead Series B 5.00% 2/1/33 (MBIA)                 2,000,000     1,992,280
                                                                    -----------
                                                                      1,992,280
                                                                    -----------
Corporate-Backed Revenue Bonds - 0.63%
  Sartell Environmental Improvement
    Revenue (International Paper)
    Series A 5.20% 6/1/27                               1,800,000     1,627,182
                                                                    -----------
                                                                      1,627,182
                                                                    -----------
Escrowed to Maturity Bonds - 15.64%
  Dakota/Washington Counties Housing
    & Redevelopment Authority Anoka
    Single Family Residential Mortgage
    Revenue 8.45% 9/1/19 (GNMA) (AMT)                   9,000,000    12,530,700
  Dakota/Washington Counties Housing
    & Redevelopment Authority
    Bloomington Single Family
    Residential Mortgage Revenue
    8.15% 9/1/16 (GNMA) (MBIA) (AMT)                      405,000       549,873
    8.375% 9/1/21 (GNMA) (FHA) (AMT)                   14,115,000    19,819,435
  Southern Minnesota Municipal Power
    Agency Supply Revenue Series A
    5.75% 1/1/18 (AMBAC)                                  670,000       686,020
    5.75% 1/1/18 (MBIA)                                 3,790,000     3,880,619
  Western Minnesota Municipal Power
    Agency Supply Revenue Series A
    6.60% 1/1/10                                        2,000,000     2,298,140
    9.75% 1/1/16 (MBIA)                                   530,000       796,468
                                                                    -----------
                                                                     40,561,255
                                                                    -----------
Higher Education Revenue Bonds - 3.62%
  Minnesota State Colleges & Universities
    Revenue Series A 5.00% 10/1/22 (FSA)                5,135,000     5,185,220
  Minnesota State Higher Education
    Facilities Authority Revenue
    (St. Catherine College)
    Series 5-N1 5.00% 10/1/18                           2,200,000     2,191,838
  St. Cloud Housing & Redevelopment
    Authority Revenue (State University
    Foundation Project) 5.00% 5/1/23                    2,000,000     1,998,620
                                                                    -----------
                                                                      9,375,678
                                                                    -----------
Hospital Revenue Bonds - 16.72%
  Bemidji Health Care Facilities First
    Mortgage Revenue
    (North Country Health Services)
    5.00% 9/1/31 (RADIAN)                               1,500,000     1,483,275
  Brainerd Health Care Facilities Revenue
    Benedictine Health
    (St. Joseph's Hospital) Series E
    6.00% 2/15/12 (Connie Lee)                          1,500,000     1,535,535
    6.00% 2/15/20 (Connie Lee)                          2,000,000     2,046,340

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  Duluth Economic Development
    Authority Health Care Facilities
    Revenue Benedictine Health System
    (St. Mary's Hospital) Series C
    6.00% 2/15/20 (Connie Lee)                        $ 1,300,000   $ 1,330,121
  Minneapolis Health Care Facilities
    Revenue (Fairview Hospital &
    Healthcare Service) Series A
    5.25% 11/15/19 (MBIA)                               2,250,000     2,267,865
  Minneapolis Health Care System
    Revenue Series A
    (Allina Health System)
    5.75% 11/15/32                                     11,300,000    11,554,249
    (Fairview Health Services)
    5.625% 5/15/32                                      6,400,000     6,486,784
  Minneapolis/St. Paul Housing &
    Redevelopment Authority Health
    Care Systems Revenue Series A
    (Children's Health Care Series)
    5.50% 8/15/25 (FSA)                                 2,250,000     2,312,528
    (Healthspan Health System)
    5.00% 11/15/13 (AMBAC)                              6,490,000     6,665,360
 +Minnesota Agriculture & Economic
    Development Board Revenue
    (Fairview Hospital & Healthcare Service),
    Inverse Floater ROLs Series II-R-33
    8.84% 11/15/26 (MBIA)                               5,125,000     5,662,613
  St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (St. Paul/Ramsey Medical Center
    Project) 5.50% 5/15/13 (AMBAC)                      1,000,000     1,023,220
  Willmar (Rice Memorial Hospital
    Project) 5.00% 2/1/25 (FSA)                         1,000,000     1,007,060
                                                                    -----------
                                                                     43,374,950
                                                                    -----------
Miscellaneous Revenue Bonds - 0.78%
  Minneapolis Community Development
    Agency Supported Development
    Revenue Series G-3 5.45% 12/1/31                    2,000,000     2,018,200
                                                                    -----------
                                                                      2,018,200
                                                                    -----------
Multi Family Housing Revenue Bonds - 7.45%
  Chaska Waters Edge Multifamily Revenue
    Series A 7.30% 1/20/30 (GNMA)                       3,257,000     3,479,974
  Eagan Multifamily Revenue
    (Woodridge Apartments)
    5.90% 8/1/20 (GNMA)                                 1,000,000     1,040,070
  Hopkins Multifamily Revenue
    (Auburn Apartments Project)
    Series A 8.05% 6/20/31 (GNMA)                       3,790,000     4,066,480
  Minneapolis Multifamily Revenue
    (Bottineau Commons Project)
    5.45% 4/20/43 (GNMA) (AMT)                          1,500,000     1,506,450
    (Seward Towers Project)
    5.00% 5/20/36 (GNMA)                                4,000,000     3,909,560
  Minneapolis/St. Paul Housing Finance
    Board Revenue (Trinity Apartments)
    Series A 8.125% 12/1/14
    (GNMA) (FHA) (AMT)                                     25,000        25,016

Statements                              Delaware Tax-Free Minnesota Insured Fund
  OF NET ASSETS (CONTINUED)


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds (continued)
  Minnesota State Housing Finance
    Agency Rental Housing Revenue
    Series C-2 5.95% 2/1/15 (AMBAC)                   $ 1,882,000   $ 1,935,788
  Washington County Housing &
    Redevelopment Authority Revenue
    (Woodland Park Apartments Project)
    4.70% 10/1/32                                       2,425,000     2,276,566
  White Bear Lake Multifamily Revenue
    (Lake Square) Series A
    5.875% 2/1/15 (FHA)                                 1,055,000     1,089,224
                                                                    -----------
                                                                     19,329,128
                                                                    -----------
Municipal Lease Revenue Bonds - 3.87%
  Hopkins Housing & Redevelopment
    Authority Public Works and Fire Station
    Series A 5.00% 2/1/23 (MBIA)                        1,210,000     1,216,728
  Minneapolis Special School
    District #001 Series A
    5.00% 2/1/18 (FSA)                                  1,545,000     1,596,958
    5.00% 2/1/19 (FSA)                                  1,535,000     1,575,800
    5.00% 2/1/20 (FSA)                                  1,690,000     1,723,090
  St. Paul Port Authority Lease Revenue
    (Cedar Street Office Building Project)
    5.25% 12/1/27                                       3,840,000     3,921,831
                                                                    -----------
                                                                     10,034,407
                                                                    -----------
Political Subdivision General Obligation Bonds - 1.23%
  Dakota County Community Agency
    Governmental Housing Development
    5.00% 1/1/21                                        1,275,000     1,291,830
  Western Lake Superior Sanitation
    District Series A
    6.00% 10/1/08 (MBIA) (AMT)                            400,000       431,112
    6.10% 10/1/09 (MBIA) (AMT)                            425,000       461,690
    6.20% 10/1/10 (MBIA) (AMT)                            450,000       489,803
    6.20% 10/1/11 (MBIA) (AMT)                            475,000       511,428
                                                                    -----------
                                                                      3,185,863
                                                                    -----------
*Pre-Refunded Bonds - 8.62%
  Becker Wastewater Treatment Facility
    Series A 5.95% 2/1/14-04 (MBIA)                       500,000       510,510
  Duluth Economic Development Authority
    Health Care Facilities Revenue (Duluth
    Clinic) 6.30% 11/1/22-04 (AMBAC)                    1,060,000     1,124,490
  Hennepin County Solid Waste
    5.75% 10/1/10-03 (MBIA)                             1,800,000     1,825,614
  North St. Paul Maplewood Independent
    School District #622 Series A
    7.10% 2/1/19-05 (MBIA)                              5,935,000     6,423,510
    7.10% 2/1/25-05 (FSA)                              11,525,000    12,473,623
                                                                    -----------
                                                                     22,357,747
                                                                    -----------
Public Power Revenue Bonds - 9.05%
  Northern Municipal Power Agency
    Electric System Revenue Series B
    4.75% 1/1/20 (AMBAC)                                1,100,000     1,099,318
 +Northern Municipal Power Agency
    Electric System Revenue,
    Inverse Floater ROLs Series II-R-32
    7.97% 1/1/13 (FSA)                                  4,585,000     5,279,903
  Shakopee Public Utilities Commission
    Public Utilities Revenue
    5.125% 2/1/26 (MBIA)                                1,850,000     1,859,750

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Public Power Revenue Bonds (continued)
  Southern Minnesota Municipal Power
    Agency Supply System Revenue
    Series A
    5.00% 1/1/12 (AMBAC)                               $2,205,000   $ 2,378,578
    5.25% 1/1/15 (AMBAC)                                1,350,000     1,474,848
    5.25% 1/1/16 (AMBAC)                                5,000,000     5,448,349
 +Southern Minnesota Municipal Power
    Agency Supply System Revenue
    Inverse Floater ROLs II-R-189-B
    7.44% 1/1/16 (AMBAC)                                2,500,000     2,948,350
  Western Minnesota Municipal Power
    Agency Supply System
    5.00% 1/1/30 (MBIA)                                 3,000,000     2,984,580
                                                                    -----------
                                                                     23,473,676
                                                                    -----------
School District General Obligation Bonds - 16.92%
  Big Lake Independent School
    District #727 Series A
    5.00% 2/1/17 (FSA)                                  1,040,000     1,072,490
    5.00% 2/1/20 (FSA)                                  1,000,000     1,014,490
  Centennial Independent School District
    #012 Series A 5.00% 2/1/18 (FSA)                    1,270,000     1,312,710
  Morris Independent School District
    #769 5.00% 2/1/24 (MBIA)                            4,875,000     4,891,185
  Mounds View Independent School
    District #621
    5.00% 2/1/20 (MBIA)                                 2,970,000     3,028,153
    5.375% 2/1/24 (FGIC)                                6,170,000     6,359,973
  Osseo Independent School District
    #279 Series A 5.00% 2/1/21 (FSA)                    3,570,000     3,620,087
  Robbinsdale Independent School District
    #281 5.00% 2/1/21 (FSA)                             1,310,000     1,328,379
 +Rockford Independent School
    District #883, Inverse Floater ROLs
    Series II-R-30-B 8.57% 2/1/21 (FSA)                 1,605,000     1,823,136
++Rosemount Independent School
    District #196 Series B
    5.80% 4/1/09 (FSA)                                  1,860,000     1,545,660
    5.85% 4/1/10 (FSA)                                  2,240,000     1,755,891
++Sauk Rapids Independent School
    District #047 Series B
    5.983% 2/1/15 (FSA)                                 2,700,000     1,510,191
    6.083% 2/1/17 (FSA)                                 2,245,000     1,098,501
 +South Washington County Independent
    School District #833,
    Inverse Floater ROLs
    Series II-R-34-A 8.57% 2/1/20 (MBIA)                3,440,000     3,946,299
    Series II-R-34-B 8.57% 2/1/21 (MBIA)                3,645,000     4,140,392
  St. Michael Independent School
    District #885
    5.00% 2/1/20 (FSA)                                  1,970,000     2,008,573
    5.00% 2/1/27 (FSA)                                  3,435,000     3,440,256
                                                                    -----------
                                                                     43,896,366
                                                                    -----------
Single Family Housing Revenue Bonds - 1.02%
  Dakota County Housing &
    Redevelopment Authority Single
    Family Mortgage Revenue
    5.85% 10/1/30 (GNMA/FNMA) (AMT)                     2,090,000     2,119,971
    6.70% 10/1/17 (FNMA)                                  515,000       517,101
                                                                    -----------
                                                                      2,637,072
                                                                    -----------

Statements                              Delaware Tax-Free Minnesota Insured Fund
  OF NET ASSETS (CONTINUED)


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
State General Obligation Bonds - 2.50%
  Minnesota State 5.00% 11/1/20 (FSA)                  $5,500,000   $ 5,620,945
 +Minnesota State, Inverse Floater ROLs
    6.91% 11/1/17                                         800,000       860,552
                                                                    -----------
                                                                      6,481,497
                                                                    -----------
Tax Increment/Special Assessment Bonds - 2.51%
  Becker Tax Increment Series D
    6.25% 8/1/15 (MBIA) (AMT)                           6,300,000     6,520,374
                                                                    -----------
                                                                      6,520,374
                                                                    -----------
Territorial General Obligation Bonds - 0.21%
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.50% 7/1/19 (MBIA)                                   500,000       555,870
                                                                    -----------
                                                                        555,870
                                                                    -----------
Territorial Revenue Bonds - 1.35%
++Puerto Rico Commonwealth Highway &
    Transportation Authority
    Transportation Revenue Series A
    5.207% 7/1/18 (AMBAC)                               5,000,000     2,509,500
  Puerto Rico Electric Power Authority
    Power Revenue Series GG
    4.75% 7/1/21 (FSA)                                  1,000,000     1,000,860
                                                                    -----------
                                                                      3,510,360
                                                                    -----------
Total Municipal Bonds
  (cost $240,718,367)                                               252,723,886
                                                                    -----------

                                                        Number of
                                                         Shares
--------------------------------------------------------------------------------
Short-Term Investments - 2.56%
--------------------------------------------------------------------------------
Federated Minnesota Municipal Cash Trust                6,628,366     6,628,366
                                                                   ------------
Total Short-Term Investments
  (cost $6,628,366)                                                   6,628,366
                                                                   ------------

Total Market Value of Securities - 100.00%
  (cost $247,346,733)                                               259,352,252
Liabilities Net of Receivables and
  Other Assets - 0.00%                                                     (824)
                                                                   ------------
Net Assets Applicable to 24,147,736
  Shares Outstanding - 100.00%                                     $259,351,428
                                                                   ============

Net Asset Value - Delaware Tax-Free
  Minnesota Insured Fund Class A
  ($231,738,082 / 21,576,962 Shares)                                     $10.74
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Minnesota Insured Fund Class B
  ($15,646,754 / 1,457,975 Shares)                                       $10.73
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Minnesota Insured Fund Class C
  ($11,966,592 / 1,112,799 Shares)                                       $10.75
                                                                         ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                               $247,661,352
Accumulated net realized loss on investments                           (315,443)
Net unrealized appreciation of investments                           12,005,519
                                                                   ------------
Total net assets                                                   $259,351,428
                                                                   ============

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

 +An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2003.

++Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Minnesota Insured Fund
Net asset value Class A (A)                                              $10.74
Sales charge (4.50% of offering price,
  or 4.75% of amount invested per share) (B)                               0.51
                                                                         ------
Offering price                                                           $11.25
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                         Delaware Tax-Free Minnesota Intermediate Fund
  OF NET ASSETS (CONTINUED)        August 31, 2003


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 96.99%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 1.20%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Series 14
    5.50% 1/1/11 (AMT)                                 $  750,000    $  815,678
                                                                    -----------
                                                                        815,678
                                                                    -----------
Continuing Care/Retirement Revenue Bonds  - 4.02%
  Minneapolis Health Care Facilities
    Revenue (Jones-Harrison Residence
    Project) 5.90% 10/1/16                                125,000       120,116
  Oakdale Elderly Housing Revenue
    (PHM/Oakdale, Inc. Project)
    5.75% 3/1/18                                        1,400,000     1,360,072
  Oakdale Revenue
    (Oak Meadows Project)
    6.20% 4/1/07                                          150,000       153,062
    6.30% 4/1/08                                          260,000       265,179
    6.50% 4/1/10                                          295,000       300,387
  Rochester Nursing Home &
    Multifamily Housing Revenue
    (Samaritan Bethany, Inc.) Series A
    6.00% 5/1/04                                          300,000       297,120
    6.10% 5/1/05                                          250,000       246,295
                                                                    -----------
                                                                      2,742,231
                                                                    -----------
Escrowed to Maturity Bonds - 6.06%
  Duluth Gross Revenue (Duluth
    Entertainment) 7.00% 12/1/03                          440,000       446,741
  Metropolitan Council, Minneapolis/
    St. Paul Area Sports Facilities Revenue
    (Hubert H. Humphrey Metrodome)
    6.00% 10/1/09                                       3,520,000     3,684,701
                                                                    -----------
                                                                      4,131,442
                                                                    -----------
Higher Education Revenue Bonds - 3.98%
  Minnesota State Higher Education
    Facilities Authority Revenue
    (College of Art & Design)
    Series 5-D 6.625% 5/1/20                            1,000,000     1,070,950
    (St. Catherine College)
    Series 5-N1 5.375% 10/1/32                            500,000       497,785
  University of Minnesota Series A
    5.75% 7/1/16                                        1,000,000     1,142,390
                                                                    -----------
                                                                      2,711,125
                                                                    -----------
Hospital Revenue Bonds - 13.42%
  Bemidji Health Care Facilities First
    Mortgage Revenue
    (North Country Health Services)
    5.00% 9/1/24 (RADIAN)                               1,240,000     1,206,210
  Minneapolis Health Care System Revenue
    (Allina Health System)
    Series A 5.75% 11/15/32                             3,000,000     3,067,500
    (Fairview Health Services)
    Series A 5.625% 5/15/32                             2,750,000     2,787,290
  St. Paul Housing & Redevelopment
    Authority Hospital Revenue (Health
    East Project) Series B 5.85% 11/1/17                1,160,000     1,074,438
  Willmar (Rice Memorial Hospital Project)
    5.00% 2/1/22 (FSA)                                  1,000,000     1,013,090
                                                                    -----------
                                                                      9,148,528
                                                                    -----------

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Investor Owned Utilities Revenue Bonds - 3.71%
  Eveleth Industrial Development Revenue
    (Minnesota Power & Light Co. Project)
    Series A 6.125% 1/1/04                             $2,500,000    $2,532,400
                                                                    -----------
                                                                      2,532,400
                                                                    -----------
Miscellaneous Revenue Bonds - 5.48%
  Minneapolis Art Center Facilities
    Revenue (Walker Art Center Project)
    5.125% 7/1/21                                       2,250,000     2,284,965
  Minneapolis Community Development
    Agency Supported Revenue
    Common Bond Fund Series 4
    6.20% 6/1/17 (AMT)                                  1,055,000     1,084,930
  Richfield Shoppes Commercial
    Development Revenue (Richfield
    Shoppes Project) 7.50% 10/1/04                        365,000       367,967
                                                                    -----------
                                                                      3,737,862
                                                                    -----------
Multi Family Housing Revenue Bonds - 6.59%
  Minneapolis Multifamily Revenue
    (Seward Towers Project)
    5.00% 5/20/36 (GNMA)                                1,000,000       977,390
    (Trinity Apartments-Section 8)
    Series A 6.75% 5/1/21                               2,775,000     2,704,904
  Park Rapids Multifamily Revenue
    (The Court Apartments Project-
    Section 8) 6.05% 8/1/12                               845,000       808,504
                                                                    -----------
                                                                      4,490,798
                                                                    -----------
Municipal Lease Revenue Bonds - 5.95%
  Beltrami County Housing &
    Redevelopment Authority Revenue
    5.90% 2/1/08                                          355,000       368,983
    6.00% 2/1/09                                          380,000       393,532
    6.00% 2/1/10                                          405,000       417,320
    6.10% 2/1/11                                          430,000       442,113
  Edina Housing & Redevelopment
    Authority Public Project Revenue
    5.125% 2/1/19                                       1,000,000     1,012,920
  Hibbing Economic Development
    Authority Revenue (Hibbing Lease
    Obligation) 6.10% 2/1/08                              650,000       683,820
  St. Paul Port Authority Lease Revenue
    (Robert Street Site) 5.25% 12/1/27                    725,000       740,450
                                                                    -----------
                                                                      4,059,138
                                                                    -----------
Political Subdivision General Obligation Bonds - 8.61%
  Dakota County Series A
    4.75% 2/1/17                                        1,000,000     1,020,340
    5.00% 2/1/13                                        1,125,000     1,213,841
  Hennepin County
    Series A 4.50% 12/1/17                              1,000,000     1,003,320
    Series B 4.75% 12/1/14                              1,000,000     1,040,060
  Ramsey County Series B 5.25% 2/1/11                   1,445,000     1,596,277
                                                                    -----------
                                                                      5,873,838
                                                                    -----------
*Pre-Refunded Bonds - 2.64%
  Andover Commercial Development
    Revenue (Downtown Center Project)
    Series A 6.50% 12/1/06-03                           1,480,000     1,529,121
  Duluth Gross Revenue (Duluth
    Entertainment) 7.30% 12/1/06-04                       250,000       273,535
                                                                    -----------
                                                                      1,802,656
                                                                    -----------

Statements                         Delaware Tax-Free Minnesota Intermediate Fund
  OF NET ASSETS (CONTINUED)


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Public Power Revenue Bonds - 5.99%
  Southern Minnesota Municipal Power
    Agency Supply System
    Revenue Series A
    5.00% 1/1/12 (AMBAC)                               $1,000,000   $ 1,078,720
    5.25% 1/1/15 (AMBAC)                                1,000,000     1,092,480
    5.25% 1/1/16 (AMBAC)                                  775,000       844,494
  Western Minnesota Municipal Power
    Agency Revenue Series B
    5.00% 1/1/15 (MBIA)                                 1,000,000     1,069,200
                                                                    -----------
                                                                      4,084,894
                                                                    -----------
School District General Obligation Bonds - 17.81%
  Big Lake Independent School
    District #727 Series C
    5.00% 2/1/16 (FSA)                                  1,180,000     1,229,312
    5.00% 2/1/17 (FSA)                                  1,000,000     1,035,370
  Centennial Independent School
    District #012 Series A
    5.00% 2/1/18 (FSA)                                  1,000,000     1,033,630
    5.00% 2/1/20 (FSA)                                    750,000       764,685
  Hopkins Independent School
    District #270 5.125% 2/1/17 (FGIC)                  2,000,000     2,100,480
  Moorhead Independent School
    District #152 5.00% 4/1/10 (FGIC)                   2,585,000     2,821,657
  Osseo Independent School
    District #279 Series A
    5.00% 2/1/21 (FSA)                                  1,500,000     1,521,045
  South Washington County Independent
    School District #833 Series B
    5.00% 2/1/16 (FSA)                                  1,560,000     1,634,740
                                                                    -----------
                                                                     12,140,919
                                                                    -----------
Single Family Housing Revenue Bonds - 1.51%
  Minnesota State Housing Finance
    Agency Single Family Housing
    Series J 5.90% 7/1/28 (AMT)                           980,000     1,001,599
  St. Paul Housing & Redevelopment
    Authority Single Family Mortgage
    Revenue Series C
    6.90% 12/1/21 (FNMA)                                   25,000        25,054
                                                                    -----------
                                                                      1,026,653
                                                                    -----------
State General Obligation Bonds - 8.56%
  Minnesota State 5.00% 8/1/21                          3,050,000     3,108,164
 +Minnesota State, Inverse Floater ROLs
    6.91% 11/1/16                                       2,000,000     2,189,080
    6.91% 11/1/17                                         500,000       537,845
                                                                    -----------
                                                                      5,835,089
                                                                    -----------
Territorial Revenue Bonds - 1.46%
 +Puerto Rico Electric Power Authority
    Revenue, Inverse Floater ROLs
    5.93% 7/1/19 (FSA)                                    500,000       492,670
  Puerto Rico Public Buildings Authority
    Revenue Series D 5.25% 7/1/27                         500,000       500,770
                                                                    -----------
                                                                        993,440
                                                                    -----------
Total Municipal Bonds (cost $64,903,153)                             66,126,691
                                                                    -----------

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Short-Term Investments - 3.30%
--------------------------------------------------------------------------------
Federated Minnesota Municipal Cash Trust                2,252,959   $ 2,252,959
                                                                    -----------
Total Short-Term Investments
  (cost $2,252,959)                                                   2,252,959
                                                                    -----------

Total Market Value of Securities - 100.29%
  (cost $67,156,112)                                                 68,379,650
Liabilities Net of Receivables and
  Other Assets - (0.29%)                                               (198,583)
                                                                    -----------
Net Assets Applicable to 6,415,078
  Shares Outstanding - 100.00%                                      $68,181,067
                                                                    -----------

Net Asset Value - Delaware Tax-Free Minnesota
  Intermediate Fund Class A
  ($57,635,498 / 5,424,384 Shares)                                       $10.63
                                                                         ------
Net Asset Value - Delaware Tax-Free Minnesota
  Intermediate Fund Class B
  ($4,001,570 / 375,725 Shares)                                          $10.65
                                                                         ------
Net Asset Value - Delaware Tax-Free Minnesota
  Intermediate Fund Class C
  ($6,543,999 / 614,969 Shares)                                          $10.64
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $69,064,649
Undistributed net investment income                                       1,470
Accumulated net realized loss on investments                         (2,108,590)
Net unrealized appreciation of investments                            1,223,538
                                                                    -----------
Total net assets                                                    $68,181,067
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2003.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by Financial Guaranty Insurance Company
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN -- Insured by Radian Asset Assurance
ROLs - Residual Option Longs

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Minnesota Intermediate Fund
Net asset value Class A (A)                                              $10.63
Sales charge (2.75% of offering price,
  or 2.82% of amount invested per share) (B)                               0.30
                                                                         ------
Offering price                                                           $10.93
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                     Delaware Minnesota High-Yield Municipal Bond Fund
  OF NET ASSETS (CONTINUED)    August 31, 2003


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.05%
--------------------------------------------------------------------------------
Airline Revenue Bonds - 1.39%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Special Facilities
    Revenue (Northwest Airlines, Inc.
    Project) Series A 7.00% 4/1/25 (AMT)               $1,000,000    $  830,120
                                                                    -----------
                                                                        830,120
                                                                    -----------
Airport Revenue Bonds - 3.33%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    5.00% 1/1/28 Series A (MBIA)                        2,000,000     1,997,080
                                                                    -----------
                                                                      1,997,080
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 22.52%
  Buhl Nursing Home Revenue (Forest
    Health Services Project) Series A
    6.75% 8/1/33                                        1,000,000       972,420
  Coon Rapids Senior Housing Revenue
    (Epiphany Senior Citizens Project)
    6.00% 11/1/28                                       2,455,000     2,050,244
  Mankato Health Facilities Revenue
    (Mankato Lutheran Homes Project)
    Series A 6.875% 10/1/26                               300,000       295,038
  Minneapolis Health Care Facility Revenue
    (Jones-Harrison Residence Project)
    6.00% 10/1/27                                       1,000,000       910,280
  Minnesota Agriculture & Economic
    Development Board Revenue
    (Benedictine Health Systems)
    5.75% 2/1/29                                        1,000,000       926,040
  Minnetonka Housing Facilities Revenue
    (Beacon Hill Senior Housing Project,
    Presbyterian Homes & Services)
    7.55% 6/1/19                                          200,000       201,638
  Moorhead Economic Development
    Authority Multifamily Revenue
    (Eventide Lutheran Home Project)
    Series B 6.00% 6/1/18                                 870,000       871,897
  Northfield Health Care Facilities Revenue
    (Northfield Retirement Center Project)
    Series A 6.00% 5/1/28                               1,405,000     1,315,473
  Oakdale Elderly Housing Revenue
    (PHM/Oakdale, Inc. Project)
    6.00% 3/1/28                                        1,800,000     1,703,448
  Perham Hospital District Senior
    Congregate Housing Facilities
    Revenue (Briarwood Project)
    6.25% 11/1/22                                         620,000       553,009
  Rochester Multifamily Revenue
    (Wedum Shorewood Campus)
    6.60% 6/1/36                                        1,000,000       987,970
  Shoreview Elderly Housing Revenue
    (PHM/Shoreview, Inc. Project)
    6.15% 12/1/33                                       1,250,000     1,216,750
  Twin Valley Congregate Housing Revenue
    (Living Options, Inc. Project)
    5.95% 11/1/28                                       1,825,000     1,496,135
                                                                    -----------
                                                                     13,500,342
                                                                    -----------
Corporate-Backed Revenue Bonds - 5.95%
  Cloquet Pollution Control Revenue
    (Potlatch Corp. Projects)
    5.90% 10/1/26                                       1,700,000     1,466,488

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Corporate-Backed Revenue Bonds (continued)
  International Falls Solid Waste Disposal
    Revenue (Boise Cascade Corp. Project)
    6.85% 12/1/29 (AMT)                                $1,000,000    $  985,370
  Red Wing Industrial Development
    Revenue (Kmart Corp. Project)
    5.50% 7/1/08                                          300,000       205,875
  Sartell Environmental Improvement
    Revenue (International Paper)
    Series A 5.20% 6/1/27                               1,000,000       903,990
                                                                    -----------
                                                                      3,561,723
                                                                    -----------
Higher Education Revenue Bonds - 6.56%
  Minnesota State Higher Education
    Facilities Authority Revenue
    (College of Art & Design)
    Series 5-D 6.75% 5/1/26                               500,000       535,185
    (St. Catherine College)
    Series 5-N1 5.375% 10/1/32                          2,500,000     2,488,925
    (St. Mary's College)
    Series 3-Q 6.15% 10/1/23                              900,000       909,333
                                                                    -----------
                                                                      3,933,443
                                                                    -----------
Hospital Revenue Bonds - 12.55%
  Bermidji Health Care Facilities First
    Meeting Revenue
    (North Country Health Services)
    5.00% 9/1/31 (RADIAN)                               1,100,000     1,087,735
  Minneapolis Health Care System
    Revenue Series A
    (Allina Health System)
    5.75% 11/15/32                                      2,500,000     2,556,250
    (Fairview Health Services)
    5.625% 5/15/32                                      2,450,000     2,483,222
  St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (Health East Project)
    Series A 5.70% 11/1/15                                800,000       742,840
    Series B 5.85% 11/1/17                                250,000       231,560
    Series B 6.625% 11/1/17                               425,000       423,559
                                                                    -----------
                                                                      7,525,166
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 2.54%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Co.
    Project) 6.00% 7/1/22                               1,500,000     1,519,695
                                                                    -----------
                                                                      1,519,695
                                                                    -----------
Multi Family Housing Revenue Bonds - 22.92%
  Brooklyn Center Multifamily Housing
    Revenue (Four Courts Apartments
    Project) Series A 7.50% 6/1/25 (AMT)                  370,000       344,196
  Chanhassen Multifamily Housing
    Revenue (Heritage Park Project-
    Section 8) 6.20% 7/1/30 (FHA) (AMT)                   300,000       304,452
  Chaska Multifamily Housing Revenue
    (West Suburban Housing Partners
    Project) 5.875% 3/1/31 (AMT)                        1,000,000       885,580
  Coon Rapids Multifamily Housing
    Revenue (Browns Meadow
    Manor Project) Series A
    4.70% 1/1/38 (FHA) (AMT)                            1,000,000       899,700

Statements                     Delaware Minnesota High-Yield Municipal Bond Fund
  OF NET ASSETS (CONTINUED)


                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds (continued)
  Hutchinson Multifamily Housing
    Revenue (Evergreen Apartments
    Project-Section 8) 5.75% 11/1/28                   $2,200,000   $ 2,014,408
  Little Canada Multifamily Housing
    Revenue (Housing Alternative
    Development Co. Project)
    Series A 6.25% 12/1/27                              1,250,000     1,200,188
  Minneapolis Multifamily
    Housing Revenue
    (Grant Street Apartments Project)
    Series A 7.25% 11/1/29                              2,085,000     2,025,306
    (Olson Townhomes Project)
    6.00% 12/1/19 (AMT)                                 1,675,000     1,644,163
  St. Anthony Multifamily Housing
    Revenue (Chandler Place Project)
    Series A 6.05% 11/20/16 (FHA)(GNMA)                   135,000       147,425
  St. Cloud Housing & Redevelopment
    Authority Revenue (Sterling
    Heights Apartments Project)
    7.55% 4/1/39 (AMT)                                  1,530,000     1,494,795
  St. Paul Housing & Redevelopment
    Authority Multifamily Housing
    Revenue (Grotto Housing Project)
    5.50% 9/20/44 (GNMA)                                  750,000       743,925
  Stillwater Multifamily Revenue
    (Stillwater Cottages Project) Series A
    6.75% 11/1/11                                         205,000       206,482
    7.00% 11/1/16 (AMT)                                   680,000       672,432
    7.00% 11/1/27                                         340,000       327,332
  Washington County Housing &
    Redevelopment Authority
    Governmental Revenue (Briar
    Pond Project) Series B
    7.125% 8/20/34 (GNMA)                                 870,000       825,439
                                                                    -----------
                                                                     13,735,823
                                                                    -----------
Municipal Lease Revenue Bonds - 3.36%
  Beltrami County Housing &
    Redevelopment Authority Revenue
    6.10% 2/1/12                                          460,000       471,873
  Hibbing Economic Development
    Authority Revenue (Hibbing Lease
    Obligation Project) 6.40% 2/1/12                      530,000       519,723
  Rice County Certificates of Participation
    Series A 6.00% 12/1/21                                125,000       128,796
  St. Paul Housing & Redevelopment
    Authority Lease Revenue (Acorn
    Dual Language Community Project)
    6.60% 11/1/24                                       1,000,000       890,130
                                                                    -----------
                                                                      2,010,522
                                                                    -----------
Political Subdivision General Obligation Bonds - 2.54%
  Perham Disposal System
    6.00% 5/1/22 (AMT)                                  1,500,000     1,519,605
                                                                    -----------
                                                                      1,519,605
                                                                    -----------
*Pre-Refunded Bonds - 3.34%
  Andover Commercial Development
    Revenue (Downtown Center Project)
    Series A 7.00% 12/1/12-03                           1,640,000     1,696,514

--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
 *Pre-Refunded Bonds (continued)
    Glencoe Health Care Revenue
    6.40% 12/1/15-05                                   $  275,000    $  303,295
                                                                    -----------
                                                                      1,999,809
                                                                    -----------
Public Power Revenue Bonds - 1.82%
  Southern Minnesota Municipal Power
    Agency Supply System Revenue
    Series A 5.25% 1/1/16 (AMBAC)                       1,000,000     1,089,670
                                                                    -----------
                                                                      1,089,670
                                                                    -----------
Recreational Area Revenue Bonds - 0.58%
  Woodbury Gross Revenue (Golf Course
    Bonds) 6.75% 2/1/22                                   365,000       347,111
                                                                    -----------
                                                                        347,111
                                                                    -----------
Single Family Housing Revenue Bonds - 2.70%
  Minnesota State Housing Finance
    Agency Single Family Mortgage
    Series E 6.25% 1/1/23 (AMT)                            55,000        56,761
    Series J 5.90% 7/1/28 (AMT)                         1,465,000     1,497,288
    Series M 5.875% 1/1/17                                 60,000        62,815
                                                                    -----------
                                                                      1,616,864
                                                                    -----------
State General Obligation Bonds - 1.80%
 +Minnesota State, Inverse Floater ROLs
    6.91% 11/1/17                                       1,000,000     1,075,690
                                                                    -----------
                                                                      1,075,690
                                                                    -----------
Tax Increment/Special Assessment Bonds - 1.65%
  St. Paul Housing & Redevelopment
    Authority Tax Increment
    (Upper Landing Project)
    Series A 6.80% 3/1/29                               1,000,000       988,660
                                                                    -----------
                                                                        988,660
                                                                    -----------
Territorial Revenue Bonds - 2.50%
  Puerto Rico Commonwealth Highway &
    Transportation Authority
    Transportation Revenue Series D
    5.25% 7/1/38                                          500,000       495,615
  Puerto Rico Electric Power Authority
    Revenue Series II 5.25% 7/1/31                      1,000,000     1,000,310
                                                                    -----------
                                                                      1,495,925
                                                                    -----------
Total Municipal Bonds (cost $60,545,989)                             58,747,248
                                                                    -----------

                                                        Number of
                                                         Shares
--------------------------------------------------------------------------------
Short-Term Investments - 0.42%
--------------------------------------------------------------------------------
Federated Minnesota Municipal Cash Trust                  250,264       250,264
                                                                    -----------
Total Short-Term Investments
  (cost $250,264)                                                       250,264
                                                                    -----------

Statements                     Delaware Minnesota High-Yield Municipal Bond Fund
  OF NET ASSETS (CONTINUED)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Market Value of Securities - 98.47%
  (cost $60,796,253)                                                $58,997,512
Receivables and Other Assets
  Net of Liabilities - 1.53%                                            913,860
                                                                    -----------
Net Assets Applicable to 6,040,460
  Shares Outstanding - 100.00%                                      $59,911,372
                                                                    ===========

Net Asset Value - Delaware Minnesota
  High-Yield Municipal Bond Fund Class A
  ($36,644,367 / 3,697,050 Shares)                                        $9.91
                                                                          -----
Net Asset Value - Delaware Minnesota
  High-Yield Municipal Bond Fund Class B
  ($12,513,407 / 1,260,298 Shares)                                        $9.93
                                                                          -----
Net Asset Value - Delaware Minnesota
  High-Yield Municipal Bond Fund Class C
  ($10,753,598 / 1,083,112 Shares)                                        $9.93
                                                                          -----


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $63,877,311
Accumulated net realized loss on investments                         (2,167,198)
Net unrealized depreciation of investments                           (1,798,741)
                                                                    -----------
Total net assets                                                    $59,911,372
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2003.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FHA - Insured by the Federal Housing Administration
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN --Insured by Radian Asset Assurance
ROLs - Residual Option Longs

Net Asset Value and Offering Price per Share -
Delaware Minnesota High-Yield Municipal Bond Fund
Net asset value Class A (A)                                              $ 9.91
Sales charge (4.50% of offering price,
or 4.74% of amount invested per share) (B)                                 0.47
                                                                         ------
Offering price                                                           $10.38
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                               Delaware Minnesota Municipal Bond Funds
  OF OPERATIONS                          Year Ended August 31, 2003

                                                            Delaware         Delaware            Delaware            Delaware
                                                            Tax-Free    Tax-Free Minnesota  Tax-Free Minnesota  Minnesota High-Yield
                                                         Minnesota Fund    Insured Fund     Intermediate Fund    Municipal Bond Fund
Investment Income:
  Interest                                                 $22,263,363      $14,446,722          $3,336,757          $3,657,164
                                                           -----------      -----------          ----------          ----------

Expenses:
  Management fees                                            2,085,202        1,326,132             321,881             322,838
  Distribution expenses -- Class A                             881,282          600,980             129,521              90,569
  Distribution expenses -- Class B                             173,135          155,249              34,531             128,924
  Distribution expenses -- Class C                              92,992           92,295              56,475              95,095
  Dividend disbursing and transfer agent fees and expenses     215,321          149,208              44,614              42,241
  Accounting and administration expenses                       168,907          118,096              28,604              26,056
  Registration fees                                             28,250           21,700              24,345               6,000
  Reports and statements to shareholders                        49,992           39,084              12,408               8,280
  Professional fees                                             57,991           43,600              10,442              11,744
  Custodian fees                                                17,937           15,810               3,358              30,700
  Trustees' fees                                                21,100           12,880               9,057               3,000
  Other                                                        104,146           75,357              14,961              15,760
                                                           -----------      -----------          ----------          ----------
                                                             3,896,255        2,650,391             690,197             781,207
                                                           -----------      -----------          ----------          ----------
  Less expenses absorbed or waived                                  --               --             (13,205)           (171,544)
  Less waived distribution expenses -- Class A                      --               --             (46,773)                 --
  Less expenses paid indirectly                                 (9,530)          (7,342)             (1,777)             (1,679)
                                                           -----------      -----------          ----------          ----------
  Total expenses                                             3,886,725        2,643,049             628,442             607,984
                                                           -----------      -----------          ----------          ----------
Net Investment Income                                       18,376,638       11,803,673           2,708,315           3,049,180
                                                           -----------      -----------          ----------          ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments                    4,703,590        2,440,481             121,249            (441,678)
  Net change in unrealized appreciation/depreciation
    of investments                                          (9,247,345)      (7,468,306)           (834,692)            259,426
                                                           -----------      -----------          ----------          ----------
Net Realized and Unrealized Loss on Investments             (4,543,755)      (5,027,825)           (713,443)           (182,252)
                                                           -----------      -----------          ----------          ----------

Net Increase in Net Assets Resulting from Operations       $13,832,883      $ 6,775,848          $1,994,872          $2,866,928
                                                           ===========      ===========          ==========          ==========

See accompanying notes

Statements                               Delaware Minnesota Municipal Bond Funds
  OF CHANGES IN NET ASSETS

                                                                      Delaware Tax-Free               Delaware Tax-Free
                                                                       Minnesota Fund               Minnesota Insured Fund

                                                                         Year Ended                      Year Ended
                                                                   8/31/03        8/31/02           8/31/03       8/31/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                         $ 18,376,638   $ 19,002,863      $ 11,803,673   $ 11,943,243
  Net realized gain on investments                                 4,703,590        589,019         2,440,481        722,262
  Net change in unrealized
    appreciation/depreciation of investments                      (9,247,345)       565,559        (7,468,306)       240,814
                                                                ------------   ------------      ------------   ------------
  Net increase in net assets resulting from operations            13,832,883     20,157,441         6,775,848     12,906,319
                                                                ------------   ------------      ------------   ------------

Dividends and Distributions to Shareholders from:
  Net Investment Income:
    Class A                                                      (17,359,077)   (17,911,817)      (10,931,097)   (11,176,754)
    Class B                                                         (721,989)      (707,294)         (589,404)      (524,370)
    Class C                                                         (387,137)      (284,214)         (348,888)      (196,922)

Net realized gain on investments:
    Class A                                                         (252,735)            --                --             --
    Class B                                                          (12,269)            --                --             --
    Class C                                                           (5,766)            --                --             --
                                                                ------------   ------------      ------------   ------------
                                                                 (18,738,973)   (18,903,325)      (11,869,389)   (11,898,046)
                                                                ------------   ------------      ------------   ------------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                       20,342,994     16,869,206        14,811,513     10,427,770
    Class B                                                        2,106,724      2,632,871         3,424,019      2,661,996
    Class C                                                        3,551,273      2,604,707         6,800,660      2,822,791

Net asset value of shares issued upon reinvestment
  of dividends and distributions:
    Class A                                                       10,937,095     11,179,488         7,014,830      7,231,300
    Class B                                                          495,977        471,933           430,103        373,487
    Class C                                                          299,072        217,770           235,167        151,192
                                                                ------------   ------------      ------------   ------------
                                                                  37,733,135     33,975,975        32,716,292     23,668,536
                                                                ------------   ------------      ------------   ------------
Cost of shares repurchased:
    Class A                                                      (43,234,963)   (35,702,678)      (25,326,599)   (21,492,616)
    Class B                                                       (3,026,712)    (2,059,640)       (2,239,993)    (1,496,479)
    Class C                                                       (1,226,713)    (1,223,771)         (892,572)    (1,213,668)
                                                                ------------   ------------      ------------   ------------
                                                                 (47,488,388)   (38,986,089)      (28,459,164)   (24,202,763)
                                                                ------------   ------------      ------------   ------------
Increase in net assets derived from capital share transactions    (9,755,253)    (5,010,114)        4,257,128       (534,227)
                                                                ------------   ------------      ------------   ------------
Net Increase (Decrease) in Net Assets                            (14,661,343)    (3,755,998)         (836,413)       474,046

Net Assets:
    Beginning of year                                            381,245,789    385,001,787       260,187,841    259,713,795
                                                                ------------   ------------      ------------   ------------
    End of year                                                 $366,584,446   $381,245,789      $259,351,428   $260,187,841
                                                                ============   ============      ============   ============

See accompanying notes

Statements                               Delaware Minnesota Municipal Bond Funds
  OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      Delaware Tax-Free         Delaware Minnesota High-Yield
                                                                Minnesota Intermediate Fund          Municipal Bond Fund

                                                                         Year Ended                      Year Ended
                                                                   8/31/03        8/31/02           8/31/03       8/31/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                          $ 2,708,315    $ 2,606,574       $ 3,049,180    $ 3,032,627
  Net realized gain (loss) on investments                            121,249       (371,946)         (441,678)      (265,718)
  Net change in unrealized appreciation/depreciation of
    investments                                                     (834,692)     1,111,501           259,426        565,582
                                                                ------------   ------------      ------------   ------------
  Net increase in net assets resulting from operations             1,994,872      3,346,129         2,866,928      3,332,491
                                                                ------------   ------------      ------------   ------------

Dividends and Distributions to Shareholders from:
  Net Investment Income:
    Class A                                                       (2,403,125)    (2,352,222)       (2,027,800)    (2,008,681)
    Class B                                                         (120,101)       (91,385)         (625,130)      (665,433)
    Class C                                                         (196,496)      (150,720)         (458,610)      (369,795)
                                                                ------------   ------------      ------------   ------------
                                                                  (2,719,722)    (2,594,327)       (3,111,540)    (3,043,909)
                                                                ------------   ------------      ------------   ------------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                       10,958,724      7,136,136         5,099,181      3,612,856
    Class B                                                        1,577,749      1,246,593         1,173,857      1,749,876
    Class C                                                        3,741,280      2,492,197         3,744,773      2,087,799

  Net asset value of shares issued upon reinvestment of
    dividends and distributions:
    Class A                                                        1,833,098      1,785,882         1,128,540      1,136,703
    Class B                                                           75,061         48,722           357,176        377,589
    Class C                                                          154,874        136,215           270,604        217,254
                                                                ------------   ------------      ------------   ------------
                                                                  18,340,786     12,845,745        11,774,131      9,182,077
                                                                ------------   ------------      ------------   ------------
  Cost of shares repurchased:
    Class A                                                       (5,595,854)    (7,630,163)       (4,314,157)    (4,666,875)
    Class B                                                         (454,699)      (920,238)       (2,339,040)    (1,750,937)
    Class C                                                       (2,156,934)      (865,466)       (1,049,878)    (1,322,121)
                                                                ------------   ------------      ------------   ------------
                                                                  (8,207,487)    (9,415,867)       (7,703,075)    (7,739,933)
                                                                ------------   ------------      ------------   ------------
Increase in net assets derived from capital share
  transactions                                                    10,133,299      3,429,878         4,071,056      1,442,144
                                                                ------------   ------------      ------------   ------------
Net Increase in Net Assets                                         9,408,449      4,181,680         3,826,444      1,730,726

Net Assets:
  Beginning of year                                               58,772,618     54,590,938        56,084,928     54,354,202
                                                                ------------   ------------      ------------   ------------
  End of year                                                    $68,181,067    $58,772,618       $59,911,372    $56,084,928
                                                                ============   ============      ============   ============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Minnesota Fund Class A
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                               $12.610     $12.570      $12.120     $12.230      $13.020

Income (loss) from investment operations:
Net investment income                                                0.622       0.634        0.615       0.617        0.628
Net realized and unrealized gain (loss) on investments              (0.148)      0.037        0.450      (0.110)      (0.752)
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     0.474       0.671        1.065       0.507       (0.124)
                                                                   -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                               (0.625)     (0.631)      (0.615)     (0.617)      (0.626)
Net realized gain on investments                                    (0.009)         --           --          --       (0.040)
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (0.634)     (0.631)      (0.615)     (0.617)      (0.666)
                                                                   -------     -------      -------     -------      -------

Net asset value, end of period                                     $12.450     $12.610      $12.570     $12.120      $12.230
                                                                   =======     =======      =======     =======      =======

Total return(1)                                                      3.80%       5.54%        9.02%       4.39%       (1.06%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $340,029    $356,522     $363,033    $355,573     $394,144
Ratio of expenses to average net assets                              0.97%       0.98%        1.00%       1.01%        0.94%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           0.97%       0.98%        1.00%       1.06%        0.94%
Ratio of net investment income to average net assets                 4.90%       5.11%        5.00%       5.20%        4.89%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           4.90%       5.11%        5.00%       5.15%        4.89%
Portfolio turnover                                                     27%         13%          10%         35%          17%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. An expense limitation was in effect for all classes through August 31, 2001. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Minnesota Fund Class B
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                               $12.620     $12.580      $12.120     $12.240      $13.020

Income (loss) from investment operations:
Net investment income                                                0.529       0.540        0.523       0.525        0.527
Net realized and unrealized gain (loss) on investments              (0.150)      0.037        0.460      (0.120)      (0.740)
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     0.379       0.577        0.983       0.405       (0.213)
                                                                   -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                               (0.530)     (0.537)      (0.523)     (0.525)      (0.527)
Net realized Gain on investments                                    (0.009)         --           --          --       (0.040)
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (0.539)     (0.537)      (0.523)     (0.525)      (0.567)
                                                                   -------     -------      -------     -------      -------

Net asset value, end of period                                     $12.460     $12.620      $12.580     $12.120      $12.240
                                                                   =======     =======      =======     =======      =======

Total return(1)                                                      3.02%       4.75%        8.29%       3.50%       (1.74%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $16,394     $17,043      $15,927     $13,412      $13,312
Ratio of expenses to average net assets                              1.72%       1.73%        1.75%       1.76%        1.69%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           1.72%       1.73%        1.75%       1.81%        1.69%
Ratio of net investment income to average net assets                 4.15%       4.36%        4.25%       4.45%        4.14%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           4.15%       4.36%        4.25%       4.40%        4.14%
Portfolio turnover                                                     27%         13%          10%         35%          17%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. An expense limitation was in effect for all classes through August 31, 2001. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Minnesota Fund Class C
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                               $12.640     $12.590      $12.140     $12.250      $13.040

Income (loss) from investment operations:
Net investment income                                                0.529       0.540        0.523       0.527        0.536
Net realized and unrealized gain (loss) on investments              (0.151)      0.047        0.450      (0.110)      (0.756)
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     0.378       0.587        0.973       0.417       (0.220)
                                                                   -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                               (0.529)     (0.537)      (0.523)     (0.527)      (0.530)
Net realized gain on investments                                    (0.009)         --           --          --       (0.040)
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (0.538)     (0.537)      (0.523)     (0.527)      (0.570)
                                                                   -------     -------      -------     -------      -------

Net asset value, end of period                                     $12.480     $12.640      $12.590     $12.140      $12.250
                                                                   =======     =======      =======     =======      =======

Total return(1)                                                      3.01%       4.82%        8.20%       3.60%       (1.80%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $10,161      $7,682       $6,042      $6,156       $6,814
Ratio of expenses to average net assets                              1.72%       1.73%        1.75%       1.76%        1.69%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           1.72%       1.73%        1.75%       1.81%        1.69%
Ratio of net investment income to average net assets                 4.15%       4.36%        4.25%       4.45%        4.14%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           4.15%       4.36%        4.25%       4.40%        4.14%
Portfolio turnover                                                     27%         13%          10%         35%          17%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. An expense limitation was in effect for all classes through August 31, 2001. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free Minnesota Insured Fund Class A
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                               $10.940     $10.900      $10.480     $10.520      $11.050

Income (loss) from investment operations:
Net investment income                                                0.498       0.514        0.514       0.507        0.518
Net realized and unrealized gain (loss) on investments              (0.197)      0.038        0.421      (0.041)      (0.530)
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     0.301       0.552        0.935       0.466       (0.012)
                                                                   -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                               (0.501)     (0.512)      (0.515)     (0.506)      (0.518)
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (0.501)     (0.512)      (0.515)     (0.506)      (0.518)
                                                                   -------     -------      -------     -------      -------

Net asset value, end of period                                     $10.740     $10.940      $10.900     $10.480      $10.520
                                                                   =======     =======      =======     =======      =======

Total return(1)                                                      2.75%       5.25%        9.14%       4.63%       (0.17%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $231,738    $239,763     $242,716    $238,486     $268,507
Ratio of expenses to average net assets                              0.93%       0.96%        0.90%       1.00%        0.94%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           0.93%       0.96%        0.90%       1.01%        0.94%
Ratio of net investment income to average net assets                 4.52%       4.78%        4.82%       4.93%        4.74%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           4.52%       4.78%        4.82%       4.92%        4.74%
Portfolio turnover                                                     30%         15%           7%         35%           4%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free Minnesota Insured Fund Class B
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                               $10.940     $10.890      $10.470     $10.510      $11.040

Income (loss) from investment operations:
Net investment income                                                0.415       0.433        0.434       0.431        0.436
Net realized and unrealized gain (loss) on investments              (0.207)      0.048        0.422      (0.042)      (0.529)
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     0.208       0.481        0.856       0.389       (0.093)
                                                                   -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                               (0.418)     (0.431)      (0.436)     (0.429)      (0.437)
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (0.418)     (0.431)      (0.436)     (0.429)      (0.437)
                                                                   -------     -------      -------     -------      -------

Net asset value, end of period                                     $10.730     $10.940      $10.890     $10.470      $10.510
                                                                   =======     =======      =======     =======      =======

Total return(1)                                                      1.89%       4.56%        8.34%       3.86%       (0.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $15,647     $14,341      $12,732     $10,491      $11,827
Ratio of expenses to average net assets                              1.68%       1.71%        1.65%       1.75%        1.69%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           1.68%       1.71%        1.65%       1.76%        1.69%
Ratio of net investment income to average net assets                 3.77%       4.03%        4.07%       4.18%        3.99%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           3.77%       4.03%        4.07%       4.17%        3.99%
Portfolio turnover                                                     30%         15%           7%         35%           4%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free Minnesota Insured Fund Class C
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                               $10.950     $10.910      $10.480     $10.520      $11.050

Income (loss) from investment operations:
Net investment income                                                0.414       0.433        0.434       0.431        0.438
Net realized and unrealized gain (loss) on investments              (0.197)      0.038        0.432      (0.042)      (0.531)
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     0.217       0.471        0.866       0.389       (0.093)
                                                                   -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                               (0.417)     (0.431)      (0.436)     (0.429)      (0.437)
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (0.417)     (0.431)      (0.436)     (0.429)      (0.437)
                                                                   -------     -------      -------     -------      -------

Net asset value, end of period                                     $10.750     $10.950      $10.910     $10.480      $10.520
                                                                   =======     =======      =======     =======      =======

Total return(1)                                                      1.97%       4.46%        8.42%       3.85%       (0.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $11,966      $6,083       $4,265      $3,615       $4,253
Ratio of expenses to average net assets                              1.68%       1.71%        1.65%       1.75%        1.69%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           1.68%       1.71%        1.65%       1.76%        1.69%
Ratio of net investment income to average net assets                 3.77%       4.03%        4.07%       4.18%        3.99%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           3.77%       4.03%        4.07%       4.17%        3.99%
Portfolio turnover                                                     30%         15%           7%         35%           4%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free Minnesota Intermediate Fund Class A
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                               $10.720     $10.580      $10.350     $10.610      $11.160

Income (loss) from investment operations:
Net investment income                                                0.469       0.512        0.526       0.538        0.541
Net realized and unrealized gain (loss) on investments              (0.088)      0.138        0.230      (0.260)      (0.550)
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     0.381       0.650        0.756       0.278       (0.009)
                                                                   -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                               (0.471)     (0.510)      (0.526)     (0.538)      (0.541)
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (0.471)     (0.510)      (0.526)     (0.538)      (0.541)
                                                                   -------     -------      -------     -------      -------

Net asset value, end of period                                     $10.630     $10.720      $10.580     $10.350      $10.610
                                                                   =======     =======      =======     =======      =======

Total return(1)                                                      3.59%       6.34%        7.50%       2.77%       (0.14%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $57,635     $51,034      $49,089     $46,523      $56,222
Ratio of expenses to average net assets                              0.86%       0.85%        0.90%       0.93%        0.79%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           0.96%       0.85%        0.93%       0.95%        0.79%
Ratio of net investment income to average net assets                 4.32%       4.86%        5.04%       5.22%        4.91%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           4.22%       4.86%        5.01%       5.20%        4.91%
Portfolio turnover                                                     23%         35%          24%          9%          13%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than $0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free Minnesota Intermediate Fund Class B
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                               $10.740     $10.600      $10.370     $10.630      $11.180

Income (loss) from investment operations:
Net investment income                                                0.377       0.423        0.438       0.451        0.450
Net realized and unrealized gain (loss) on investments              (0.088)      0.137        0.232      (0.262)      (0.552)
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     0.289       0.560        0.670       0.189       (0.102)
                                                                   -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                               (0.379)     (0.420)      (0.440)     (0.449)      (0.448)
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (0.379)     (0.420)      (0.440)     (0.449)      (0.448)
                                                                   -------     -------      -------     -------      -------

Net asset value, end of period                                     $10.650     $10.740      $10.600     $10.370      $10.630
                                                                   =======     =======      =======     =======      =======

Total return(1)                                                      2.70%       5.43%        6.59%       1.89%       (0.98%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                             $4,002      $2,852       $2,443      $2,380       $2,878
Ratio of expenses to average net assets                              1.71%       1.70%        1.75%       1.78%        1.64%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           1.73%       1.70%        1.78%       1.80%        1.64%
Ratio of net investment income to average net assets                 3.47%       4.01%        4.19%       4.37%        4.06%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           3.45%       4.01%        4.16%       4.35%        4.06%
Portfolio turnover                                                     23%         35%          24%          9%          13%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than $0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free Minnesota Intermediate Fund Class C
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                               $10.730     $10.590      $10.360     $10.610      $11.170

Income (loss) from investment operations:
Net investment income                                                0.377       0.423        0.437       0.451        0.449
Net realized and unrealized gain (loss) on investments              (0.088)      0.137        0.233      (0.253)      (0.561)
                                                                   -------     -------      -------     -------      -------
Total from investment operations                                     0.289       0.560        0.670       0.198       (0.112)
                                                                   -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                               (0.379)     (0.420)      (0.440)     (0.448)      (0.448)
                                                                   -------     -------      -------     -------      -------
Total dividends and distributions                                   (0.379)     (0.420)      (0.440)     (0.448)      (0.448)
                                                                   -------     -------      -------     -------      -------

Net asset value, end of period                                     $10.640     $10.730      $10.590     $10.360      $10.610
                                                                   =======     =======      =======     =======      =======

Total return(1)                                                      2.71%       5.44%        6.59%       1.98%       (1.08%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                             $6,544      $4,887       $3,059      $2,358       $2,293
Ratio of expenses to average net assets                              1.71%       1.70%        1.75%       1.78%        1.64%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           1.73%       1.70%        1.78%       1.80%        1.64%
Ratio of net investment income to average net assets                 3.47%       4.01%        4.19%       4.37%        4.06%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           3.45%       4.01%        4.16%       4.35%        4.06%
Portfolio turnover                                                     23%         35%          24%          9%          13%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than $0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Minnesota High-Yield Municipal Bond Fund Class A
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                                $9.950      $9.900       $9.650     $10.210      $10.810

Income (loss) from investment operations:
Net investment income                                                0.550       0.586        0.581       0.576        0.583
Net realized and unrealized gain (loss) on investments              (0.030)      0.056        0.243      (0.564)      (0.603)
                                                                    ------      ------       ------      ------      -------
Total from investment operations                                     0.520       0.642        0.824       0.012       (0.020)
                                                                    ------      ------       ------      ------      -------

Less dividends and distributions from:
Net investment income                                               (0.560)     (0.592)      (0.574)     (0.572)      (0.580)
                                                                    ------      ------       ------      ------      -------
Total dividends and distributions                                   (0.560)     (0.592)      (0.574)     (0.572)      (0.580)
                                                                    ------      ------       ------      ------      -------

Net asset value, end of period                                      $9.910      $9.950       $9.900      $9.650      $10.210
                                                                    ======      ======       ======      ======      =======

Total return(1)                                                      5.33%       6.74%        8.84%       0.32%       (0.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $36,644     $34,867      $34,615     $35,689      $41,813
Ratio of expenses to average net assets                              0.75%       0.75%        0.75%       0.75%        0.57%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           1.04%       1.01%        0.94%       1.14%        1.07%
Ratio of net investment income to average net assets                 5.48%       5.98%        6.01%       5.99%        5.46%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           5.19%       5.72%        5.82%       5.60%        4.96%
Portfolio turnover                                                     32%         33%          13%          8%          35%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Minnesota High-Yield Municipal Bond Fund Class B
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                                $9.970      $9.910       $9.650     $10.210      $10.810

Income (loss) from investment operations:
Net investment income                                                0.475       0.513        0.509       0.504        0.507
Net realized and unrealized gain (loss) on investments              (0.030)      0.063        0.248      (0.570)      (0.604)
                                                                    ------      ------       ------      ------      -------
Total from investment operations                                     0.445       0.576        0.757      (0.066)      (0.097)
                                                                    ------      ------       ------      ------      -------

Less dividends and distributions from:
Net investment income                                               (0.485)     (0.516)      (0.497)     (0.494)      (0.503)
                                                                    ------      ------       ------      ------      -------
Total dividends and distributions                                   (0.485)     (0.516)      (0.497)     (0.494)      (0.503)
                                                                    ------      ------       ------      ------      -------

Net asset value, end of period                                      $9.930      $9.970       $9.910      $9.650      $10.210
                                                                    ======      ======       ======      ======      =======

Total return(1)                                                      4.55%       6.03%        8.09%      (0.49%)      (0.99%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $12,513     $13,379      $12,932     $13,743      $15,814
Ratio of expenses to average net assets                              1.50%       1.50%        1.50%       1.50%        1.32%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           1.79%       1.76%        1.69%       1.89%        1.82%
Ratio of net investment income to average net assets                 4.73%       5.23%        5.26%       5.24%        4.71%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           4.44%       4.97%        5.07%       4.85%        4.21%
Portfolio turnover                                                     32%         33%          13%          8%          35%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Minnesota High-Yield Municipal Bond Fund Class C
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                   8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                                $9.970      $9.910       $9.650     $10.210      $10.810

Income (loss) from investment operations:
Net investment income                                                0.475       0.513        0.509       0.504        0.505
Net realized and unrealized gain (loss) on investments              (0.030)      0.063        0.248      (0.570)      (0.602)
                                                                    ------      ------       ------      ------      -------
Total from investment operations                                     0.445       0.576        0.757      (0.066)      (0.097)
                                                                    ------      ------       ------      ------      -------

Less dividends and distributions from:
Net investment income                                               (0.485)     (0.516)      (0.497)     (0.494)      (0.503)
                                                                    ------      ------       ------      ------      -------
Total dividends and distributions                                   (0.485)     (0.516)      (0.497)     (0.494)      (0.503)
                                                                    ------      ------       ------      ------      -------

Net asset value, end of period                                      $9.930      $9.970       $9.910      $9.650      $10.210
                                                                    ======      ======       ======      ======      =======

Total return(1)                                                      4.54%       6.03%        8.09%      (0.49%)      (0.99%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $10,754      $7,840       $6,807      $6,599       $7,515
Ratio of expenses to average net assets                              1.50%       1.50%        1.50%       1.50%        1.32%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly           1.79%       1.76%        1.69%       1.89%        1.82%
Ratio of net investment income to average net assets                 4.73%       5.23%        5.26%       5.24%        4.71%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly           4.44%       4.97%        5.07%       4.85%        4.21%
Portfolio turnover                                                     32%         33%          13%          8%          35%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflected this change in accounting.

See accompanying notes

Notes                                   Delaware Minnesota Municipal Bond Funds
  TO FINANCIAL STATEMENTS               August 31, 2003

Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware business trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Tax Free Funds is organized as a Delaware business trust and offers the Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax Free Funds is organized as a Delaware business trust and offers the Delaware Tax-Free Minnesota Intermediate Fund. These financial statements and related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each a "Fund" or, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and with a front-end sales charge of up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and that declines from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund, depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and approximately five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Insured Fund is to seek as high a level of current income exempt from federal income tax and from Minnesota state personal income tax, as is consistent with preservation of capital. The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and from Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less. The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and from Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Notes                                   Delaware Minnesota Municipal Bond Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2003 were as follows:

                                                    Delaware Tax-Free        Delaware Tax-Free       Delaware Minnesota
                             Delaware Tax-Free          Minnesota                Minnesota               High-Yield
                              Minnesota Fund          Insured Fund          Intermediate Fund        Municipal Bond Fund
                              ---------------       -----------------       ------------------       -------------------
Commission reimbursements         $9,101                  $6,366                  $1,544                   $1,409
Earnings credits                     429                     976                     233                      270

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                    Delaware Tax-Free        Delaware Tax-Free       Delaware Minnesota
                             Delaware Tax-Free          Minnesota                Minnesota               High-Yield
                              Minnesota Fund          Insured Fund          Intermediate Fund        Municipal Bond Fund
                              ---------------       -----------------       ------------------       -------------------
On the first $500 million         0.550%                  0.500%                  0.500%                   0.550%
On the next $500 million          0.500%                  0.475%                  0.475%                   0.500%
On the next $1.5 billion          0.450%                  0.450%                  0.450%                   0.450%
In excess of $2.5 billion         0.425%                  0.425%                  0.425%                   0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2004 as shown below:

                                                              Delaware Tax-Free        Delaware Tax-Free       Delaware Minnesota
                                       Delaware Tax-Free          Minnesota                Minnesota               High-Yield
                                        Minnesota Fund          Insured Fund          Intermediate Fund        Municipal Bond Fund
                                        ---------------       -----------------       ------------------       -------------------
The operating expense limitation
  as a percentage of average daily
  net assets (per annum)                    0.75%                   0.75%                    0.75%                    0.50%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Funds pay DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares for all Funds. DDLP has contracted to waive distribution fees through October 31, 2004 in order to prevent distribution fees of Class A Shares from exceeding 0.15% of average daily net assets for the Delaware Tax-Free Minnesota Intermediate Fund.

At August 31, 2003, each Fund had receivables from or liabilities payable to affiliates as follows:

                                                    Delaware Tax-Free        Delaware Tax-Free       Delaware Minnesota
                             Delaware Tax-Free          Minnesota                Minnesota               High-Yield
                              Minnesota Fund          Insured Fund          Intermediate Fund        Municipal Bond Fund
                              ---------------       -----------------       ------------------       -------------------
Investment management
  fee payable to DMC            ($41,267)               ($15,786)                $    --                 ($22,835)
Dividend disbursing,
  transfer agent fees,
  accounting and other
  expenses payable to DSC        (35,716)                (25,792)                 (6,798)                  (6,633)
Other expenses payable
  to DMC and affiliates          (49,794)                (35,481)                 (9,206)                 (17,894)
Receivable from DMC under
  expense limitation agreement        --                      --                   2,092                       --

Notes                                   Delaware Minnesota Municipal Bond Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
For the year ended August 31, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                              Delaware Tax-Free        Delaware Tax-Free       Delaware Minnesota
                                       Delaware Tax-Free          Minnesota                Minnesota               High-Yield
                                        Minnesota Fund          Insured Fund          Intermediate Fund        Municipal Bond Fund
                                        ---------------       -----------------       ------------------       -------------------
                                              $49,242               $52,150                   $14,769                  $16,971

Certain officers of DMC, DSC, and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended August 31, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                              Delaware Tax-Free        Delaware Tax-Free       Delaware Minnesota
                                       Delaware Tax-Free          Minnesota                Minnesota               High-Yield
                                        Minnesota Fund          Insured Fund          Intermediate Fund        Municipal Bond Fund
                                        ---------------       -----------------       ------------------       -------------------
Purchases                                 $99,536,509           $81,644,406               $24,567,848              $22,733,138
Sales                                     111,255,196            77,524,780                14,696,546               18,008,763

At August 31, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund was as follows:

                                                              Delaware Tax-Free        Delaware Tax-Free       Delaware Minnesota
                                       Delaware Tax-Free          Minnesota                Minnesota               High-Yield
                                        Minnesota Fund          Insured Fund          Intermediate Fund        Municipal Bond Fund
                                        ---------------       -----------------       ------------------       -------------------
Cost of investments                      $347,558,866          $246,945,495               $67,149,838              $60,763,407
                                         ------------          ------------               -----------              -----------
Aggregate unrealized appreciation        $ 17,162,542          $ 13,964,621               $ 1,826,688              $   538,448
Aggregate unrealized depreciation          (4,220,926)           (1,557,864)                 (596,876)              (2,304,343)
                                         ------------          ------------               -----------              -----------
Net unrealized appreciation
  (depreciation)                         $ 12,941,616          $ 12,406,757               $  1,229,81              $(1,765,895)
                                         ============          ============               ===========              ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2003 and 2002 was as follows:

                                                              Delaware Tax-Free        Delaware Tax-Free       Delaware Minnesota
                                       Delaware Tax-Free          Minnesota                Minnesota               High-Yield
                                        Minnesota Fund          Insured Fund          Intermediate Fund        Municipal Bond Fund
                                        ---------------       -----------------       ------------------       -------------------
Year ended 8/31/03
-----------------------
Tax-exempt income                         $18,468,203           $11,869,389                $2,719,722               $3,111,540
Long-term capital gain                        270,770                    --                        --                       --
                                          -----------           -----------                ----------               ----------
Total                                     $18,738,973           $11,869,389                $2,719,722               $3,111,540
                                          ===========           ===========                ==========               ==========
Year ended 8/31/02
-----------------------
Tax-exempt income                         $18,903,325           $11,898,046                $2,594,327               $3,043,909

As of August 31, 2003, the components of net assets on a tax basis were as follows:

                                                              Delaware Tax-Free        Delaware Tax-Free       Delaware Minnesota
                                       Delaware Tax-Free          Minnesota                Minnesota               High-Yield
                                        Minnesota Fund          Insured Fund          Intermediate Fund        Municipal Bond Fund
                                        ---------------       -----------------       ------------------       -------------------
Shares of beneficial interest            $349,128,010          $247,661,352               $69,064,649              $63,877,311
Undistributed ordinary income                 199,532                    --                        --                       --
Undistributed tax-exempt income               (22,418)                   --                     1,470                       --
Undistributed long-term capital gain        4,337,706                    --                        --                       --
Capital loss carryforwards                         --              (716,681)               (2,114,864)              (1,782,389)
Post-October losses                                --                    --                        --                 (417,655)
Unrealized appreciation
  (depreciation) of investments            12,941,616            12,406,757                 1,229,812               (1,765,895)
                                         ------------          ------------               -----------              -----------
Net assets                               $366,584,446          $259,351,428               $68,181,067              $59,911,372
                                         ============          ============               ===========              ===========

Post-October losses represent losses realized on investment transactions from November 1, 2002 through August 31, 2003 that, in accordance with federal income tax regulations the Funds have elected to defer and treat as having arisen in the following fiscal year.

Notes                                   Delaware Minnesota Municipal Bond Funds
  TO FINANCIAL STATEMENTS (CONTINUED)


4. Dividend and Distribution Information (continued)
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                                 Delaware Tax-Free      Delaware Tax-Free          Delaware Minnesota
                                     Minnesota              Minnesota                  High-Yield
Year of Expiration                 Insured Fund         Intermediate Fund          Municipal Bond Fund
-----------------------          -----------------      -----------------          -------------------
     2004                           $  13,413               $       --               $    6,809
     2005                                  --                       --                    4,334
     2006                                  --                       --                      648
     2007                                  --                       --                      369
     2008                             589,183                  423,683                  201,822
     2009                             114,085                1,440,485                1,267,552
     2010                                  --                    4,037                   57,521
     2011                                  --                  246,659                  243,334
                                    ---------               ----------               ----------
     Total                          $ 716,681               $2,114,864               $1,782,389
                                    =========               ==========               ==========

During the year ended August 31, 2003, $2,784,421 of unused capital loss carryforwards expired for the Delaware Tax-Free Minnesota Insured Fund.

5. Capital Shares
Transactions in capital shares were as follows:

                                                            Delaware Tax-Free       Delaware Tax-Free
                                                              Minnesota Fund      Minnesota Insured Fund
                                                            -----------------     ----------------------
                                                                Year Ended              Year Ended
                                                           8/31/03     8/31/02     8/31/03      8/31/02
Shares sold:
  Class A                                                 1,598,089   1,357,657    1,341,420     968,339
  Class B                                                   165,696     211,626      310,624     247,346
  Class C                                                   279,810     209,053      617,494     263,348

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                   865,142     901,116      639,816     672,254
  Class B                                                    39,201      38,015       39,247      34,747
  Class C                                                    23,598      17,519       21,407      14,038
                                                         ----------  ----------   ----------  ----------
                                                          2,971,536   2,734,986    2,970,008   2,200,072
                                                         ----------  ----------   ----------  ----------

Shares repurchased:
  Class A                                                (3,414,536) (2,873,662)  (2,313,055) (1,997,218)
  Class B                                                  (239,163)   (165,708)    (203,283)   (139,579)
  Class C                                                   (96,819)    (98,569)     (81,525)   (113,011)
                                                         ----------  ----------   ----------  ----------
                                                         (3,750,518) (3,137,939)  (2,597,863) (2,249,808)
                                                         ----------  ----------   ----------  ----------
Net increase (decrease)                                    (778,982)   (402,953)     372,145     (49,736)
                                                         ==========  ==========   ==========  ==========

Notes                                   Delaware Minnesota Municipal Bond Funds
  TO FINANCIAL STATEMENTS (CONTINUED)

5. Capital Shares (continued)

                                                           Delaware Tax-Free           Delaware Minnesota High-Yield
                                                      Minnesota Intermediate Fund         Municipal Bond Fund
                                                      ---------------------------      -----------------------------
                                                                Year Ended                     Year Ended
                                                           8/31/03     8/31/02            8/31/03      8/31/02
Shares sold:
  Class A                                                 1,012,529     677,876             508,021     367,765
  Class B                                                   145,327     117,966             116,993     178,170
  Class C                                                   344,972     236,241             374,028     212,604

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                   170,287     169,701             113,106     115,976
  Class B                                                     6,948       4,614              35,758      38,464
  Class C                                                    14,355      12,929              27,080      22,134
                                                          ---------   ---------           ---------    --------
                                                          1,694,418   1,219,327           1,174,986     935,113
                                                          ---------   ---------           ---------    --------

Shares repurchased:
  Class A                                                  (519,538)   (725,641)           (427,831)   (476,413)
  Class B                                                   (42,074)    (87,460)           (234,605)   (179,051)
  Class C                                                  (199,737)    (82,670)           (104,635)   (134,893)
                                                          ---------   ---------           ---------    --------
                                                           (761,349)   (895,771)           (767,071)   (790,357)
                                                          ---------   ---------           ---------    --------
Net increase                                                933,069     323,556             407,915     144,756
                                                          =========   =========           =========    ========

For the years ended August 31, 2003 and 2002, the following shares were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

                                                               Year Ended                            Year Ended
                                                                8/31/03                               8/31/02
                                                 ______________________________________ ____________________________________
                                                      Class B     Class A                  Class B       Class A
                                                       shares      shares      Amount       shares       shares       Amount
Delaware Tax-Free Minnesota Fund                       33,800      33,825     $439,727          --           --          --
Delaware Tax-Free Minnesota Insured Fund               26,832      26,812      301,869          --           --          --
Delaware Tax-Free Minnesota Intermediate Fund           7,322       7,335       80,346      27,324       27,272    $287,894

6. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2003 or at any time during the year.

7. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statement of Net Assets.

Notes                                   Delaware Minnesota Municipal Bond Funds
  TO FINANCIAL STATEMENTS (CONTINUED)


8. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2003, each Fund designates distributions paid during the year as follows:

                                                  (A)                 (B)
                                               Long-Term           Ordinary          (C)            (D)
                                              Capital Gains         Income        Tax Exempt       Total
                                              Distributions      Distributions   Distributions  Distributions
                                               (Tax Basis)         (Tax Basis)    (Tax Basis)    (Tax Basis)
Delaware Tax-Free Minnesota Fund                      1%               --            99%           100%
Delaware Tax-Free Minnesota Insured Fund             --                --           100%           100%
Delaware Tax-Free Minnesota Intermediate Fund        --                --           100%           100%
Delaware Minnesota High-Yield Municipal Bond Fund    --                --           100%           100%

(A), (B), and (C) are based on a percentage of each Fund's total distributions.

Report
   OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees

Voyageur Tax Free Funds -- Delaware Tax-Free Minnesota Fund

Voyageur Insured Funds -- Delaware Tax-Free Minnesota

Insured Fund

Voyageur Intermediate Tax Free Funds -- Delaware Tax-Free

Minnesota Intermediate Fund

Voyageur Mutual Funds -- Delaware Minnesota High-Yield

Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (the "Funds") as of August 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania
October 3, 2003

Delaware Investments Family of Funds
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                             Number of                  Other
                                                                     Principal         Portfolios in Fund           Directorships
      Name,          Position(s)                                    Occupation(s)      Complex Overseen              Held by
     Address          Held with         Length of Time                 During           by Trustee/Director       Trustee/Director
  and Birthdate        Fund(s)             Served                   Past 5 Years           or Officer                or Officer
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

 Jude T. Driscoll(2)  Chairman and        3 Years -                 Since August 2000,           83                     None
 2005 Market Street    Trustee(4)       Executive Officer        Mr. Driscoll has served in
  Philadelphia, PA                                              various executive capacities
      19103                             Trustee as of                at different times at
                                         May 15, 2003               Delaware Investments(1)
   March 10, 1963
                                                                   Senior Vice President and
                                                               Director of Fixed-Income Process --
                                                                  Conseco Capital Management
                                                                   (June 1998 -- August 2000)

                                                                     Managing Director --
                                                                 NationsBanc Capital Markets
                                                                 (February 1996 -- June 1998)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich      Trustee           15 Years                  Board Chairman --            101                    None
  2005 Market Street                                          Citadel Construction Corporation
   Philadelphia, PA                                                  (1989 -- Present)
       19103

   October 1, 1927

   John H. Durham        Trustee          24 Years(3)                 Private Investor           101            Trustee -- Abington
  2005 Market Street                                                                                              Memorial Hospital
   Philadelphia, PA
       19103                                                                                                   President/Director --
                                                                                                                 22 WR Corporation

   August 7, 1937

     John A. Fry         Trustee(4)         2 Years                     President --               83                    None
  2005 Market Street                                             Franklin & Marshall College
   Philadelphia, PA                                                 (June 2002 -- Present)
       19103
                                                                  Executive Vice President --
   May 28, 1960                                                  University of Pennsylvania
                                                                   (April 1995 -- June 2002)

   Anthony D. Knerr       Trustee          10 Years              Founder/Managing Director --     101                   None
 2005 Market Street                                               Anthony Knerr & Associates
   Philadelphia, PA                                                 (Strategic Consulting)
       19103                                                           (1990 -- Present)

   December 7, 1938


                                                                                                 Number of                Other
                                                                       Principal            Portfolios in Fund        Directorships
   Name,                              Position(s)                    Occupation(s)           Complex Overseen            Held by
  Address                             Held with    Length of Time      During               by Trustee/Director     Trustee/Director
and Birthdate                          Fund(s)        Served         Past 5 Years               or Officer              or Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
 Ann R. Leven                          Trustee      14 Years        Treasurer/Chief                 101            Director -- Andy
2005 Market Street                                                 Fiscal Officer --                               Warhol Foundation
Philadelphia, PA                                                  National Gallery of Art
     19103                                                           (1994 -- 1999)                                     Director --
                                                                                                                       Systemax Inc.


November 1, 1940

 Thomas F. Madison                     Trustee       9 Years        President/Chief                 101                Director --
2005 Market Street                                                 Executive Officer --                           CenterPoint Energy
Philadelphia, PA                                                   MLM Partners, Inc.
     19103                                                       (Small Business Investing                       Director -- Digital
                                                                     and Consulting)                                   River Inc.
                                                                 (January 1993 -- Present)
February 25, 1936                                                                                                 Director -- Rimage
                                                                                                                      Corporation

                                                                                                                 Director -- Valmont
                                                                                                                    Industries, Inc.

 Janet L. Yeomans                      Trustee       4 Years       Vice President/Mergers &         101                   None
2005 Market Street                                               Acquisitions -- 3M Corporation
 Philadelphia, PA                                                   (January 2003 -- Present)
     19103
                                                                     Ms. Yeomans has held
 July 31, 1948                                                   various management positions
                                                                 at 3M Corporation since 1983.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 Joseph H. Hastings           Executive Vice     Executive Vice    Mr. Hastings has served in      101                   None
  2005 Market Street             President       President and    various executive capacities
  Philadelphia, PA               and Chief           Chief             at different times at
     19103                   Financial Officer   Financial Officer    Delaware Investments.
                                                      since
                                                  August 21, 2003

 December 19, 1949

 Richelle S. Maestro      Senior Vice President,  General Counsel    Ms. Maestro has served in     101                   None
 2005 Market Street         Chief Legal Officer       since         various executive capacities
 Philadelphia, PA                and Secretary     March 17, 2003      at different times at
     19103                                                              Delaware Investments.


 November 26, 1957

 Michael P. Bishof         Senior Vice President     7 Years        Mr. Bishof has served in       101                   None
2005 Market Street           and Treasurer                         various executive capacities
 Philadelphia, PA                                                      at different times at
     19103                                                             Delaware Investments.

 August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies for the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                        Contact Information
Walter P. Babich                                Jude T. Driscoll                           Investment Manager
Board Chairman                                  Chairman                                   Delaware Management Company
Citadel Construction Corporation                Delaware Investments Family of Funds       Philadelphia, PA
King of Prussia, PA                             Philadelphia, PA
                                                                                           International Affiliate
John H. Durham                                  Joseph H. Hastings                         Delaware International Advisers Ltd.
Private Investor                                Executive Vice President and               London, England
Gwynedd Valley, PA                              Chief Financial Officer
                                                Delaware Investments Family of Funds       National Distributor
Anthony D. Knerr                                Philadelphia, PA                           Delaware Distributors, L.P.
Managing Director                                                                          Philadelphia, PA
Anthony Knerr & Associates                      Richelle S. Maestro
New York, NY                                    Senior Vice President,                     Shareholder Servicing, Dividend
                                                Chief Legal Officer and Secretary          Disbursing and Transfer Agent
Ann R. Leven                                    Delaware Investments Family of Funds       Delaware Service Company, Inc.
Former Treasurer/Chief Fiscal Officer           Philadelphia, PA                           2005 Market Street
National Gallery of Art                                                                    Philadelphia, PA 19103-7094
Washington, DC                                  Michael P. Bishof
                                                Senior Vice President and Treasurer        For Shareholders
Thomas F. Madison                               Delaware Investments Family of Funds       800 523-1918
President and Chief Executive Officer           Philadelphia, PA
MLM Partners, Inc.                                                                         For Securities Dealers and Financial
Minneapolis, MN                                                                            Institutions Representatives Only
                                                                                           800 362-7500
Janet L. Yeomans
Vice President/Mergers & Acquisitions                                                      Web site
3M Corporation                                                                             www.delawareinvestments.com
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8240)                                                       Printed in the USA
AR-MNALL [8/03] IVES 10/03                                                J9418

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

FIXED INCOME













Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE TAX-FREE FLORIDA FUND

              DELAWARE TAX-FREE FLORIDA INSURED FUND

              DELAWARE TAX-FREE NEW YORK FUND
























[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS


------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
------------------------------------------------------------------
PERFORMANCE SUMMARIES:

  Delaware Tax-Free Florida Fund                                3

  Delaware Tax-Free Florida Insured Fund                        4

  Delaware Tax-Free New York Fund                               5
------------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statements of Net Assets                                      6

  Statements of Operations                                     12

  Statements of Changes in Net Assets                          13

  Financial Highlights                                         14

  Notes to Financial Statements                                23
------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 27
------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     28
------------------------------------------------------------------




















    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                                     September 10, 2003
  MANAGEMENT REVIEW




Fund Managers
Patrick P. Coyne
Chief Investment Officer -- Fixed Income

M. L. Conery
Senior Portfolio Manager

Q: Please describe the overall bond market conditions during the fiscal year.
A: All bond fund performance occurred against a backdrop of much lower short-term rates throughout the markets, anchored by Federal Reserve interest rate cuts that left the fed funds rate at 1%. One-year, AAA-rated municipal bonds began the fiscal year yielding 1.40% and finished at 1.05% on August 31, 2003 (Source: Municipal Market Data).

As short-term yields decreased, longer-term (10- and 30-year) yields increased, causing the yield curve to steepen slightly. Yields on 10-year, AAA-rated general obligation bonds rose during the year. 30-year AAA-rated general obligation bonds began the period yielding 4.89% and went as low as 4.20% on the Fed's suggestion that it might consider buying long bonds directly. These bonds ended the period at 5.02%, in part because the Fed concluded that it does not plan to buy long bonds directly at this time. The yield curve also steepened because investors seem to anticipate an improving U.S. economy.

Though some states saw their credit ratings improve, a number of states experienced downgraded credit ratings. This is likely due to weak national and regional economies, poor equity market performance, and decreased tax revenues. States have faced unprecedented revenue shortfalls, budget gaps, and increased social service obligations in a period of high unemployment and high debt levels in some states.

The past two years have seen soaring bond supply, as municipalities refinanced older, more expensive debt at lower rates. Municipalities have also seen less tax revenue since the U.S. economic downturn, and so have been more likely to finance some projects, conserving their cash. This story continued through the first seven months of the 2003 calendar year. In August, however, rates jumped, and the markets saw a 31 percent reduction in new bond issuance. Despite this one month decline, year-to-date issues were up 13 percent at the end of August (Source: Thomson Financial).

Q: What conditions prevailed in the Florida and New York municipal debt markets during the year?
A: Between January 1 and August 31, 2003, the volume of Florida debt increased by roughly 18 percent. The credit quality was volatile, as is usual in the state, but we continue to find that the state government itself is well run and fiscally conservative, with well-structured debt.

Florida is still feeling the loss of tourism dollars, as it has since the events of September 11, 2001. The 2001 recession caused fewer people to travel long distances for pleasure. It also made companies more conservative about business travel, another factor that has hurt Florida's travel revenue stream. Despite the struggles in the travel industry, we believe we are witnessing the start of a gradual recovery for both business and vacation travel to Florida.

Debt volume in New York declined between January 1 and August 31, 2003 by approximately 16 percent, and credit quality was below projections. Taxes and other revenue streams are still down in New York, as the economy is still feeling the effects of September 11, 2001. Both New York State and New York City suffer from high debt levels, large social services burdens, and an ongoing, expensive overhaul of the city's schools. On the positive side, the city's service-based economy appears to be rebounding. Financial services, which suffered considerably in the past two years, is also beginning to recover.

Q: Please discuss performance and your strategies in each of the funds during the year.
Delaware Tax-Free Florida Fund returned +3.67% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2003. It outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which gained +3.14%. Your Fund also beat its peer group, as represented by the 62 funds of the Lipper Florida Municipal Debt Funds Average, which returned +2.34%.

As rates climbed, we sold some lower-coupon bonds, particularly those that involve a tax loss. That has allowed us to reinvest at a higher level, providing a better payout and allowing us to offset capital gains in the Fund.

We took advantage of opportunities where we perceived relative value. In some such cases, we were able to purchase what we believed to be bargain paper when supply was plentiful, intending to collect the coupon for a time and then resell the bonds for a profit when the market has shifted in a way that supply is diminished and demand rises. We employed this strategy when we felt that the risk/reward profile of using it was favorable. For instance, we watched for periods of heavy supply from specialty issuer Puerto Rico. At present, we intend to sell certain Puerto Rico bonds once supply diminishes and we see heavier demand from buyers.

We purchased bonds issued by Miami-Dade County Airport Authority -- the financing and operating entity for Miami International Airport -- as well as bonds issued through Orlando International Airport, which are backed by national cargo facility revenues. We feel that the latter issue, which pays 6.75%, is a good opportunity to be paid for holding a non-investment-grade bond.

We sold hospital debt, as we saw a strong demand for this paper in general. However, we did acquire a position in Tampa General Hospital.

The Fund's average credit quality at year-end was AA, which represents a small improvement to credit quality compared to the prior year. We felt that our average maturity was a bit short when compared with our peer group. This reduced maturity stance resulted in the Fund underperforming its potential as compared to a longer maturity posture. We intend to lengthen our average maturity going forward. We also slightly extended duration throughout the year, based on our belief for the overall market and on the duration of purchases we made. Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
.................................................................................
Delaware Tax-Free Florida Insured Fund returned +2.68% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2003. Its performance was below that of its benchmark, the Lehman Brothers Municipal Bond Index, which rose +3.14%. Your Fund outperformed its peer group, as represented by the eight funds in the Lipper Florida Insured Municipal Debt Funds Average, which returned +2.34% for the same period.

As rates climbed, we sold some lower-coupon bonds, particularly those that involve a tax loss. That has allowed us to reinvest at a higher level, providing a better payout offseting capital gains in the Fund.

We also increased our position in Puerto Rican debt obligations from three percent to 10 percent of total net assets, because we felt it was a better investment than pricier Florida paper at a time when we needed to reinvest assets. We continue to favor the healthcare and multifamily housing sectors.

As in Delaware Tax-Free Florida Fund and noted previously, we took advantage of relative value opportunities, watching for periods of heavy supply in Puerto Rico. We intend to sell these bonds when supply diminishes and we see heavy demand.

We increased duration slightly throughout the year. We felt that our generally short duration posture was a prudent response to volatile market conditions.
.................................................................................
Delaware Tax-Free New York Fund returned +3.56% (Class A shares at net asset value with distributions reinvested), outperforming the +3.14% gain of its benchmark, the Lehman Brothers Municipal Bond Index. The Fund also outperformed its peer group, as represented by the 110 funds of the Lipper New York Municipal Debt Funds Average, which returned +2.21%.

As rates climbed, we sold some lower-coupon bonds, particularly those that involve a tax loss. That has allowed us to reinvest at a higher level, providing a better payout and allowing us to offset capital gains in the Fund.

As mentioned regarding our Florida funds, we took advantage of relative value opportunities, watching for periods of heavy supply in Puerto Rico. We intend to sell these bonds when supply diminishes and we see heavy demand. Our search for good yield and solid credit led us to the healthcare sector, which we increased from nine percent to 18 percent of total net assets. We decreased our position in higher education bonds, reducing them from 18 percent to 15 percent.

Notably, we declined to purchase positions in tobacco bonds, which are backed by the state's share of a $200 billion federal court settlement against large tobacco companies. We were concerned by our perception that there was more supply than demand for these bonds. We also avoided airline debt. The airline industry continues to struggle, as it has for several years, and we felt it was prudent to avoid the sector in general.

Finally, we lengthened average maturity and duration somewhat, both in response to market conditions and as an effect of individual trades.

Delaware
  TAX-FREE FLORIDA FUND

Fund Basics
As of August 31, 2003
-----------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from Florida state personal income tax as is
consistent with preservation of capital.
-----------------------------------------------------------
Total Fund Net Assets:
$16.84 million
-----------------------------------------------------------
Number of Holdings:
38
-----------------------------------------------------------
Fund Start Date:
March 2, 1995
-----------------------------------------------------------
Your Fund Managers:
Patrick P. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Patrick Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts. M. L. Conery joined Delaware Investments in January 1997 and holds a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. Prior to joining Delaware, M. L. Conery has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.
-----------------------------------------------------------
Nasdaq Symbols:
Class A   DVFAX
Class B   DVFBX
Class C   DVFCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                       Lifetime  Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                          +6.37%      +4.37%       +3.67%
Including Sales Charge                          +5.80%      +3.41%       -1.00%
--------------------------------------------------------------------------------
Class B (Est. 9/15/95)
Excluding Sales Charge                          +5.26%      +3.61%       +2.98%
Including Sales Charge                          +5.26%      +3.35%       -0.99%
--------------------------------------------------------------------------------
Class C (Est. 4/22/95)
Excluding Sales Charge                          +5.36%      +3.60%       +2.89%
Including Sales Charge                          +5.36%      +3.60%       +1.90%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
March 2, 1995 (Fund's inception) through August 31, 2003

                      Delaware Tax-Free       Lehman Brothers
                        Florida Fund        Municipal Bond Index
                        ------------        --------------------
             Mar-95         $9,678                $10,000
             Aug-95        $10,011                $10,469
             Aug-96        $10,713                $11,017
             Aug-97        $11,804                $12,036
             Aug-98        $13,022                $13,077
             Aug-99        $12,825                $13,148
             Aug-00        $13,352                $14,033
             Aug-01        $14,619                $15,466
             Aug-02        $15,558                $16,423
             Aug-03        $16,128                $16,939

Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.
                                       3

Delaware
  TAX-FREE FLORIDA INSURED FUND

Fund Basics
As of August 31, 2003
----------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from Florida state personal income tax as is
consistent with preservation of capital.
----------------------------------------------
Total Fund Net Assets:
$102.60 million
----------------------------------------------
Number of Holdings:
43
----------------------------------------------
Fund Start Date:
January 1, 1992
----------------------------------------------
Your Fund Managers:
Patrick P. Coyne
M. L. Conery
----------------------------------------------
Nasdaq Symbols:
Class A   VFLIX
Class B   DVDBX
Class C   DVDCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                        Lifetime    10 Years   Five Years    One Year
--------------------------------------------------------------------------------------------
Class A (Est. 1/1/92)
Excluding Sales Charge                           +6.32%      +5.16%       +4.42%      +2.68%
Including Sales Charge                           +5.90%      +4.68%       +3.45%      -1.91%
--------------------------------------------------------------------------------------------
Class B (Est. 3/11/94)
Excluding Sales Charge                           +4.88%                   +3.64%       +2.00%
Including Sales Charge                           +4.88%                   +3.39%       -1.92%
--------------------------------------------------------------------------------------------
Class C (Est. 9/29/97)*
Excluding Sales Charge                           +4.21%                   +3.65%       +2.00%
Including Sales Charge                           +4.21%                   +3.65%       +1.02%
--------------------------------------------------------------------------------------------

* Class C shares were sold and outstanding from September 29, 1997 until December 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The performance for Class C shares during the period from December 19, 1997 through January 7, 1999 is based on the performance of Class B shares.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003

                      Delaware Tax-Free          Lehman Brothers
                    Florida Insured Fund       Municipal Bond Index
                    --------------------       --------------------
            Aug-93          $9,550                   $10,000
            Aug-94          $9,292                   $10,014
            Aug-95         $10,049                   $10,902
            Aug-96         $10,643                   $11,474
            Aug-97         $11,680                   $12,534
            Aug-98         $12,729                   $13,618
            Aug-99         $12,622                   $13,692
            Aug-00         $13,291                   $14,614
            Aug-01         $14,539                   $16,106
            Aug-02         $15,388                   $17,102
            Aug-03         $15,799                   $17,639

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  TAX-FREE NEW YORK FUND

Fund Basics
As of August 31, 2003
----------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from New York state personal income tax as is
consistent with preservation of capital.
----------------------------------------------
Total Fund Net Assets:
$17.50 million
----------------------------------------------
Number of Holdings:
34
----------------------------------------------
Fund Start Date:
November 6, 1987
----------------------------------------------
Your Fund Managers:
Patrick P. Coyne
M. L. Conery
----------------------------------------------
Nasdaq Symbols:
Class A   FTNYX
Class B   DVTNX
Class C   DVFNX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                                      Lifetime    10 Years   Five Years    One Year
----------------------------------------------------------------------------------------------------------
Class A (Est. 11/6/87)
Excluding Sales Charge                                         +6.44%      +4.50%       +4.35%      +3.56%
Including Sales Charge                                         +6.13%      +4.01%       +3.40%      -1.13%
----------------------------------------------------------------------------------------------------------
Class B (Est. 11/14/94)
Excluding Sales Charge                                         +4.68%                   +3.58%      +2.69%
Including Sales Charge                                         +4.68%                   +3.33%      -1.26%
----------------------------------------------------------------------------------------------------------
Class C (Est. 4/26/95)
Excluding Sales Charge                                         +4.11%                   +3.60%      +2.79%
Including Sales Charge                                         +4.11%                   +3.60%      +1.80%
----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free New York Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003

                     Delaware Tax-Free          Lehman Brothers
                       New York Fund         Municipal Bond Index
                       -------------         --------------------
           Aug-93          $9,550                   $10,000
           Aug-94          $9,617                   $10,014
           Aug-95         $10,179                   $10,902
           Aug-96         $10,536                   $11,474
           Aug-97         $11,155                   $12,534
           Aug-98         $11,963                   $13,618
           Aug-99         $11,669                   $13,692
           Aug-00         $12,262                   $14,614
           Aug-01         $13,616                   $16,106
           Aug-02         $14,295                   $17,102
           Aug-03         $14,803                   $17,639

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                                        Delaware Tax-Free Florida Fund
  OF NET ASSETS                                   August 31, 2003




                                                 Principal         Market
                                                    Amount           Value
--------------------------------------------------------------------------------
Municipal Bonds- 97.44%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 5.07%
  Capital Trust Agency Florida Revenue
    (Orlando/Cargo Project)
    6.75% 1/1/32                                   $395,000         $369,313
  Miami-Dade County Florida
    Aviation Revenue
    Series A 5.00% 10/1/33 (FSA)(AMT)               500,000          483,740
                                                                    --------
                                                                     853,053
                                                                    --------
Consumer Non-Durables - 1.60%
  Volusia County
    Health Facilities Authority
    (John Knox Village)
    Series A 6.00% 6/1/17
    (RADIAN)                                        250,000          268,573
                                                                    --------
                                                                     268,573
                                                                    --------
Corporate Backed Revenue Bonds - 0.91%
  Jacksonville Sewer & Solid Waste
    Disposal Facilities Authority
    (Anheuser Busch Project)
    5.875% 2/1/36 (AMT)                             150,000          154,019
                                                                    --------
                                                                     154,019
                                                                    --------
Dedicated Tax & Fees Revenue Bonds - 4.11%
  Dade County Special Obligation
    Series B 5.00% 10/1/35 (AMBAC)                  200,000          196,074
  Jacksonville, Florida Sales Tax Revenue
    5.00% 10/1/30 (MBIA)                            500,000          495,945
                                                                    --------
                                                                     692,019
                                                                    --------
Hospital Revenue Bonds - 22.19%
  Escambia County
    Health Facilities Authority
    (Florida Health Care
    Facilities - VHA Program)
    5.95% 7/1/20 (AMBAC)                            425,000          457,309
  Highlands County
    Health Facilities Authority
    (Adventist Health System/Sunbelt)
    Series A 6.00% 11/15/31                         500,000          521,344
  Hillsborough County Florida
    Industrial Development
    (Tampa General Hospital Project)
    Series B 5.25% 10/1/34                          500,000          464,840
  North Miami
    Health Facilities Authority
    (Catholic Health Services)
    (LOC Suntrust Bank-Miami)
    6.00% 8/15/16                                   500,000          526,404
  Orange County, Florida Health Facilities
    Authority Revenue
    (Adventist Health System)
    5.625% 11/15/32                                 500,000          502,015
  Orange County, Florida Health Facilities
    Authority Revenue
    (Orlando Regional Healthcare)
    5.75% 12/1/32                                   250,000          253,828
  Palm Beach County Health Facilities
    Authority Revenue Refunding Hospital
    (Boca Raton Community Hospital)
    5.625% 12/1/31                                  500,000          499,250

                                                   Principal         Market
                                                    Amount           Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  South Broward Hospital District Revenue
    (Memorial Healthcare System)
    5.625% 5/1/32                                  $  500,000     $  509,670
                                                                  ----------
                                                                   3,734,660
                                                                  ----------
Miscellaneous Revenue Bonds - 6.75%
  Florida State Board of Education
    (Lottery Revenue)
    Series A 6.00% 7/1/14 (FGIC)                    1,000,000      1,137,070
                                                                  ----------
                                                                   1,137,070
                                                                  ----------
Multi Family Housing Revenue Bonds - 10.85%
  Dade County Housing Finance Authority
    (Lincoln Fields Apartments Section 8)
    6.25% 7/1/24 (MBIA)                               500,000        501,770
  Duval Housing Finance Authority
    (St. Augustine Apartments)
    6.00% 3/1/21                                      300,000        306,453
  Florida Housing Finance Agency
    (The Vineyards Project)
    Series H 6.40% 11/1/15                            500,000        516,810
  Volusia County Housing Finance Authority
    (San Marco Apartments)
    Series A 5.60%
    1/1/44 (FSA)(AMT)                                 500,000        501,065
                                                                  ----------
                                                                   1,826,098
                                                                  ----------
Ports & Harbors Revenue Bonds - 1.81%
  Jacksonville Florida Port Authority
    Seaport Revenue
    5.70% 11/1/30 (MBIA)(AMT)                         295,000        304,888
                                                                  ----------
                                                                     304,888
                                                                  ----------
*Pre-Refunded Bonds - 20.35%
  Jacksonville Florida Port Authority
    Seaport Revenue
    5.70% 11/1/30-10 (MBIA)(AMT)                      205,000        231,187
  Northern Palm Beach County
    Improvement District Special
    Assessment (Abacoa Water Control)
    7.20% 8/1/16-06                                   300,000        349,365
  Pinellas County
    Educational Facilities Authority
    (Clearwater Christian College)
    Private Placement 8.00% 2/1/11-06                 205,000        229,225
  Tampa Utilities Tax Revenue Series A
    6.00% 10/1/17-09 (AMBAC)                        1,000,000      1,174,130
    6.125% 10/1/18-09 (AMBAC)                       1,000,000      1,181,040
  Volusia County, Florida Industrial
    Development Authority Mortgage
    Revenue (Bishops Glen Retirement
    Health Facilities Project)
    7.50% 11/1/16-06                                  230,000        260,813
                                                                  ----------
                                                                   3,425,760
                                                                  ----------
  Public Power Revenue Bonds - 6.18%
    Jacksonville, Florida Electric Authority
    Revenue Electric System
    Series 3-C 5.50%
    10/1/30                                         1,000,000      1,040,720
                                                                  ----------
                                                                   1,040,720
                                                                  ----------

Statements                                        Delaware Tax-Free Florida Fund
  OF NET ASSETS (CONTINUED)




                                                    Principal        Market
                                                      Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Single Family Housing Revenue Bonds - 3.66%
  Florida Housing Finance Agency
    Homeowner Mortgage Series 1B
    6.00% 7/1/17                                     $125,000     $   130,269
  Orange County Florida
    Housing Finance Authority
    Homeowner Revenue Series B 5.25%
    3/1/33 (AMT)                                      500,000         486,120
                                                                  -----------
                                                                      616,389
                                                                  -----------
Tax Increment / Special Assessment Bonds - 6.32%
  Julinton Creek Plantation Community
    Development District Special Assessment
    5.00% 5/1/29 (MBIA)                               495,000         486,876
  Lake Bernadette Community Development
    District Special Assessment Series A
    8.00% 5/1/17                                      240,000         248,158
  Orlando, Florida Special Assessment
    (Conroy Road Interchange Project)
    Series B 5.25% 5/1/05                             125,000         124,980
  Tampa Palms Community Development
    District (Richmond Place Project)
    7.50% 5/1/18                                      195,000         204,222
                                                                  -----------
                                                                    1,064,236
                                                                  -----------
Territorial Revenue Bonds - 2.64%
  Puerto Rico Commonwealth
    Highway & Transportation Authority
    Revenue Series B
    6.00% 7/1/26                                      150,000         157,920
  Puerto Rico Commonwealth
    Highway & Transportation Authority
    Revenue Series G
    5.00% 7/1/42                                      300,000         286,314
                                                                  -----------
                                                                      444,234
                                                                  -----------
Turnpike / Toll Road Revenue Bonds - 2.02%
  Dunes, Florida Community Development
    District Revenue -Intracoastal
    Waterway Bridge (ITT Industries
    Corporation) 5.50% 10/1/07                        175,000         179,132
  Florida State Mid-Bay Bridge Authority
    Series D 6.125% 10/1/22                           160,000         160,859
                                                                  -----------
                                                                      339,991
                                                                  -----------
Water & Sewer Revenue Bonds - 2.98%
  Jacksonville Electric Authority
    Revenue Water & Sewer Systems
    Series A 5.625% 10/1/37                           500,000         502,065
                                                                  -----------
                                                                      502,065
                                                                  -----------
Total Municipal Bonds
  (cost $15,590,773)                                               16,403,775
                                                                  -----------

Total Market Value of Securities - 97.44%
  (cost $15,590,773)                                               16,403,775
Receivables and Other Assets
  Net of Liabilities - 2.56%                                          431,543
                                                                  -----------
Net Assets Applicable to 1,541,080
  Shares Outstanding - 100.00%                                    $16,835,318
                                                                  ===========

Net Asset Value - Delaware Tax-Free
  Florida Fund Class A
  ($9,694,362 / 888,084 Shares)                                        $10.92
                                                                       ------
Net Asset Value - Delaware Tax-Free
  Florida Fund Class B
  ($5,313,120 / 485,819 Shares)                                        $10.94
                                                                       ------
Net Asset Value - Delaware Tax-Free
  Florida Fund Class C
  ($1,827,836 / 167,177 Shares)                                        $10.93
                                                                       ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                              $16,751,043
Distributions in excess of net investment income                         (181)
Accumulated net realized loss on investments                         (728,546)
Net unrealized appreciation of investments                            813,002
                                                                  -----------
Total net assets                                                  $16,835,318
                                                                  ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Florida Fund
Net asset value Class A (A)                                            $10.92
Sales charge (4.50% of offering price,
  or 4.67% of amount invested per share)(B)                              0.51
                                                                       ------
Offering price                                                         $11.43
                                                                       ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                Delaware Tax-Free Florida Insured Fund
  OF NET ASSETS (CONTINUED)               August 31, 2003




                                                      Principal      Market
                                                       Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.68%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 3.11%
  Lee County Florida Airport
    Revenue Series B 5.75% 10/1/33 (FSA)             $3,000,000   $ 3,191,730
                                                                  -----------
                                                                    3,191,730
                                                                  -----------
Dedicated Tax & Fees Revenue Bonds - 12.72%
  Florida Department of Transportation
    5.00% 7/1/31 (FGIC)                               2,000,000     1,977,640
  Jacksonville Florida Excise Taxes
    Revenue Series B
    5.00% 10/1/26 (AMBAC)                             1,500,000     1,494,840
  +Palm Beach County Florida
    Criminal Justice Facilities
    Revenue Inverse Floater
    9.77% 6/1/12 (FGIC)                               7,500,000     9,572,775
                                                                  -----------
                                                                   13,045,255
                                                                  -----------
Higher Education Revenue Bonds - 3.04%
  Broward County, Florida
    Educational Facilities Authority Revenue
    (Nova Southeastern University)
    5.25% 4/1/27 (RADIAN)                             1,000,000       989,810
  Dade County Florida Educational
    Facilities Authority (University of Miami)
    Series A 5.75% 4/1/29 (AMBAC)                     2,000,000     2,128,360
                                                                  -----------
                                                                    3,118,170
                                                                  -----------
Hospital Revenue Bonds - 22.42%
  Escambia County
    Health Facilities Authority
    (Florida Health Care Facilities -
    VHA Program) 5.95% 7/1/20 (AMBAC)                 4,500,000     4,842,089
  Highlands County
    Health Facilities Authority
    (Adventist Health System/Sunbelt)
    Series A 6.00% 11/15/31                           1,000,000     1,042,690
  Hillsborough County Florida
    Industrial Development
    (Tampa General Hospital Project)
    Series B 5.25% 10/1/34                            1,500,000     1,394,520
  Indian River County Hospital District
    (Indian River Memorial Hospital)
    6.10% 10/1/18 (FSA)                               3,000,000     3,349,770
  Lee Memorial Health Systems
    Series A 5.00% 4/1/18 (FSA)                       1,250,000     1,287,338
  Orange County, Florida
    Health Facilities Authority Revenue
    (Adventist Health System)
    5.625% 11/15/32                                   3,965,000     3,980,979
  Palm Beach County
    Health Facilities Authority
    Revenue Refunding Hospital
    (Boca Raton Community Hospital)
    5.625% 12/1/31                                    2,000,000     1,997,000
  South Broward Hospital District Revenue
    (Memorial Healthcare System)
    5.625% 5/1/32                                     2,500,000     2,548,350
  Tallahassee Health Facilities
    (Tallahassee Memorial
    Regional Medical Center)
    Series B 6.00% 12/1/15 (MBIA)                     2,500,000     2,558,300
                                                                  -----------
                                                                   23,001,036
                                                                  -----------

                                                      Principal      Market
                                                       Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds - 26.58%
  Florida Housing Finance Agency
    (Crossings Indian Run Apartments HUD)
    Series V (LOC First Union National
    Bank of North Carolina)
    6.10% 12/1/26 (AMBAC)(AMT)                       $  750,000   $   770,018
  Florida Housing Finance Agency
    (Landings at Sea Forest Apartments)
    Series T (LOC First Union National
    Bank of North Carolina)
    5.85% 12/1/18 (AMBAC)(FHA)(AMT)                     440,000       451,990
    6.05% 12/1/36 (AMBAC)(FHA)(AMT)                     700,000       714,861
  Florida Housing Finance Agency
    (Leigh Meadows Apartments Section 8)
    Series N (LOC First Union National
    Bank of North Carolina)
    6.20% 9/1/26 (AMBAC)(AMT)                         2,765,000     2,846,015
    6.30% 9/1/36 (AMBAC)(AMT)                         2,000,000     2,058,880
  Florida Housing Finance Agency
    (Mariner Club Apartments) Series K-1
    6.25% 9/1/26 (AMBAC)(AMT)                         2,000,000     2,062,220
    6.375% 9/1/36 (AMBAC)(AMT)                        3,500,000     3,611,125
  Florida Housing Finance Agency
    (Riverfront Apartments Section 8)
    Series A 6.25% 4/1/37 (AMBAC)(AMT)                1,000,000     1,035,610
  Florida Housing Finance Agency
    (Spinnaker Cove Apartments)
    Series G (LOC First Union National
    Bank of North Carolina)
    6.50% 7/1/36 (AMBAC)(FHA)(AMT)                      500,000       517,300
  Florida Housing Finance Agency
    (Sterling Palms Apartments) Series D-1
    (LOC First Union National
    Bank of North Carolina)
    6.30% 12/1/16 (AMBAC)(AMT)                        1,000,000     1,037,630
    6.40% 12/1/26 (AMBAC)(AMT)                        1,500,000     1,551,105
    6.50% 6/1/36 (AMBAC)(AMT)                         6,540,000     6,763,340
  Florida Housing Finance Agency
    (Woodbridge Apartments) Series L
    6.15% 12/1/26 (AMBAC)(AMT)                        1,750,000     1,799,998
    6.25% 6/1/36 (AMBAC)(AMT)                         2,000,000     2,058,460
                                                                  -----------
                                                                   27,278,552
                                                                  -----------
Municipal Lease Revenue Bonds - 4.93%
  Osceola County Florida School Board
    Series A 5.25% 6/1/27 (AMBAC)                     4,000,000     4,069,040
  Palm Beach County Florida School Board
    Certificates of Participation
    Series D 5.00% 8/1/28 (FSA)                       1,000,000       991,930
                                                                  -----------
                                                                    5,060,970
                                                                  -----------
*Pre-Refunded Bonds - 7.65%
  Miramar Wastewater Improvement
    Assessment 6.75% 10/1/25-04 (FGIC)                2,425,000     2,599,188
  Port St. Lucie Florida
    Utility Revenue 6.00% 9/1/24-04 (FGIC)            5,000,000     5,249,900
                                                                  -----------
                                                                    7,849,088
                                                                  -----------

Statements                                Delaware Tax-Free Florida Insured Fund
  OF NET ASSETS (CONTINUED)




                                                      Principal      Market
                                                       Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Public Power Revenue Bonds - 1.94%
  Florida State Municipal Power Agency
    Revenue (Stanton II Project)
    5.00% 10/1/26 (AMBAC)                            $2,000,000   $  1,993,120
                                                                  ------------
                                                                     1,993,120
                                                                  ------------
Tax Increment / Special Assessment Bonds - 1.30%
  Osceola County Celebration Community
    Development District Assessment
    6.10% 5/1/16 (MBIA)                                 560,000        581,689
  Osceola County Enterprise Community
    Development District Special Assessment
    6.10% 5/1/16 (MBIA)                                 720,000        747,885
                                                                  ------------
                                                                     1,329,574
                                                                  ------------
Territorial General Obligation Bonds - 4.19%
  Puerto Rico Commonwealth
    Public Improvement Series A
    5.125% 7/1/30 (FSA)                               1,500,000      1,517,460
    5.50% 7/1/19 (MBIA)                               2,500,000      2,779,350
                                                                  ------------
                                                                     4,296,810
                                                                  ------------
Territorial Revenue Bonds - 6.23%
  Puerto Rico Commonwealth
    Highway & Transportation Authority
    Transportation Revenue Series D
    5.25% 7/1/38                                      5,500,000      5,451,765
  Puerto Rico Public Buildings Authority
    Revenue 5.25% 7/1/25
    (Commonwealth Guaranteed)                           930,000        935,357
                                                                  ------------
                                                                     6,387,122
                                                                  ------------
Turnpike / Toll Road Revenue Bonds - 1.44%
  Tampa-Hillsborough County
    Expressway Authority
    5.00% 7/1/35 (FGIC)                               1,500,000      1,480,590
                                                                  ------------
                                                                     1,480,590
                                                                  ------------
Water & Sewer Revenue Bonds - 3.13%
  JEA, Florida Water and Sewer Systems
    Revenue Series A
    5.375% 10/1/30 (MBIA)                             2,000,000      2,042,960
  Tampa Water and Sewer Revenue
    6.00% 10/1/16 (FSA)                               1,000,000      1,166,030
                                                                  ------------
                                                                     3,208,990
                                                                  ------------
Total Municipal Bonds
  (cost $96,611,195)                                               101,241,007
                                                                  ------------

Total Market Value of Securities - 98.68%
  (cost $96,611,195)                                               101,241,007
Receivables and Other Assets
  Net of Liabilities - 1.32%                                         1,355,572
                                                                  ------------
Net Assets Applicable to 9,233,448
  Shares Outstanding - 100.00%                                    $102,596,579
                                                                  ============

Net Asset Value - Delaware Tax-Free
  Florida Insured Fund Class A
  ($95,950,606 / 8,635,590 Shares)                                      $11.11
                                                                        ------
Net Asset Value - Delaware Tax-Free
  Florida Insured Fund Class B
  ($5,799,858 / 521,738 Shares)                                         $11.12
                                                                        ------
Net Asset Value - Delaware Tax-Free
  Florida Insured Fund Class C
  ($846,115 / 76,120 Shares)                                            $11.12
                                                                        ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                              $ 99,209,906
Accumulated net realized loss on investments                        (1,243,139)
Net unrealized appreciation of investments                           4,629,812
                                                                  ------------
Total net assets                                                  $102,596,579
                                                                  ============

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term rates. Interest rate disclosed is in effect as of August 31, 2003.

Net Asset Value and Offering Price per Share -
 Delaware Tax-Free Florida Insured Fund
Net asset value Class A  (A)                                            $11.11
Sales charge (4.50% of offering price,
 or 4.68% of amount invested per share)(B)                                0.52
                                                                        ------
Offering price                                                          $11.63
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                       Delaware Tax-Free New York Fund
  OF NET ASSETS                                  August 31, 2003





                                                     Principal      Market
                                                      Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds- 97.75%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 5.50%
  New York City, New York
    Industrial Development
    (JFK Airis Project)
    5.50% 7/1/28 (AMT)                               $500,000     $  462,370
  Onondaga County, New York
    Industrial Development Authority
    Revenue Subordinated
    (Air Cargo Project)
    7.25% 1/1/32 (AMT)                                500,000        500,435
                                                                  ----------
                                                                     962,805
                                                                  ----------
City General Obligation Bonds - 5.44%
  New York City Series C
    5.375% 11/15/27                                   450,000        453,029
  New York City, New York
    Series J 5.25% 6/1/28                             500,000        498,925
                                                                  ----------
                                                                     951,954
                                                                  ----------
Dedicated Tax & Fees Revenue Bonds - 2.89%
  Schenectady, New York
    Metroplex Development Authority
    Revenue Series A
    5.375% 12/15/21                                   500,000        505,790
                                                                  ----------
                                                                     505,790
                                                                  ----------
Higher Education Revenue Bonds - 14.92%
  Amherst, New York
    Industrial Agency
    Civic Facilities Revenue
    (UBF Faculty Student Housing)
    Series A 5.75% 8/1/30 (AMBAC)                     200,000        214,626
  Dutchess County Industrial
    Development Agency
    (Marist College)
    5.00% 7/1/20                                      500,000        491,865
  New York State
    Dormitory Authority Revenue
    (Columbia University)
    Series A 5.00% 7/1/23                             500,000        506,760
  New York State
    Dormitory Authority Revenue
    (Pratt Institute)
    6.00% 7/1/20 (RADIAN)                             500,000        561,105
  New York State
    Dormitory Authority Revenue
    (State University)
    Series B 7.50% 5/15/11                            270,000        326,249
  Onondaga County
    Industrial Development Agency
    (Le Moyne College)
    Series A 5.625% 12/1/21                           500,000        510,805
                                                                  ----------
                                                                   2,611,410
                                                                  ----------
Hospital Revenue Bonds - 18.18%
  New York State
    Dormitory Authority Revenue
    (Chapel Oaks) (LOC Allied Irish Bank)
    5.45% 7/1/26                                      450,000        452,691
  New York State
    Dormitory Authority Revenue
    (Mental Health)
    Series D 5.90% 2/15/12                            250,000        275,748

                                                     Principal      Market
                                                      Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  New York State
    Dormitory Authority Revenue
    (Millard Fillmore Hospital)
    5.375% 2/1/32 (AMBAC) (FHA)                     $  450,000    $  457,961
  New York State
    Dormitory Authority Revenue
    (North Shore Long Island Jewish Group)
    5.50% 5/1/33                                       500,000       502,939
  New York State
    Dormitory Authority Revenue
    (Sloan-Kettering Center)
    Series 1 5.00% 7/1/34                              500,000       486,855
  New York State
    Dormitory Authority Revenue
    (Winthrop South Nassau Hospital)
    Series B 5.50% 7/1/23                              500,000       503,169
  New York State
    Dormitory Authority Revenue
    (Winthrop University Hospital)
    Series A 5.50% 7/1/32                              500,000       500,900
                                                                  ----------
                                                                   3,180,263
                                                                  ----------
Investor Owned Utilities Revenue Bonds - 5.21%
  New York City
    Industrial Development Agency
    (Brooklyn Navy Yard Cogen Partners)
    5.75% 10/1/36 (AMT)                                450,000       397,683
  New York State
    Energy Research & Development
    Authority Pollution Control Revenue
    (Central Hudson Gas)
    Series A 5.45% 8/1/27 (AMBAC)                      500,000       514,685
                                                                  ----------
                                                                     912,368
                                                                  ----------
Municipal Lease Revenue Bonds - 5.76%
  Albany, New York Industrial Development
    Agency Civic Facility Revenue
    (Charitable Leadership Project)
    Series A 5.75% 7/1/26                              500,000       497,125
  New York State Dormitory Authority Lease
    5.375% 5/15/21                                     500,000       511,735
                                                                  ----------
                                                                   1,008,860
                                                                  ----------
Parking Revenue Bonds - 2.89%
  Albany, New York Parking Authority
    Revenue Series A 5.625% 7/15/25                    500,000       505,535
                                                                  ----------
                                                                     505,535
                                                                  ----------
*Pre-Refunded Bonds - 10.71%
  Metropolitan Transportation Authority
    New York Dedicated Tax
    Series A 6.125% 4/1/17-10 (FGIC)                 1,000,000     1,163,780
  New York State Dormitory Authority
    Revenue (State University)
    Series B 7.50% 5/15/11-09                          130,000       162,195
  New York State Thruway Authority Service
    Contract Revenue Local Highway & Bridge
    6.25% 4/1/14-05                                    500,000       548,965
                                                                  ----------
                                                                   1,874,940
                                                                  ----------

Statements                                       Delaware Tax-Free New York Fund
  OF NET ASSETS (CONTINUED)




                                                    Principal       Market
                                                      Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Public Power Revenue Bonds - 2.75%
  Long Island Power Authority
    New York Electric System Revenue
    Series C 5.00% 9/1/27                           $500,000      $   481,860
                                                                  -----------
                                                                      481,860
                                                                  -----------
Single Family Housing Revenue Bonds - 5.32%
  New York State Mortgage Agency Revenue
    Homeowner Mortgage
    Series 88 6.25% 4/1/30 (AMT)                     890,000          931,447
                                                                  -----------
                                                                      931,447
                                                                  -----------
Territorial Revenue Bonds - 11.24%
  Puerto Rico Commonwealth
    Highway & Transportation Authority
    Highway Revenue
    Series Y 5.50% 7/1/36                            475,000          487,160
  Puerto Rico Commonwealth
    Highway & Transportation Authority
    Transportation Revenue
    Series G 5.00% 7/1/33                            500,000          484,525
  Puerto Rico Electric Power Authority
    Power Revenue
    Series N 5.125% 7/1/29                           500,000          495,720
  Puerto Rico Electric Power Authority
    Revenue Series II 5.25% 7/1/31                   500,000          500,155
                                                                  -----------
                                                                    1,967,560
                                                                  -----------
Water & Sewer Revenue Bonds - 6.94%
  New York City, New York
    Municipal Water Finance Authority
    Water & Sewer System Revenue
    Series A 5.125% 6/15/34                          625,000          625,169
  New York City, New York
    Municipal Water Finance Authority
    Water & Sewer System Revenue
    Series E 5.00% 6/15/34                           600,000          588,858
                                                                  -----------
                                                                    1,214,027
                                                                  -----------
Total Municipal Bonds
  (cost $16,643,208)                                               17,108,819
                                                                  -----------

Total Market Value of Securities - 97.75%
  (cost $16,643,208)                                               17,108,819
Receivables and Other Assets
  Net of Liabilities - 2.25%                                          393,310
                                                                  -----------
Net Assets Applicable to 1,713,974 Shares
  Outstanding - 100.00%                                           $17,502,129
                                                                  ===========

Net Asset Value - Delaware Tax-Free
  New York Fund Class A
  ($11,436,454 / 1,119,314 Shares)                                     $10.22
                                                                       ------
Net Asset Value - Delaware Tax-Free
  New York Fund Class B
  ($3,238,030 / 317,447 Shares)                                        $10.20
                                                                       ------
Net Asset Value - Delaware Tax-Free
New York Fund Class C
($2,827,645 / 277,213 Shares)                                          $10.20
                                                                       ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                              $17,357,261
Distributions in excess of net investment income                         (655)
Accumulated net realized loss on investments                         (320,088)
Net unrealized appreciation of investments                            465,611
                                                                  -----------
Total net assets                                                  $17,502,129
                                                                  ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
LOC - Letter of Credit
RADIAN - Insured by Radian Asset Assurance

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Net Asset Value and Offering Price per Share --
  Delaware Tax-Free New York Fund
Net asset value Class A (A)                                            $10.22
Sales charge (4.50% of offering price,
  or 4.70% of amount invested per share)(B)                              0.48
                                                                       ------
Offering price                                                         $10.70
                                                                       ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                            Year Ended August 31, 2003
  OF OPERATIONS

                                                                                Delaware           Delaware          Delaware
                                                                                Tax-Free           Tax-Free          Tax-Free
                                                                              Florida Fund   Florida Insured Fund  New York Fund
Investment Income:
  Interest                                                                      $ 900,009        $ 6,032,497          $836,503
                                                                                ---------        -----------          --------

Expenses:
  Management fees                                                                  92,696            548,852            89,444
  Distribution expenses -- Class A                                                 25,392            258,736            27,795
  Distribution expenses -- Class B                                                 54,785             56,796            33,759
  Distribution expenses -- Class C                                                 12,118              6,466            17,523
  Dividend disbursing and transfer agent fees and expenses                         10,955             82,638            15,458
  Accounting and administration expenses                                            7,606             49,552             7,326
  Professional fees                                                                 2,981             21,470             3,301
  Trustees' fees                                                                    1,952              5,455             1,678
  Registration fees                                                                 1,724             10,236             6,365
  Reports and statements to shareholders                                            1,590              9,550             2,942
  Custodian fees                                                                    1,403              5,396             1,651
  Other                                                                             4,414             27,393             3,840
                                                                                ---------        -----------        ----------
                                                                                  217,616          1,082,540           211,082
  Less expenses absorbed or waived                                                (39,436)           (41,495)          (89,588)
  Less expenses paid indirectly                                                    (1,645)            (5,409)           (1,804)
                                                                                ---------        -----------        ----------
  Total expenses                                                                  176,535          1,035,636           119,690
                                                                                ---------        -----------        ----------
Net Investment Income                                                             723,474          4,996,861           716,813
                                                                                ---------        -----------        ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments                                                 76,778            614,284           157,510
  Net change in unrealized appreciation/depreciation of investments              (243,690)        (2,605,250)         (376,165)
                                                                                ---------        -----------        ----------
Net Realized and Unrealized Loss on Investments                                  (166,912)        (1,990,966)         (218,655)
                                                                                ---------        -----------        ----------

Net Increase in Net Assets Resulting from Operations                            $ 556,562        $ 3,005,895        $  498,158
                                                                                =========        ===========        ==========

See accompanying notes

Statements
  OF CHANGES IN NET ASSETS

                                                         Delaware Tax-Free         Delaware Tax-Free         Delaware Tax-Free
                                                            Florida Fund          Florida Insured Fund        New York Fund
                                                             Year Ended               Year Ended                Year Ended
                                                       8/31/03      8/31/02      8/31/03       8/31/02       8/31/03      8/31/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                 $723,474     $711,610    $4,996,861    $5,242,579     $716,813     $661,650
  Net realized gain on investments                        76,778      182,704       614,284       766,040      157,510       51,624
  Net change in unrealized
    appreciation/depreciation of investments            (243,690)      50,716    (2,605,250)      255,033     (376,165)     (50,467)
                                                     -----------  -----------  ------------  ------------  -----------  -----------
  Net increase in net assets resulting from
    operations                                           556,562      945,030     3,005,895     6,263,652      498,158      662,807
                                                     -----------  -----------  ------------  ------------  -----------  -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                             (466,803)    (501,105)   (4,753,688)   (5,037,013)    (516,808)    (494,892)
    Class B                                             (210,191)    (187,869)     (218,299)     (194,236)    (132,026)    (118,158)
    Class C                                              (46,480)     (22,636)      (24,874)      (11,330)     (67,979)     (48,600)
                                                     -----------  -----------  ------------  ------------  -----------  -----------
                                                        (723,474)    (711,610)   (4,996,861)   (5,242,579)    (716,813)    (661,650)
                                                     -----------  -----------  ------------  ------------  -----------  -----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                            1,111,543    1,408,493     5,639,680     6,986,446    2,864,348      965,399
    Class B                                              928,820    1,066,869     1,740,052       969,051      207,630      937,942
    Class C                                            1,165,280      200,000       431,204       500,099    1,959,112       68,645

Net asset value of shares issued upon
    reinvestment of dividends and distributions:
    Class A                                              182,417      184,329     1,575,119     1,711,943      374,830      313,811
    Class B                                               67,252       73,100        95,718        80,923       56,078       49,223
    Class C                                               20,496        9,025        17,939         8,714       59,428       45,482
                                                     -----------  -----------  ------------  ------------  -----------  -----------
                                                       3,475,808    2,941,816     9,499,712    10,257,176    5,521,426    2,380,502
                                                     -----------  -----------  ------------  ------------  -----------  -----------
Cost of shares repurchased:
    Class A                                           (1,976,552)  (2,023,575)  (15,180,505)  (11,258,670)  (1,168,843)  (1,948,355)
    Class B                                             (739,284)    (756,732)   (1,146,474)     (883,500)    (337,967)    (156,584)
    Class C                                              (64,239)      (5,800)     (141,785)      (11,382)    (250,079)    (203,370)
                                                     -----------  -----------  ------------  ------------  -----------  -----------
                                                      (2,780,075)  (2,786,107)  (16,468,764)  (12,153,552)  (1,756,889)  (2,308,309)
                                                     -----------  -----------  ------------  ------------  -----------  -----------

Increase (decrease) in net assets derived
  from capital share transactions                        695,733      155,709    (6,969,052)   (1,896,376)   3,764,537       72,193
                                                     -----------  -----------  ------------  ------------  -----------  -----------
Net Increase (Decrease) in Net Assets                    528,821      389,129    (8,960,018)     (875,303)   3,545,882       73,350

Net Assets:
  Beginning of year                                   16,306,497   15,917,368   111,556,597   112,431,900   13,956,247   13,882,897
                                                     -----------  -----------  ------------  ------------  -----------  -----------
  End of year                                        $16,835,318  $16,306,497  $102,596,579  $111,556,597  $17,502,129  $13,956,247
                                                     -----------  -----------  ------------  ------------  -----------  -----------


See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Tax-Free Florida Fund Class A
------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended
                                                           8/31/03     8/31/02(1)   8/31/01     8/31/00    8/31/99

Net asset value, beginning of period                       $11.030     $10.870      $10.420     $10.530    $11.230

Income (loss) from investment operations:
Net investment income                                        0.510       0.514        0.513       0.518      0.532
Net realized and unrealized gain (loss) on investments      (0.110)      0.160        0.450      (0.110)    (0.688)
                                                           -------     -------      -------     -------    -------
Total from investment operations                             0.400       0.674        0.963       0.408     (0.156)
                                                           -------     -------      -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.510)     (0.514)      (0.513)     (0.518)    (0.532)
Net realized gain on investments                                --          --           --          --     (0.012)
                                                           -------     -------      -------     -------    -------
Total dividends and distributions                           (0.510)     (0.514)      (0.513)     (0.518)    (0.544)
                                                           -------     -------      -------     -------    -------

Net asset value, end of period                             $10.920     $11.030      $10.870     $10.420    $10.530
                                                           =======     =======      =======     =======    =======

Total return(2)                                              3.67%       6.42%        9.48%       4.11%     (1.50%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $9,694     $10,464      $10,747      $8,711    $11,406
Ratio of expenses to average net assets(3)                   0.75%       0.75%        0.75%       0.75%      0.62%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly    0.98%       1.06%        0.97%       1.10%      1.16%
Ratio of net investment income to average net assets         4.59%       4.78%        4.84%       5.11%      4.81%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly    4.36%       4.47%        4.62%       4.76%      4.27%
Portfolio turnover                                             31%         57%          40%         64%        30%

(1) As required, effective September 1, 2001, the Fund adopted provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratio for the year ended August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.76%.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Tax-Free Florida Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended

                                                              8/31/03    8/31/02(1)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.040     $10.890      $10.430     $10.540      $11.240

Income (loss) from investment operations:
Net investment income                                           0.426       0.433        0.434       0.443        0.449
Net realized and unrealized gain (loss) on investments         (0.100)      0.150        0.460      (0.110)      (0.688)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.326       0.583        0.894       0.333       (0.239)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.426)     (0.433)      (0.434)     (0.443)      (0.449)
Net realized gain on investments                                   --          --           --          --       (0.012)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.426)     (0.433)      (0.434)     (0.443)      (0.461)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.940     $11.040      $10.890     $10.430      $10.540
                                                              =======     =======      =======     =======      =======



Total return(2)                                                 2.98%       5.52%        8.76%       3.34%       (2.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,313      $5,110       $4,655      $4,045       $4,468
Ratio of expenses to average net assets(3)                      1.50%       1.50%        1.50%       1.50%        1.37%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.73%       1.81%        1.72%       1.85%        1.91%
Ratio of net investment income to average net assets            3.84%       4.03%        4.09%       4.36%        4.06%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.61%       3.72%        3.87%       4.01%        3.52%
Portfolio turnover                                                31%         57%          40%         64%          30%

(1) As required, effective September 1, 2001, the Fund adopted provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratio for the year ended August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.51%.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Tax-Free Florida Fund Class C
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02(1)   8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.040     $10.880      $10.420     $10.530      $11.240

Income (loss) from investment operations:
Net investment income                                           0.426       0.433        0.434       0.446        0.449
Net realized and unrealized gain (loss) on investments         (0.110)      0.160        0.460      (0.110)      (0.698)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.316       0.593        0.894       0.336       (0.249)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.426)     (0.433)      (0.434)     (0.446)      (0.449)
Net realized gain on investments                                   --          --           --          --       (0.012)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.426)     (0.433)      (0.434)     (0.446)      (0.461)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.930     $11.040      $10.880     $10.420      $10.530
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 2.89%       5.63%        8.79%       3.38%       (2.33%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,828        $732         $516        $433         $722
Ratio of expenses to average net assets(3)                      1.50%       1.50%        1.50%       1.50%        1.37%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.73%       1.81%        1.72%       1.85%        1.91%
Ratio of net investment income to average net assets            3.84%       4.03%        4.09%       4.36%        4.06%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.61%       3.72%        3.87%       4.01%        3.52%
Portfolio turnover                                                31%         57%          40%         64%          30%

(1) As required, effective September 1, 2001, the Fund adopted provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratio for the year ended August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.51%.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                   Delaware Tax-Free Florida Insured Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02(1)   8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.330     $11.230      $10.770     $10.750      $11.370

Income (loss) from investment operations:
Net investment income                                           0.523       0.532        0.527       0.525        0.537
Net realized and unrealized gain (loss) on investments         (0.220)      0.100        0.460       0.020       (0.620)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.303       0.632        0.987       0.545       (0.083)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.523)     (0.532)      (0.527)     (0.525)      (0.537)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.523)     (0.532)      (0.527)     (0.525)      (0.537)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.110     $11.330      $11.230     $10.770      $10.750
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 2.68%       5.83%        9.39%       5.29%       (0.83%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $95,951    $105,773     $107,365    $110,708     $125,838
Ratio of expenses to average net assets                         0.90%       0.90%        0.90%       0.91%        0.85%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      0.94%       0.99%        0.97%       1.01%        0.85%
Ratio of net investment income to average net assets            4.60%       4.80%        4.81%       4.98%        4.77%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.56%       4.71%        4.74%       4.88%        4.77%
Portfolio turnover                                                26%         46%          12%         56%          25%

(1) As required, effective September 1, 2001, the Fund adopted provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                    Delaware Tax-Free Florida Insured Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02(1)   8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.330     $11.230      $10.770     $10.750      $11.370

Income (loss) from investment operations:
Net investment income                                           0.437       0.445        0.443       0.448        0.452
Net realized and unrealized gain (loss) on investments         (0.210)      0.100        0.460       0.016       (0.620)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.227       0.545        0.903       0.464       (0.168)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.437)     (0.445)      (0.443)     (0.444)      (0.452)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.437)     (0.445)      (0.443)     (0.444)      (0.452)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.120     $11.330      $11.230     $10.770      $10.750
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 2.00%       5.01%        8.56%       4.50%       (1.58%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,800      $5,223       $5,014      $5,272       $4,799
Ratio of expenses to average net assets                         1.65%       1.65%        1.65%       1.66%        1.60%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.69%       1.74%        1.72%       1.76%        1.60%
Ratio of net investment income to average net assets            3.85%       4.05%        4.06%       4.23%        4.02%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.81%       3.96%        3.99%       4.13%        4.02%
Portfolio turnover                                                26%         46%          12%         56%          25%

(1) As required, effective September 1, 2001, the Fund adopted provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                     Delaware Tax-Free Florida Insured Fund Class C
-------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended              1/8/99(2)(3)
                                                                                                                   to
                                                              8/31/03     8/31/02(1)   8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                          $11.330     $11.240      $10.780     $10.760      $11.370

Income (loss) from investment operations:
Net investment income                                           0.437       0.447        0.443       0.454        0.286
Net realized and unrealized gain (loss) on investments         (0.210)      0.090        0.460       0.010       (0.610)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.227       0.537        0.903       0.464       (0.324)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.437)     (0.447)      (0.443)     (0.444)      (0.286)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.437)     (0.447)      (0.443)     (0.444)      (0.286)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.120     $11.330      $11.240     $10.780      $10.760
                                                              =======     =======      =======     =======      =======

Total return(4)                                                 2.00%       4.93%        8.45%       4.49%       (2.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $846        $560          $53         $51         $107
Ratio of expenses to average net assets                         1.65%       1.65%        1.65%       1.66%        1.60%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.69%       1.74%        1.72%       1.76%        1.60%
Ratio of net investment income to average net assets            3.85%       4.05%        4.06%       4.23%        4.02%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.81%       3.96%        3.99%       4.13%        4.02%
Portfolio turnover                                                26%         46%          12%         56%          25%

(1) As required, effective September 1, 2001, the Fund adopted provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Shares of Delaware Investments Tax-Free Florida Insured Fund Class C were initially offered on September 29, 1997. On or about September 29, 1997, Class C sold shares, which were subsequently repurchased on December 18, 1997. There were no shares sold or outstanding from December 19, 1997 through January 7, 1999. Shareholder data for Class C for the period September 29, 1997 through December 18, 1997 are not disclosed because Management does not believe them to be meaningful.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Tax-Free New York Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02(1)   8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $10.340     $10.350       $9.820      $9.880      $10.670

Income (loss) from investment operations:
Net investment income                                           0.484       0.503        0.523       0.535        0.523
Net realized and unrealized gain (loss) on investments         (0.120)     (0.010)       0.530      (0.060)      (0.766)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.364       0.493        1.053       0.475       (0.243)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.484)     (0.503)      (0.523)     (0.535)      (0.523)
Net realized gain on investments                                   --          --           --          --       (0.024)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.484)     (0.503)      (0.523)     (0.535)      (0.547)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.220     $10.340      $10.350      $9.820       $9.880
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 3.56%       4.98%       11.03%       5.09%       (2.44%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $11,436      $9,490      $10,169     $10,082      $10,580
Ratio of expenses to average net assets(3)                      0.50%       0.50%        0.50%       0.50%        0.66%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.05%       1.15%        1.02%       1.25%        1.19%
Ratio of net investment income to average net assets            4.65%       4.98%        5.23%       5.58%        4.99%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.10%       4.33%        4.71%       4.83%        4.46%
Portfolio turnover                                                64%         43%          27%         34%          21%

(1) As required, effective September 1, 2001, the Fund adopted provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios for the years ended August 31, 2003 and 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.51%.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Tax-Free New York Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02(1)   8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $10.330     $10.330       $9.810      $9.860      $10.650

Income (loss) from investment operations:
Net investment income                                           0.406       0.426        0.448       0.462        0.445
Net realized and unrealized gain (loss) on investments         (0.130)         --        0.520      (0.050)      (0.766)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.276       0.426        0.968       0.412       (0.321)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.406)     (0.426)      (0.448)     (0.462)      (0.445)
Net realized gain on investments                                   --          --           --          --       (0.024)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.406)     (0.426)      (0.448)     (0.462)      (0.469)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.200     $10.330      $10.330      $9.810       $9.860
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 2.69%       4.30%       10.12%       4.41%       (3.18%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,238      $3,352       $2,507      $1,297       $1,435
Ratio of expenses to average net assets(3)                      1.25%       1.25%        1.25%       1.25%        1.41%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.80%       1.90%        1.77%       2.00%        1.94%
Ratio of net investment income to average net assets            3.90%       4.23%        4.48%       4.83%        4.24%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.35%       3.58%        3.96%       4.08%        3.71%
Portfolio turnover                                                64%         43%          27%         34%          21%

(1) As required, effective September 1, 2001, the Fund adopted provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios for the years ended August 31, 2003 and 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 1.26%.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Tax-Free New York Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02(1)   8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $10.320     $10.330       $9.800      $9.860      $10.640

Income (loss) from investment operations:
Net investment income                                           0.406       0.426        0.449       0.462        0.445
Net realized and unrealized gain (loss) on investments         (0.120)     (0.010)       0.530      (0.060)      (0.756)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.286       0.416        0.979       0.402       (0.311)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.406)     (0.426)      (0.449)     (0.462)      (0.445)
Net realized gain on investments                                   --          --           --          --       (0.024)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.406)     (0.426)      (0.449)     (0.462)      (0.469)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.200     $10.320      $10.330      $9.800       $9.860
                                                              =======     =======      =======     =======      =======

Total return(2)                                                 2.79%       4.20%       10.23%       4.31%       (3.08%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,828      $1,115       $1,206         $66         $112
Ratio of expenses to average net assets(3)                      1.25%       1.25%        1.25%       1.25%        1.41%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.80%       1.90%        1.77%       2.00%        1.94%
Ratio of net investment income to average net assets            3.90%       4.23%        4.48%       4.83%        4.24%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.35%       3.58%        3.96%       4.08%        3.71%
Portfolio turnover                                                64%         43%          27%         34%          21%

(1) As required, effective September 1, 2001, the Fund adopted provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratios for the years ended August 31, 2003 and 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 1.26%.

See accompanying notes

Notes                                                            August 31, 2003
  TO FINANCIAL STATEMENTS


Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund (each "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Florida Fund and Delaware Tax-Free Florida Insured Fund is to seek as high a level of current income exempt from federal income tax and the Florida state intangibles tax, as is consistent with preservation of capital. The investment objective of Delaware Tax-Free New York Fund is to seek as high a level of current income exempt from federal income tax and from New York state personal income tax, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith under the direction of each Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2003 were as follows:

                       Delaware             Delaware            Delaware
                       Tax-Free             Tax-Free            Tax-Free
                        Florida         Florida Insured          New York
                         Fund                Fund                  Fund
                       _________         ______________         _________
  Commission
    reimbursements       $  404              $2,635               $  390
  Earnings credits        1,241               2,774                1,414

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                            Delaware Tax-Free       Delaware Tax-Free       Delaware Tax-Free
                              Florida Fund         Florida Insured Fund       New York Fund
                            -----------------      --------------------     -----------------
  On the first $500 million       0.55%                    0.50%                   0.55%
  On the next $500 million        0.50%                   0.475%                   0.50%
  On the next $1.5 billion        0.45%                    0.45%                   0.45%
  In excess of $2.5 billion      0.425%                   0.425%                  0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2004 for the Delaware Tax-Free Florida and Tax-Free Florida Insured Funds and until revoked for the Delaware Tax-Free New York Fund, as shown below.

                                       Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                         Florida Fund         Florida Insured Fund        New York Fund
                                       -----------------      --------------------      -----------------
The operating expense limitation
  as a percentage of average daily
  net assets (per annum)                     0.50%                   0.65%                    0.25%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing, and transfer agent services. Each Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Funds pay DSC a monthly fee based on the number of shareholder accounts for dividend and disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2003, the Funds had liabilities payable to affiliates as follows:

                                           Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                             Florida Fund         Florida Insured Fund        New York Fund
                                           -----------------      --------------------      -----------------
  Investment management fee payable to DMC        $9,344                $47,199                     $457
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC   1,579                 12,466                    1,954
  Other expenses payable to DMC and affiliates    12,482                  6,700                    2,355

For the year ended August 31, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                         Delaware Tax-Free      Delaware Tax-Free        Delaware Tax-Free
                                           Florida Fund        Florida Insured Fund        New York Fund
                                         -----------------     --------------------      -----------------
                                             $3,942                  $5,379                   $2,155

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended August 31, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                         Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                           Florida Fund         Florida Insured Fund        New York Fund
                                         -----------------      --------------------      -----------------
  Purchases                                  $5,722,240             $27,800,797               $13,717,621
  Sales                                       5,053,493              33,934,446                10,145,421

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments (continued)
At August 31, 2003, the cost of investment and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                         Delaware Tax-Free        Delaware Tax-Free       Delaware Tax-Free
                                           Florida Fund         Florida Insured Fund        New York Fund
                                         -----------------      --------------------      -----------------
  Cost of investments                        $15,590,773            $96,611,195              $16,643,208
                                             ===========            ===========              ===========
  Aggregate unrealized appreciation             $895,008             $4,914,861                 $650,517
  Aggregate unrealized depreciation              (82,006)              (285,049)                (184,906)
                                             -----------            -----------              -----------
  Net unrealized appreciation                   $813,002             $4,629,812                 $465,611
                                             ===========            ===========              ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2003 and 2002 was as follows:

                                         Delaware Tax-Free      Delaware Tax-Free        Delaware Tax-Free
                                           Florida Fund       Florida Insured Fund         New York Fund
                                         -----------------    --------------------       -----------------
                                           Year Ended             Year Ended                Year Ended
                                       8/31/03     8/31/02     8/31/03    8/31/02       8/31/03     8/31/02
                                       -------     -------     -------    -------       -------     -------

  Tax-exempt income                   $723,474    $711,610   $4,996,861  $5,242,579    $716,813    $661,650

As of August 31, 2003, the components of net assets on a tax basis were as follows:

                                           Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                             Florida Fund         Florida Insured Fund        New York Fund
                                           -----------------      --------------------      -----------------
  Shares of beneficial interest              $16,751,043             $99,209,906              $17,357,261
  Undistributed tax-exempt income                   (181)                     --                     (655)
  Capital loss carryforwards                    (728,546)             (1,243,139)                (320,088)
  Unrealized appreciation of investments         813,002               4,629,812                  465,611
                                             -----------            ------------              -----------
  Net assets                                 $16,835,318            $102,596,579              $17,502,129
                                             ===========            ============              ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                                           Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                             Florida Fund         Florida Insured Fund        New York Fund
                                           -----------------      --------------------      -----------------
  2004                                        $     --                $  735,445                $     --
  2008                                          85,428                   507,694                      --
  2009                                         643,118                        --                 320,088
                                              --------                ----------                --------
  Total                                       $728,546                $1,243,139                $320,088
                                              ========                ==========                ========

During the year ended August 31, 2003, the Delaware Tax-Free Florida Insured Fund had $3,713,679 of unused capital loss carryforward expire.

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

5. Capital Shares
Transactions in capital shares were as follows:

                                             Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                               Florida Fund         Florida Insured Fund        New York Fund
                                             -----------------      --------------------      -----------------
                                               Year Ended             Year Ended                 Year Ended
                                           8/31/03     8/31/02     8/31/03    8/31/02      8/31/03      8/31/02

  Shares sold:
    Class A                                100,615     131,609     498,628    631,311      278,394       95,323
    Class B                                 83,873      99,043     152,690     86,670       19,961       92,435
    Class C                                104,884      18,621      37,398     44,972      187,110        6,765

  Shares issued upon reinvestment
    of dividends and distributions:
    Class A                                 16,498      17,131     138,879    154,363       36,152       30,996
    Class B                                  6,071       6,776       8,436      7,291        5,417        4,868
    Class C                                  1,847         838       1,582        785        5,722        4,500
                                           -------     -------     -------    -------      -------      -------
                                           313,788     274,018     837,613    925,392      532,756      234,887
                                           -------     -------     -------    -------      -------      -------

  Shares repurchased:
    Class A                               (178,105)   (188,236) (1,336,825)(1,014,758)    (112,653)    (191,366)
    Class B                                (66,791)    (70,614)   (100,200)   (79,670)     (32,493)     (15,392)
    Class C                                 (5,869)       (530)    (12,304)    (1,028)     (23,563)     (20,091)
                                           -------     -------     -------    -------      -------      -------
                                          (250,765)   (259,380) (1,449,329) (1,095,456)   (168,709)    (226,849)
                                           -------     -------     -------    -------      -------      -------
  Net increase (decrease)                   63,023      14,638    (611,716)  (170,064)     364,047        8,038
                                            ======      ======    ========   ========      =======        =====

For the year ended August 31, 2003 and 2002, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

                                     Year Ended                                          Year Ended
                                        8/31/03                                                8/31/02
                        --------------------------------------------    --------------------------------------------
                         Class B Shares    Class A Shares    Amount      Class B Shares    Class A Shares    Amount
Delaware Tax-Free
Florida Fund                 5,872              5,883      $ 65,055           --                 --       $     --
Delaware Tax-Free
Florida Insured Fund        40,697             40,704       465,070          16,818           16,820        186,792

6. Line of Credit
The Funds, along with certain other funds in the Delaware Investments
Family of Funds (the "Participants"), participate in a $203,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2003 or at any time during the year.

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

7. Credit and Market Risks
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statement of Net Assets.

8. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distribution on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2003, each Fund designates distributions paid during the year as follows:

                                         Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                           Florida Fund        Florida Insured Fund         New York Fund
                                        -------------------   ----------------------    -------------------
(A) Long Term Capital Gains
    Distributions (Tax Basis)                     --                     --                        --
(B) Ordinary Income
    Distributions (Tax Basis)                     --                     --                        --
(C) Tax-Exempt Distributions (Tax Basis)        100%                   100%                      100%
                                                ----                   ----                      ----
    Total Distributions (Tax Basis)             100%                   100%                      100%
                                                ----                   ----                      ----

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees

Voyageur Investment Trust - Delaware Tax-Free Florida Fund
Voyageur Investment Trust - Delaware Tax-Free
Florida Insured  Fund
Voyageur Mutual Funds - Delaware Tax-Free New York Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (the "Funds") as of August 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young  LLP

Philadelphia, Pennsylvania
October 3, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Officers/Trustees and certain background and related information.

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During          by Trustee/Director  Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years           or Officer         or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,            83               None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                       Trustee since       at different times at
                                                   May 15, 2003       Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation
------------------------------------------------------------------------------------------------------------------------------------
   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
   Anthony D. Knerr              Trustee              10 Years       Founder/Managing Director -       101             None
  2005 Market Street                                                 Anthony Knerr & Associates
   Philadelphia, PA                                                    (Strategic Consulting)
        19103                                                             (1990 - Present)

   December 7, 1938

                                                                                                   Number of            Other
                                                                             Principal         Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)       Complex Overseen       Held by
  Address                      Held with          Length of Time               During          by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years           or Officer         or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101       Director - Andy
 2005 Market Street                                                     National Gallery of Art                  Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                   Systemax, Inc.
   November 1, 1940
------------------------------------------------------------------------------------------------------------------------------------
   Thomas F. Madison             Trustee              9 Years               President/Chief             101           Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101             None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
 Joseph H. Hastings             Executive              Executive        Mr. Hastings has served in      101             None
 2005 Market Street         Vice President         Vice President     various executive capacities
   Philadephia, PA                and                    and            at different times at
       19103                Chief Financial        Chief Financial        Delaware Investments.
                                 Officer            Officer since
   December 19, 1949                                August 21,2003
-----------------------------------------------------------------------------------------------------------------------------------
   Richelle S. Maestro     Executive Vice President,  Chief Legal        Ms. Maestro has served in      101             None
   2005 Market Street        Chief Legal Officer     Officer since    various executive capacities
    Philadelphia, PA            and Secretary        March 17, 2003       at different times at
       19103                                                               Delaware Investments.

   November 26, 1957
-----------------------------------------------------------------------------------------------------------------------------------
   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                           Affiliated Officers                        Contact Information

Walter P. Babich                            Jude T. Driscoll                           Investment Manager
Board Chairman                              Chairman                                   Delaware Management Company
Citadel Construction Corporation            Delaware Investments Family of Funds       Philadelphia, PA
King of Prussia, PA                         Philadelphia, PA
                                                                                       International Affiliate
John H. Durham                              Joseph H. Hastings                         Delaware International Advisers Ltd.
Private Investor                            Executive Vice President and               London, England
Gwynedd Valley, PA                          Chief Financial Officer
                                            Delaware Investments Family of Funds       National Distributor
Anthony D. Knerr                            Philadelphia, PA                           Delaware Distributors, L.P.
Managing Director                                                                      Philadelphia, PA
Anthony Knerr & Associates                  Richelle S. Maestro
New York, NY                                Senior Vice President,                     Shareholder Servicing, Dividend
                                            Chief Legal Officer and Secretary          Disbursing and Transfer Agent
Ann R. Leven                                Delaware Investments Family of Funds       Delaware Service Company, Inc.
Former Treasurer/Chief Fiscal Officer       Philadelphia, PA                           2005 Market Street
National Gallery of Art                                                                Philadelphia, PA 19103-7094
Washington, DC                              Michael P. Bishof
                                            Senior Vice President and Treasurer        For Shareholders
Thomas F. Madison                           Delaware Investments Family of Funds       800 523-1918
President and Chief Executive Officer       Philadelphia, PA
MLM Partners, Inc.                                                                     For Securities Dealers and Financial
Minneapolis, MN                                                                        Institutions Representatives Only
                                                                                       800 362-7500
Janet L. Yeomans
Vice President/Mergers & Acquisitions                                                  Web site
3M Corporation                                                                         www.delawareinvestments.com
St. Paul, MN

                                           --------------------------------------------------------------------------------
                                           A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at
                                           http://www.delawareinvestments.com; and (iii) on the Commission's website at
                                           http://www.sec.gov.; and beginning no later than August 31, 2004, information
                                           (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
                                           (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
                                           on the Commission's website at http://www.sec.gov.
                                           --------------------------------------------------------------------------------


Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvesments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4.  Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.Exhibits

(a)(1)   Code of Ethics

         Not applicable.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Voyageur Investment Trust


By:      Jude T. Driscoll
         ---------------------------
Name:    Jude T. Driscoll
Title:   Chairman
Date:    October 28, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      Jude T. Driscoll
         ---------------------------
Name:    Jude T. Driscoll
Title:   Chairman
Date:    October 28, 2003


By:      Joseph H. Hastings
         -----------------------------------
Name:    Joseph H. Hastings
Title:   Chief Financial Officer
Date:    October 28, 2003